UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ALLERGAN PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

2019 Proxy Statement

Notice of Annual General Meeting of Shareholders

Allergan

Notice of 2019 Annual General Meeting of Shareholders
May 1, 2019
8:30 a.m. local time
The Conrad Hotel, Earlsfort Terrace, Dublin 2, Ireland

You are hereby notified that the 2019 Annual General Meeting of Shareholders (the "Annual Meeting") of Allergan plc (the "Company") will be held at The Conrad Hotel, Earlsfort Terrace, Dublin 2, Ireland, at 8:30 a.m. local time on May 1, 2019, to receive the Company's Irish statutory financial statements for the fiscal year ended December 31, 2018 and the reports of the directors and auditors thereon, to review the affairs of the Company and to consider and vote on the following proposals:

1.
Proposal No. 1: To elect by separate resolutions Nesli Basgoz, M.D., Joseph H. Boccuzi, Christopher W. Bodine, Adriane M. Brown, Christopher J. Coughlin, Carol Anthony (John) Davidson, Thomas C. Freyman, Michael E. Greenberg, PhD, Robert J. Hugin, Peter J. McDonnell, M.D. and Brenton L. Saunders as members of the Board of Directors to hold office until the 2020 Annual General Meeting of Shareholders or until each of their respective successors is duly elected and qualified;
2.
Proposal No. 2: To approve, in a non-binding vote, Named Executive Officer compensation;
3.
Proposal No. 3: To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company's auditor for the fiscal year ending December 31, 2019 and to authorize, in a binding vote, the Board of Directors, acting through its Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP's remuneration;
4.
Proposal No. 4: To renew the authority of the directors of the Company (the "Directors") to issue shares;
5.
Proposal No. 5A: To renew the authority of the Directors to issue shares for cash without first offering shares to existing shareholders;
6.
Proposal No. 5B: To authorize the Directors to allot new shares up to an additional 5% for cash in connection with an acquisition or other capital investment;
7.
To consider a shareholder proposal (Proposal No. 6) to require an independent Board Chairman with immediate effect, as detailed in the Proxy Statement, if properly presented at the meeting;

and to transact such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof.

The Board of Directors has fixed 4:00 p.m. Eastern Standard Time on March 5, 2019 as the record date for the determination of shareholders entitled to receive notice of and to attend, speak and vote at the Annual Meeting. Only shareholders of record at 4:00 p.m. Eastern Standard Time on March 5, 2019 will be entitled to receive notice of and to attend, speak and vote at the Annual Meeting or any adjournment, postponement or continuation thereof. Your attention is directed to the Proxy Statement for more complete information regarding the matters to be acted upon at the Annual Meeting.

The Board of Directors recommends that you vote "FOR" each director nominee included in Proposal No. 1 and "FOR" Proposals No. 2, 3, 4, 5A and 5B. The Board of Directors recommends that you vote "AGAINST" Proposal No. 6. The full text of these proposals is set forth in the accompanying Proxy Statement.

The Proxy Statement and 2018 Annual Report to Shareholders are available at www.proxyvote.com. Our Irish statutory financial statements will be available at www.proxyvote.com on or before April 5, 2019.

You are encouraged to attend the Annual Meeting, where you will have the option to vote your shares in person.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares: (i) by 3:59 p.m. Eastern Daylight Time on April 30, 2019 by accessing the Internet site described in the Notice Regarding the Availability of Proxy Materials previously provided to you, (ii) by 3:59 p.m. Eastern Daylight Time on April 30, 2019 by calling the toll-free telephone number listed on www.proxyvote.com or on the voter instruction form, proxy card or Notice Regarding the Availability of Proxy Materials previously provided to you, or (iii) by marking, dating and signing any proxy card or voter instruction form provided to you and returning it in the accompanying postage paid envelope, which we must receive by 10:00 a.m. Eastern Daylight Time on April 29, 2019. All proxies will be forwarded to the Company's registered address electronically.

A shareholder entitled to attend and vote at the Annual Meeting is entitled, using the form provided (or the form in section 184 of the Irish Companies Act 2014), to appoint one or more proxies to attend, speak and vote instead of him or her at the Annual Meeting. A proxy need not be a shareholder of record.

By Order of the Board of Directors
March 22, 2019 Dublin, Ireland
A. Robert D. Bailey EVP and Chief Legal Officer and Corporate Secretary

Letter from Chairman and CEO Brenton L. Saunders:

Dear Fellow Shareholders:

2018 was an important year for Allergan, underpinned by significant progress across our strategic priorities which strengthened our Company's foundation and prospects for durable value creation. We delivered solid operating performance, beating our annual guidance while managing the impact from the loss of exclusivity in certain products and other short-term headwinds inherent to our industry. Importantly, we advanced our R&D pipeline and executed our disciplined capital allocation strategy focused on reinvestments in future growth drivers, strengthening our balance sheet and returning capital to Allergan shareholders. Our 2018 results demonstrate the strength of our underlying business with leading franchises as well as our relentless focus on execution of our strategy.

While our strong progress and long-term outlook was not reflected in our stock price in 2018, we believe that our focus on execution and the accomplishments of 2018 have set us up for success in 2019 and beyond. The Allergan team is hard at work continuing to drive the growth of our Core Business (which is defined in Annex A of this Proxy Statement) and advance our pipeline, with important milestones ahead throughout 2019, as we pursue our mission to transform patient lives and create long-term value for shareholders.

Strong Execution Delivering Results In 2018, we made significant progress on each of our strategic priorities to drive global leadership across our four key therapeutic areas (TAs) and delivered on—and in some cases exceeded—our financial and strategic targets that we set at the start of the year. Our Core Business delivered 8.3 percent revenue growth, excluding the impact of foreign exchange, driven by solid double-digit growth for key flagship products such as Botox® (both Therapeutic and Cosmetic), Juvéderm®, Vraylar®, Coolsculpting®, Alloderm® and Lo Loesterin®. As of year-end 2018, our Core Business accounted for 87 percent of our total revenue, while brands facing loss of exclusivity and divested products accounted for 13 percent of our total revenues. We also reported continued solid growth in our international business with a 6 percent revenue increase over last year.

During the year, we prudently prepared for the impact of the loss of exclusivity on certain products with the implementation of a comprehensive restructuring program which lowered our cost base by approximately $400 million compared to 2017. While we planned for an earlier impact from a loss of exclusivity for Restasis®, we retained exclusivity for Restasis® through the end of 2018 and reinvested a portion of those profits back into business growth drivers.

Driving Leadership in Core Therapeutic Areas Earlier in the year, we sharpened our strategy following a comprehensive strategic review, led by our Board of Directors. The Board determined that the best pathway to increase shareholder value was to sharpen our focus on our Company's greatest strengths with a clear roadmap and execution priorities. This strategy focuses the Company on creating a global branded biopharmaceutical leader centered on Medical Aesthetics (MA), Central Nervous System (CNS), Eye Care (EYE), and Gastroenterology (GI).

Across these four areas, we have durable franchises with strong market leading positions, as well as depth and breadth in marketed product lines and the R&D pipeline. We have many potentially transformative products in mid-to-late stage clinical development, as well as scientific, regulatory and commercial expertise at a global scale to drive the growth of these four businesses. This portfolio focus not only capitalizes on our competitive advantages, but also provides operational synergies and diversified revenue streams to enable the sustainability of Allergan's profitable growth over the long-term

Advancing Our Highly-Promising Pipeline Allergan is focused on advancing our promising pipeline, and over the course of 2018, we achieved major milestones on several of our R&D programs in late-stage development:

•
In CNS, we successfully completed Ubrogepant clinical trials in acute migraine. We also reported positive Phase 2b/3 results for Atogepant for episodic migraine and we advanced the approval process of Vraylar® for bipolar depression with the submission of a registration program in the third quarter.

•
In Eye Care, we announced two positive Phase 3 studies for Abicipar for the treatment of wet age-related macular degeneration (AMD) and announced two positive Phase 3 studies for Bimatoprost SR for the treatment of glaucoma. Additionally, we delivered a positive Phase 2 study for Brimonidine DDS for geographic atrophy.

•
In Gastroenterology, our R&D team advanced Brazikumab into registrational studies for Crohn's Disease and into a Phase 2 study for ulcerative colitis.

•
In Medical Aesthetics, we acquired Elastagen to develop new dermal fillers and Bonti to develop a fast-acting, short duration neurotoxin.

Each of these products could be a game-changing treatment that addresses critical patient needs.

We also experienced certain disappointments, like the Complete Response Letter we received from the U.S. FDA for our investigational drug ESMYA following reports of serious adverse events in Europe that were not observed in clinical studies in 2018, and the Phase 3 results for Rapastinel in 2019. While these disappointments do not reflect the outcomes that we had wanted for the Company and for our stakeholders, we are very excited about the opportunities our promising pipeline presents to have a life-changing impact on a growing number of patients while creating value for our company and all our stakeholders.

Disciplined Capital Allocation We reinforced our commitment to disciplined capital allocation this year with a focus on driving growth, maintaining a strong balance sheet and investment grade rating, and returning excess cash to our shareholders in the form of dividends and share buybacks. Following our strategic review, we prioritized our internal and external resources to align with our focus TAs and continued to invest in compelling growth opportunities to further enhance our pipeline. We were excited to expand our R&D programs in Medical Aesthetics with the acquisitions of two clinical stage companies, Bonti (a clinical stage company focused on developing a novel, fast-acting neurotoxin designed for aesthetic and therapeutic applications) and Elastagen (a clinical stage technology platform with potential applications in aesthetics, scar remodeling and surgical wound repair). We have a good track record of investing in and growing commercial stage assets, such as our acquisitions of Allergan, LifeCell and CoolSculpting, but unfortunately not all of our acquisitions will be successful. For example, KYBELLA, a product acquired in 2015, continued to underperform in 2018, resulting in an impairment charge on that product. In addition to the acquisitions that we made in 2018, we also completed the sale of our Medical Dermatology assets and redirected the proceeds towards debt reduction and share repurchases.

We have made significant progress in reducing our net debt position with a $6.15 billion paydown in 2018, bringing the total debt reduction to $9.0 billion since the beginning of 2017. Coupled with our robust dividend, we returned a total of $3.8 billion of capital to shareholders in 2018. In addition to the $800 million remaining under our 2018 program, our Board authorized another $2.0 billion of share repurchases this January, demonstrating our confidence in Allergan's prospects for value creation. Combined, we have total capital availability of $2.8 billion for share buybacks in 2019.

Social Commitments Allergan remains intensely focused on corporate citizenship, leveraging our science innovation to make a positive impact in patients' lives. We continue to operate under our Social Contract with Patients, which was a first of a kind commitment to ensuring patients have access to our medicines. Throughout the year, we continued to enhance our sustainability programs in the areas of energy use, environmental protection, and employee health and safety. Three years into our "20/20 Challenge," which sets ambitious five-year sustainability goals, we remain on track to achieve our objectives, including reduction of greenhouse gas emissions and water consumption of our operations in water-scarce regions by 20%, and eliminating waste to landfill from manufacturing operations, by 2020.

Looking Ahead Looking into 2019 and beyond, our business momentum reinforces our confidence that Allergan is well positioned to deliver a strong 2019 and achieve its long-term goals. We have several promising mid-to-late-stage potential breakthrough treatments to address the needs of underserved patients and drive sustainable long-term growth. Despite recent pressures on our stock price, we remain fully confident that we are on the right path to create value for our shareholders, and Allergan's upside potential will be realized through continued execution of our robust strategy, completion of upcoming pipeline milestones and disciplined capital allocation.

Over the past five years, Allergan has driven a remarkable transformation from a generics company to a global, more focused, branded biopharmaceutical company, with a culture of innovation, diversity and opportunity, well positioned to drive sustainable long-term value for shareholders.

As always, thank you for your investment in Allergan and the trust that you place in us to be stewards of your capital. We look forward to welcoming you at our 2019 Annual Meeting and encourage you to review this Proxy Statement and to vote your shares.

Sincerely,

Brenton L. Saunders Chairman, President and Chief Executive Officer

March 22, 2019

Letter from Lead Independent Director Christopher J. Coughlin:

Dear Fellow Shareholders:

As Allergan's Lead Independent Director, I have the privilege of working with a group of highly-qualified and committed Board members and engaging with you, our valued shareholders. 2018 was a very active year for the Allergan Board as we completed a comprehensive strategic review, continued to refresh our Board with three highly-experienced new members, and worked to remain directly accountable to our shareholders through active engagement and strong, independent oversight of our Company.

Strategic Oversight. Our Board is highly knowledgeable, experienced and committed to rigorous oversight of the Company's management. The balanced mix of business leadership, industry knowledge, scientific expertise and financial acumen among our Directors drives vigorous debate in the boardroom and ensures pressure-testing of the Company's strategy. While we review our Company's strategic direction and operational and financial performance on a regular basis, this year we decided to conduct a holistic review of our strategy to ensure that the Company is on the right path to maximize shareholder value. I, along with my fellow Board members, were integrally involved in the strategic review which refined Allergan's long-term strategy to transform into a world class global biopharmaceutical leader. This was an extremely comprehensive process that included multiple leading financial and legal advisors and rigorous internal and external analysis. We believe that our strategy will create sustained value for shareholders.

Shareholder Engagement. Upholding an active and open dialogue with our shareholders remains a top priority for Allergan. Over the past year, our Board of Directors and our management team had the pleasure of speaking with a robust cross-section of our shareholder base. We believe that a Board should have direct engagement with shareholders so in addition to the consistent shareholder outreach made by our management team and Investor Relations department, the Board continued our own comprehensive shareholder engagement program, led by myself, our Nominating and Corporate Governance Committee Chair, our Compensation Committee Chair, and some of our newer directors. Topics of discussion included our business and financial performance, our independent Board leadership and risk oversight, compensation, diversity and inclusion, and our corporate responsibility and sustainability initiatives. Feedback received during these meetings was shared with our fellow Directors and is discussed in more detail in this Proxy Statement. Our direct conversations with shareholders are highly valuable, and we look forward to continuing our dialogue in the coming year.

Board Structure. Our Board believes in the importance of independent leadership in the boardroom, and that a strong and highly independent board is a critical foundation for Allergan and its shareholders. The Board firmly believes that at the present time a combined Chairman/CEO role coupled with a robust Lead Independent Director role is the best structure to position the Company for success as it executes its strategy to create a more focused, world-class biopharmaceutical business and develop its promising product pipeline. We heard during our engagement with our shareholders that many are supportive of the current combined Chairman and CEO position with strong independent directors and robust board governance policies. The Board also heard from many of our shareholders during our engagement that they would value a policy requiring an independent Chairman that the Board could phase in with the next CEO transition. Accordingly, the Board has adopted a policy providing that the Chairman of the Board shall be an independent director, phased in with the next Chief Executive Officer transition.

Active Board Refreshment. As Allergan's strategy has evolved, the refreshment of our Board to ensure experience that aligns to our strategy has been a key priority. Over the last two years, we have refreshed half of our Board by adding six new highly qualified directors, including the addition of four directors since the beginning of 2018: Robert J. Hugin who joined our Board in February 2019, and Michael E. Greenberg, PhD, Thomas C. Freyman and Carol Anthony (John) Davidson, who joined our Board in 2018.

Each of these new members adds exceptional skill, experience, and fresh perspective to the Allergan Board:

•
Mr. Hugin, the former Chief Executive Officer and Executive Chairman of Celgene Corporation, brings deep operational, financial and commercial experience that is highly relevant to Allergan's business and strategy, and has a strong track record of building and advancing innovative therapies through both internal research and development and external partnerships while delivering strong business results and shareholder value, which will bring valuable perspective to the Board as it continues to guide the Company's strategy.

•
Dr. Greenberg's 35-year track record of scientific leadership and groundbreaking research and discovery in neurobiology, is highly complementary to our Company's focus on world-class R&D and delivering innovative treatments for underserved patients in the CNS therapeutic area.

•
Mr. Freyman brings nearly 40 years of finance and healthcare industry experience, having served in various senior leadership roles and on public company boards, where he built a strong track record of leading significant corporate transformations, optimizing capital allocation strategies and creating shareholder value.

•
Mr. Davidson has deep leadership experience in finance, accounting, audit and compliance, having served in various senior executive roles at complex global organizations, as well as on the board of FINRA and of public companies across industries.

As a result of these efforts, we believe the Board composition today strikes the right balance between new and longer tenured directors and has the diversity of experiences which we firmly believe provides a crucial benefit to shareholders.

Finally, our long-standing board member, Catherine M. Klema, is not standing for re-election to the Board this year. We thank Ms. Klema for her service and guidance on the Board and wish her the very best in her future endeavors. As a result, after the Annual Meeting, our Board size will be decreased by one to 11 directors. Consistent with the Board's robust refreshment process, we will consider which skills, experience, and attributes would complement the composition of our current Board and determine whether to add additional members to our Board accordingly. Our Board has always been a proponent of diversity, and in that regard, our search pool will include highly qualified, experienced, diverse candidates.

Allergan remains dedicated to best-in-class governance and strong independent oversight of management that is needed to drive our company's long-term success and create value for shareholders, customers, patients, and communities.

On behalf of the Board, I am grateful for your investment in Allergan. We hope that you review this Proxy Statement and we look forward to continuing our dialogue with you in the year to come.

Sincerely,

Christopher J. Coughlin Lead Independent Director

March 22, 2019

PRESENTATION OF IRISH STATUTORY FINANCIAL STATEMENTS	1
PROXY STATEMENT EXECUTIVE SUMMARY	2
PROPOSAL NO. 1	12
Election of Directors
BOARD AND COMMITTEE GOVERNANCE	27
PROPOSAL NO. 2	45
Non-Binding Vote on the Compensation of Our Named Executive Officers ("Say-on-Pay-Vote")
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary	47
Impact of 2018 Say on Pay Vote & Shareholder Engagement	52
Determination of Compensation	54
Other Compensation Practices	66
2018 Compensation Tables	71
EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2018	82
PROPOSAL NO. 3	83
Non-Binding Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Auditor and Binding Authorization of the Board of Directors to Determine its Remuneration
AUDIT FEES	85
REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE	86
PROPOSAL NO. 4	87
Renewal of the Authority of the Directors of the Company (the "Directors") to Issue Shares

Presentation of Irish Statutory Financial Statements

The Irish statutory financial statements of Allergan plc (referred to in this Proxy Statement as "Allergan," the "Company," "we," "us" or "our") for the fiscal year ended December 31, 2018, including the reports of the directors and auditors thereon, will be presented at our 2019 Annual General Meeting of Shareholders (the "Annual Meeting"). There is no requirement under Irish law that such statutory financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Company's 2018 Irish statutory financial statements will be available with the Proxy Statement and the 2018 Annual Report to Shareholders at www.proxyvote.com on or before April 5, 2019.

1	2019 ANNUAL PROXY STATEMENT

Proxy Statement Executive Summary

We provide below highlights of certain information contained in this Proxy Statement. This summary does not contain all the information that you should consider in advance of the Annual Meeting, and we encourage you to read the entire Proxy Statement before voting.

2019 Annual General Meeting of Shareholders

Date and Time:	May 1, 2019, 8:30 a.m. local time
Place:	The Conrad Hotel, Earlsfort Terrace, Dublin 2, Ireland
Record Date:	March 5, 2019

How to Cast Your Vote

Your vote is very important. We encourage you to vote your shares and to submit your proxy regardless of whether or not you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us by the voting deadlines described in this section of the Proxy Statement, one of the individuals named as your proxy will vote your shares as you have directed.

Shareholders of Record

If you are a shareholder of record, you may vote in one of the following ways:

By Telephone or over the Internet.
You may submit your proxy by calling the toll-free telephone number noted on your proxy card or Internet Notice. Telephone proxy submission is available 24 hours a day and will be accessible until 3:59 p.m. Eastern Daylight Time on April 30, 2019. Easy-to-follow voice prompts allow you to submit your proxy and confirm that your instructions have been properly recorded.

You also may choose to vote over the Internet. The website for Internet voting is noted on your proxy card or Internet Notice. Internet voting is also available 24 hours a day and will be accessible until 3:59 p.m. Eastern Daylight Time on April 30, 2019. As with telephone proxy submission, you may confirm that your instructions have been properly recorded.

Shareholders who vote through the Internet or submit their proxy by telephone should be aware that they may incur costs to access the Internet or use the telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the shareholder.

By Mail.
If you received a paper copy of the proxy card by mail and choose to vote by mail, please mark your proxy card, date and sign it, and promptly return it in the postage-paid envelope provided. We must receive your signed proxy card by 10:00 a.m. Eastern Daylight Time on April 29, 2019 in order to ensure that your vote is counted.

In Person at the Annual Meeting.
You may vote in person by attending the Annual Meeting and submitting a ballot. In order to be admitted into the Annual Meeting, you must present your proof of ownership of Allergan ordinary shares, government-issued photo identification and, if you are not the actual holder of record of Allergan ordinary shares, proof that you are duly authorized to vote such shares on behalf of the record holder.

2

PROXY STATEMENT EXECUTIVE SUMMARY

Beneficial Owners

If your shares are held in a brokerage account or by another nominee, you are considered to be the beneficial owner of shares held in "street name," and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker, bank or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank or other nominee how to vote. You are also invited to attend the Annual Meeting, but because you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy giving you the right to vote your shares at the Annual Meeting from the broker, bank or other nominee holding your shares in street name, and you will need to present the legal proxy and a government-issued photo identification in order to be admitted into the Annual Meeting.

If your shares are held in street name, your broker, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares.

Voting Matters and Board Recommendations

Voting Matter	Shareholder Approval Threshold	Board of Directors' Recommendation	Page Reference

Proposal No. 1: To individually elect each of the 11 director nominees as members of the Board of Directors to hold office until the 2020 Annual General Meeting of Shareholders or until each of their respective successors is duly elected and qualified.	Majority of Votes Cast for Each Nominee	✓FOR EACH NOMINEE	12

Proposal No. 2: To approve, in a non-binding vote, Named Executive Officer compensation.	Majority of Votes Cast	✓FOR	45

Proposal No. 3: To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company's auditor for the fiscal year ending December 31, 2019 and to authorize, in a binding vote, the Board of Directors, acting through its Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP's remuneration.	Majority of Votes Cast	✓FOR	83

Proposal No. 4: To renew the authority of the directors of the Company (the "Directors") to issue shares.	Majority of Votes Cast	✓FOR	87

Proposal No. 5A: To renew the Directors' authority to issue shares for cash without first offering shares to existing shareholders.	75% of Votes Cast	✓FOR	89

Proposal No. 5B: To authorize the Directors to allot new shares up to an additional 5% for cash in connection with an acquisition or other capital investment.	75% of Votes Cast	✓FOR	89

Proposal No. 6: Shareholder proposal to require an independent Board Chairman with immediate effect.	Majority of Votes Cast	✖ AGAINST	92

3	2019 ANNUAL PROXY STATEMENT

Director Nominees

The nominees for our Board of Directors comprise candidates with a diverse set of backgrounds, experiences and skills.

Name	Age	Director Since	Independent	Committees*

Nesli Basgoz, M.D.	61	2014	✓	Quality and Innovation (C)

Joseph H. Boccuzi	72	2017	✓	Compensation Nominating and Corporate Governance

Christopher W. Bodine	63	2009	✓	Compensation Nominating and Corporate Governance (C)

Adriane M. Brown	60	2017	✓	Audit and Compliance Quality and Innovation

Christopher J. Coughlin Lead Independent Director	66	2014	✓	Audit and Compliance Compensation Mergers and Acquisitions Nominating and Corporate Governance

Carol Anthony (John) Davidson	63	2018	✓	Audit and Compliance (C) Nominating and Corporate Governance

Thomas C. Freyman	64	2018	✓	Audit and Compliance Compensation (C)† Mergers and Acquisitions

Michael E. Greenberg, PhD	64	2018	✓	Mergers and Acquisitions Quality and Innovation

Robert J. Hugin	64	2019	✓	Mergers and Acquisitions (C)

Peter J. McDonnell, M.D.	60	2015	✓	Compensation Quality and Innovation

Brenton L. Saunders Chairman	49	2014		—

*
"(C)" denotes Committee Chair
†
Catherine M. Klema, the current Chair of the Compensation Committee, is not standing for re-election to the Board of Directors. Thomas C. Freyman will succeed Ms. Klema as Chair of the Compensation Committee upon his re-election to the Board of Directors.

4

PROXY STATEMENT EXECUTIVE SUMMARY

Board Composition and Refreshment

As part of Allergan's commitment to best-in-class governance, the Board is focused on active board refreshment. Since the beginning of 2017, the Board has added six new independent, highly experienced directors who collectively bring significant financial, scientific, technology and talent experience to the Board, and who have brought the average tenure of the Board to less than four years.

The Board is committed to an ongoing refreshment process and continually evaluates the composition of the Board to ensure that it has the right balance of skills, experience, perspective, and rigorous oversight through independent judgment. With the retirement of Catherine M. Klema, who is not standing for re-election to the Board, the Board will consider what additional skills, experience and perspective could complement the current composition of the Board and will factor that consideration into its thinking on future board refreshment.

5	2019 ANNUAL PROXY STATEMENT

Corporate Governance

Our corporate governance requirements and practices, which are informed by shareholder feedback and our shareholder outreach program, include the following highlights:

•

Robust Lead Independent Director role

•

Highly independent Board—10 out of 11 director nominees are independent

•

Regular executive sessions of the independent directors

•

Shareholder right to call special meeting with a 10% threshold

•

Board oversight of company-wide risks, including identification and monitoring of risk parameters

•

Annual election of directors

•

Policy regarding an independent Chairman to be phased in as of the next CEO transition

•

Majority voting for the election of directors in an uncontested election, and plurality voting in a contested election

•

Thoughtful Board succession planning and refreshment process (four new independent directors appointed in 2018 and 2019)

•

Demonstrated commitment to board diversity

•

Rigorous annual board evaluation process, led by an independent third-party governance expert

•

Active shareholder engagement program

•

No poison pill in place

Shareholder Outreach and Engagement

During 2018, our Board of Directors continued to solicit the views of our shareholders on governance, executive compensation, environmental, social and other matters in order to inform our Board's discussions and decision-making. Our Board believes that regular engagement with our shareholders is a critical part of this, and is committed to understanding our shareholders' views and considering their input as the Board and management make important decisions.

In 2018, as part of our third straight year of engagement, we reached out to a robust cross section of our shareholder base representing approximately 50% of the Company's outstanding ordinary shares. Many of the shareholders to whom we reached out indicated that that they did not see a need to meet with us in light of our engagement with them in 2016 and/or 2017, and accordingly, we actually engaged either in person or telephonically with shareholders representing approximately 23% of outstanding ordinary shares.

Many of these engagements included a discussion between our investors and our independent directors, without management present.

The independent directors and senior management who engaged with shareholders shared feedback from these engagements with our full Board and its Committees, used this feedback to inform their decisions and priorities, including the Board's decision to adopt a policy regarding an independent Chairman, its decision to form a Mergers and Acquisitions Committee of the Board and its decision to further enhance the Lead Independent Director role, as further described in this Proxy Statement. We appreciate the feedback of our shareholders and we are committed to continuing to engage in this constructive dialogue.

6

PROXY STATEMENT EXECUTIVE SUMMARY

Board Leadership Structure

Our Board reviews its leadership structure regularly. The Board believes that strong, independent leadership in the boardroom is critical for Allergan, and that Allergan and its shareholders are best served with a strong and highly independent Board as a foundation.

The Board firmly believes that phasing in an independent Chairman with the next CEO transition is consistent with the feedback that we received from our shareholders and is the best way to change the current leadership structure of the Board. Implementing an independent Chairman policy to take effect immediately would not enhance the Board's effectiveness or the Company's operational, financial or stock performance or ability to create shareholder value, and to the contrary could impede the Board's effectiveness by creating a crisis of confidence in Mr. Saunders at a time when leadership stability and effectiveness is critical to the Company's success as it executes its strategy to create a more focused, world-class biopharmaceutical business and develop its promising product pipeline. Currently, the Board is led by Brent Saunders in the combined Chairman and CEO role, and by a strong Lead Independent Director, Chris Coughlin.

The well-defined role of the Lead Independent Director enables him to provide strong independent leadership, and the parameters of this role were enhanced recently based on specific shareholder input. These enhancements to the role, which are discussed in more detail on pages 31-32, include the following responsibilities:

•
Advising the Chairman and CEO of the Board's information needs, and approving information sent to the Board

•
Assisting the Nominating and Corporate Governance Committee in overseeing conflicts of interest of all directors, including the Chairman and CEO

•
Ensuring that the Board develops and periodically reviews the Company's long-term strategy

•
Ensuring that the Board oversees management's execution of the Company's long-term strategy

•
Assisting in aligning governance structures with the Company's long-term strategy

•
Providing guidance to the Chairman and CEO on executing the Company's long-term strategy

•
Ensuring effective functioning of key Board committees and providing input on functions of the committee, when required

•
Advising Board committees on activities, if required, and receiving feedback from the chairs of Board committees

The Board has also heard from many shareholders that they are supportive of the current combined Chairman and CEO position with the Board's highly independent directors, strong Lead Independent Director role and robust board governance policies. The Board has also heard from many of our shareholders that they would value a policy requiring an independent Chair that the Board could phase in with the next CEO transition. Accordingly, the Board has adopted changes to its corporate governance guidelines and the Nominating and Corporate Governance Committee charter so that, phased in within a reasonable period of time in connection with the next CEO transition following the March 2019 adoption of the Corporate Governance Guidelines, the Chair of the Board shall be, whenever possible, an independent director.

7	2019 ANNUAL PROXY STATEMENT

Company Performance

Core Business Growth

- 8.3% revenue growth* from promoted brands and others with ongoing exclusivity during 2018
- Extended medical aesthetics franchise leadership with +13% year over year revenue growth*
- Strengthened foundation in CNS: Vraylar + 69% and Botox Therapeutic +13% year over year revenue growth*
- Delivered more than $1 billion in new revenue from key brands, including Botox, Vraylar, Juvéderm, Lo Loestrin, CoolSculpting, Alloderm and Linzess
- Full year net revenues were $15.8B, amid divestitures and the loss of exclusivity on some brands

Consistent Pipeline Progression

- Delivered positive results in 6 late-stage clinical programs across therapeutic areas
- Received approvals for 11 major pharmaceutical and device dossiers and submitted 10 more major dossiers
- 1-2 new product launches are expected every year over the next several years
- More than 75 pipeline programs exist across pharmaceuticals and medical devices
- Acquired Bonti and Elastagen to enhance the Company's R&D pipeline

Maintained Strong Margins While Reinvesting for Growth

- Produced stable operating income and operating margin versus prior year
- Executed cost restructuring in light of anticipated LOEs ($400M savings)
- Reinvested Restasis profits for growth in high potential marketing or R&D projects

Disciplined Capital Allocation; Generate Strong Cash Flows

- Paid down $6.15B in debt, bringing the gross leverage ratio to 3.0x
- Generated $5.64B in operating cash flow in 2018
- Repurchased $2.74B in shares with new $2.0B program authorized in early 2019
- Paid annual dividend of $2.88 per ordinary share in 2018; Increased quarterly cash dividend to $0.74 per ordinary share beginning first quarter of 2019

   *    Excluding the impact of foreign exchange.

Compensation Objectives

•
Creating unambiguous long-term shareholder alignment by linking a substantial portion of executives' pay to share price performance

•
Delivering sustainable top- and bottom-line growth

•
Creating a unified management team aligned to a shared set of objectives

•
Attracting and retaining key executive talent

•
Providing flexibility and allowing for Compensation Committee discretion in order to reflect individual circumstances as well as changing business conditions and priorities

•
Reinforcing our BOLD, entrepreneurial culture

8

PROXY STATEMENT EXECUTIVE SUMMARY

Incentive Compensation Program Components

The structure of our executive compensation program for 2018 was unchanged from 2017 and continues to support our compensation philosophy. The Compensation Committee made no changes to our compensation peer group or to the base salaries or incentive targets of our named executive officers ("NEOs"), and no equity awards were made to recipients of the biennial long-term incentive awards made in 2017.

Principal Components of 2018 Executive Compensation

Relevant Elements of Compensation

Our Philosophy	How We Apply It	Long-Term Incentives in the Form of Performance Share Units and Restricted Stock Units	Annual Incentive Opportunity Based on 2018 Non-GAAP Net Revenue and Non-GAAP Performance Net Income Per Share	Competitive Base Salary	Employee Benefits Focused on Well-Being and Safety	Allergan Transaction Performance- Based Award

Create unambiguous long-term shareholder alignment	Link a substantial portion of executives' pay to share price performance	✓				✓

Drive sustainable top- and bottom-line growth	Tie performance metrics to revenue and adjusted PNI		✓

Create a unified management team aligned to a shared set of objectives	Provide a uniform award program for senior executives	✓	✓			✓

Attract and retain key executive talent	Provide competitive short-term cash-flow with longer-term wealth accumulation opportunities	✓	✓	✓	✓	✓

Reinforce our BOLD, entrepreneurial culture	Provide exceptional rewards for exceptional performance	✓	✓			✓

Encourage a long-term perspective and discourage short-term risk taking	Balance pay opportunities with sound compensation practices	✓		✓		✓

The following chart illustrates the key direct compensation components for our Chief Executive Officer as a percentage of his 2018 total target direct compensation opportunity:	Our Board of Directors makes it a priority to put in place compensation practices designed to maximize alignment with long-term shareholder value creation.

•

At-risk compensation and pay for performance.

•

Appropriate and relevant peer groups.

•

No supplemental retirement plans.

•

Caps on incentive awards.

•

Independent Compensation Committee consultant.

•

No single-trigger change in control benefits.

•

Robust share ownership requirements.

•

Anti-hedging and anti-pledging policies.

•

Clawback provisions.

•

No change-in-control excise tax gross-ups.

9	2019 ANNUAL PROXY STATEMENT

PROXY STATEMENT EXECUTIVE SUMMARY

Alignment of Pay and Performance

Our short- and long-term incentive ("LTI") compensation programs are designed to closely align payouts with our financial and/or share price performance, as well as the individual performance of our NEOs. Our program goals are directly tied to our strategic objectives of (1) driving top- and bottom- line growth, (2) advancing our R&D pipeline and (3) share price performance—both absolute and relative.

However, our stock price continued in 2018 to be disconnected from our strong strategic performance and, as a result, recent payouts under our long-term incentive plans have been significantly below target and some awards have resulted in no payout at all, demonstrating unambiguous alignment with our shareholders in our compensation program. See "Our Guiding Principle: Pay for Performance" on page 50 for more details.

While our strong strategic progress and attractive long-term outlook was not reflected in our stock price in 2018, we believe that our focus on execution during the year has set us up to increase shareholder value in 2019 and beyond.

Annual Incentive:    For the 2018 performance year, the financial metrics used to determine the corporate financial performance factor under our annual incentive plan (the "Annual Incentive Plan" or "AIP") were equally split between Non-GAAP Net Revenue ("Net Revenue") and Non-GAAP Performance Net Income Per Share ("PNI"), in order to drive top- and bottom-line growth. 2018 was anticipated to be a year in which we faced significant challenges as a result of the expected loss of exclusivity ("LOE") across several products, which were expected to impact revenues by approximately $2.3 billion, including Restasis®, a significant contributor to our annual revenue with over $1.4 billion in U.S. sales in 2017. In light of these significant revenue declines and the desire to set challenging yet appropriate incentive targets that reflected the Company's current operating environment, the Compensation Committee set the AIP targets somewhat below 2017 actual results.

In 2018, we delivered robust growth of our Core Business and key brands, despite experiencing $1.2 billion in revenue decline from losses of exclusivity, expected losses of exclusivity and asset sales:

•

8.3% growth of our Core Business, with over $1 billion in new revenue, while eliminating $400 million in annual costs through cost savings initiatives.

•

Double-digit growth of key brands, including Botox®, Vraylar®, Juvéderm® and Alloderm.

Despite the LOEs we faced, management remained focused on driving growth of our remaining Core Business in four key therapeutic areas and delivered these results despite other significant unanticipated headwinds that negatively impacted revenue, primarily as a result of supply shortages and product recalls.

While the Company and our shareholders continued to benefit from the exclusivity of Restasis® throughout 2018, which was more favorable to our Company than was anticipated in our operating budget, in order to minimize the impact of Restasis® revenue on AIP funding, the Compensation Committee determined to exercise its negative discretion and exclude any above-budget U.S. revenue from Restasis® earned after June 30, 2018 ("Excess Restasis Revenue") from Net Revenue results and exclude any unreinvested Excess Restasis Revenue from PNI results in determining AIP funding. Financial performance under the AIP resulted in 142% achievement on the AIP corporate financial metrics, after taking into account the impact of the Compensation Committee's exercise of negative discretion.

10

PROXY STATEMENT EXECUTIVE SUMMARY

In addition, despite strong performance of our CEO across our corporate financial goals and his pre-set strategic objectives, given the performance of our stock and the Compensation Committee's desire to ensure our overall executive compensation program maintains unambiguous shareholder alignment, the Compensation Committee applied negative discretion and accordingly reduced his incentive award by over 50% from $6,177,000 down to $3,000,000. See pages 57-63 for additional details on the 2018 Annual Incentive Plan.

Long-term Incentives:    Share price performance—both absolute and relative—has been the primary performance measure of our long-term awards because it incentivizes actions that drive sustainable growth in our share-price through long performance measurement and vesting periods. Additionally, share price performance has provided a durable performance measure through our period of transformation from a generic to a branded biopharmaceutical company. Beginning in 2017, with the new PSU program (the "2018-2019 PSUs") the Compensation Committee, considering shareholder feedback, added an R&D metric to its performance share unit program to incentivize management to deliver on key R&D milestones that are necessary to advancing our pipeline and driving future performance of the company and eliminated absolute share price performance as a measure. See pages 64-65 for more detail on the 2018-2019 PSUs.

CEO's Realized and Realizable Compensation:    As a result of the decline in our share price, approximately 40% of our CEO's target total direct compensation opportunity (base salary, target annual incentive and target long-term incentives) for 2016 through 2018 was realizable as of December 31, 2018. In addition, our CEO has realized approximately 20% of his target long-term incentive opportunity for awards granted since 2014 that were based on our stock price (cash-based awards that vest based on total shareholder return and equity-based awards) and for which the performance period was completed as of December 31, 2018. This further demonstrates the alignment of our executive compensation program with long-term shareholder returns.

*
Calculated as the value of long-term incentive awards that were based on our stock price and that were completed as of December 31, 2018 compared to target. Excludes PSUs with performance periods in progress and unvested RSUs.
**
Calculated as the annualized value of our CEO's 2016-2018 target total direct compensation (base salary, target annual incentive and target long-term incentives, including transaction-related awards) compared to the base salary and AIP awards earned from 2016-2018 and the value of long-term incentive awards for this period as of December 31, 2018, based on our closing price on December 31, 2018 and assuming that the performance period ended on December 31, 2018 for in-cycle awards.

11	2019 ANNUAL PROXY STATEMENT

Proposal No. 1 Election of Directors

Background

Under the Company's current Articles of Association, the Board of Directors must consist of between five and fourteen directors. Our Board's overarching goal is to have a Board large enough to include all critical skills and perspectives but small enough to work efficiently. Generally, in determining the optimal size, structure and membership, the Board will take into account the Company's then-current circumstances, the Company's near- and longer-term strategic goals and aspirations, the current state of the pharmaceutical industry, legislative and regulatory developments, governance trends, and the views of shareholders and other key stakeholders. Our Board of Directors currently has 12 members; however, because Catherine M. Klema is not standing for re-election to the Board of Directors, 11 directors are proposed to be elected to serve until the 2020 Annual General Meeting of Shareholders or until their respective successors are duly elected and qualified and the size of the Board shall be 11 members effective as of the conclusion of the Annual Meeting.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Nesli Basgoz, M.D., Joseph H. Boccuzi, Christopher W. Bodine, Adriane M. Brown, Christopher J. Coughlin, Carol Anthony (John) Davidson, Thomas C. Freyman, Michael E. Greenberg, PhD, Robert J. Hugin, Peter J. McDonnell, M.D. and Brenton L. Saunders for reelection as directors to serve until the 2020 Annual General Meeting of Shareholders or until their respective successors are duly elected and qualified.

None of the director nominees were selected pursuant to an arrangement or understanding between such nominee and any other person.

Information about each director nominee is set forth in the following paragraphs and is based on information provided to us as of March 15, 2019. The Board of Directors knows of no reason why any of the nominees will be unavailable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend, unless the number of directors constituting a full Board of Directors is reduced.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of each of Nesli Basgoz, M.D., Joseph H. Boccuzi, Christopher W. Bodine, Adriane M. Brown, Christopher J. Coughlin, Carol Anthony (John) Davidson, Thomas C. Freyman, Michael E. Greenberg, PhD, Robert J. Hugin, Peter J. McDonnell, M.D. and Brenton L. Saunders.

Required Vote

Persons nominated to serve on our Board of Directors in an uncontested election must each individually receive a greater number of votes cast "FOR" than votes cast "AGAINST" in order to be elected, or re-elected, to the Board of Directors. Accordingly, abstentions will not affect the outcome of the election of directors.

Please note that if your broker holds your ordinary shares in "street name," your broker will not vote your shares on the election of directors and broker non-votes will result, unless you provide your voting instructions to your broker. Broker non-votes will not affect the outcome of the election of directors.

12

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Overview of Directors

Our Board of Directors collectively has a skillset well suited to our industry and our short- and long-term strategic objectives, and possesses the requisite leadership, financial, risk management and operating skills. Our Board also has extensive experience across a broad spectrum of the healthcare industry. Our Board is well-balanced in terms of the tenure of its members, which is a testament to our ongoing evaluation of the effectiveness of our Board and search for a highly qualified slate of candidates who can contribute to our Company.

	Industry Experience	Global Business	Clinical Medical	Risk Oversight	Finance & Audit	Corporate Governanace	Operational & Strategic	HR & Compensation

Basgoz			✓			✓

Boccuzi	✓	✓					✓	✓

Bodine	✓	✓		✓	✓	✓	✓	✓

Brown		✓				✓	✓	✓

Coughlin	✓	✓		✓	✓	✓	✓	✓

Davidson		✓		✓	✓	✓	✓

Freyman	✓	✓		✓	✓	✓	✓	✓

Greenberg			✓

Hugin	✓	✓		✓	✓	✓	✓	✓

McDonnell			✓			✓		✓

Saunders	✓	✓		✓		✓	✓	✓

Totals	6	8	3	6	5	9	8	8

13	2019 ANNUAL PROXY STATEMENT

Process

Nomination

Our goal is to have a highly qualified, balanced, engaged and diverse Board whose members possess the skills and background necessary to maximize shareholder value in a manner consistent with all legal requirements and the highest ethical standards.

Specifically, our Board, through our Nominating and Corporate Governance Committee, seeks candidates who:

•
Bring to our Board not only critical skills and experience in areas identified by the Board as directly important to the success of the Company's strategy and business, but also a diversity of experiences and backgrounds, both professionally and personally.

•
Have high integrity, sound moral character and good judgment.

•
For outside directors, satisfy the independence requirements of the New York Stock Exchange ("NYSE"), our Corporate Governance Guidelines and applicable law.

Our Corporate Governance Guidelines specify that the value of diversity, including with respect to race, age and gender, on the Board of Directors shall be considered by the Nominating and Corporate Governance Committee in the director identification and nomination process. Accordingly, when conducting searches for new directors, the Nominating and Corporate Governance Committee will take reasonable steps to include diverse candidates in the pool of nominees and any search firm engaged by the Nominating and Corporate Governance Committee will affirmatively be instructed to seek to include diverse candidates. Although the Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees, the Committee and the Board both have a strong commitment to creating and maintaining diversity on our Board.

The Nominating and Corporate Governance Committee follows a rigorous process when evaluating candidates for nomination to the Board of Directors. The Nominating and Corporate Governance Committee considers candidates for our Board of Directors from diverse sources, including suggestions from our shareholders and, from time to time, a third party that the Committee engages for a fee to assist in identifying potential director candidates. The Committee makes a final recommendation to the Board of Directors, which then nominates a candidate for election by the shareholders or, as applicable, appoints a candidate to fill a vacancy or new position. The Nominating and Corporate Governance Committee employs the same process for evaluating all candidates, including those properly recommended by shareholders, and considers shareholder recommendations of candidates on the same basis as it considers all other candidates.

Shareholders wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee may do so by sending the candidate's name, biographical information and qualifications, together with a consent in writing signed by the recommended nominee indicating that he or she is willing to be considered as a nominee and, if nominated and elected, will serve as a director, to the Chair of the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Allergan plc, Clonshaugh Business and Technology Park, Coolock, Dublin, D17 E400, Ireland. The submission of a recommendation by a shareholder in compliance with these procedures does not guarantee the selection of the shareholder's candidate or the inclusion of the candidate in our Proxy Statement. However, the Nominating and Corporate Governance Committee will consider any such candidate in accordance with the procedures and guidelines as described above and as set forth in our Corporate Governance Guidelines and the charter of our Nominating and Corporate Governance Committee.

Refreshment

In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee considers that director under the same criteria as all other director nominees and with a view toward the anticipated future needs of the Company. Our Board has no term limits or retirement age for service as a Director. At the same time, our Board believes there is value in Board refreshment and turnover so that the mix of directors yields a Board that is as strong as possible from year to year. Accordingly, the Nominating and Corporate

14

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Governance Committee annually re-examines whether to re-nominate each sitting director using the same criteria it would an outside candidate, considering criteria such as whether:

•
His or her experience in a key area has become stale or is no longer relevant given the anticipated future work of the Board.

•
The number of other boards on which he or she serves, or his or her age or health, impacts the energy and time needed for active participation on the Board.

•
The length and nature of his or her work on the Board has diminished his or her independence.

Both our Corporate Governance Guidelines and the charter of our Nominating and Corporate Governance Committee set forth in further detail the criteria that guide our Board and our Nominating and Corporate Governance Committee in assessing potential candidates for election and re-election to our Board of Directors, and can be found on our website at www.allergan.com under the "Investors" section.

As an outcome of the Board's focus on refreshment, since the beginning of 2017, the Board has added six new independent, highly-experienced directors, bringing the average tenure of the Board to less than four years. Moreover, since 2014, the Board has added 11 new Board members, replacing 12 directors departing the Board. The Board is committed to an ongoing refreshment process to ensure that the Board has the right balance of skills, experience, perspective, and rigorous oversight through independent judgment.

15	2019 ANNUAL PROXY STATEMENT

Director Nominees for Election at the Annual Meeting

NESLI BASGOZ, M.D. Director Since: 2014 Age: 61 Committees: • Quality and Innovation Committee (Chair)

Dr. Basgoz joined the Board of Directors in July 2014 following the Company's acquisition of Forest Laboratories, Inc. Dr. Basgoz is currently the Associate Chief and Clinical Director, Division of Infectious Diseases at Massachusetts General Hospital (MGH), a role she has held since 2001. In addition, Dr. Basgoz is an Associate Professor of Medicine at Harvard Medical School. Dr. Basgoz earned her MD degree and completed her residency in internal medicine at Northwestern University Medical School. She also completed a fellowship in the Infectious Diseases Division at the University of California at San Francisco. She is board certified in both infectious diseases and internal medicine.

The Board of Directors concluded that Dr. Basgoz should serve on the Board of Directors because of her extensive experience in clinical medicine.

Skills: • Clinical Medical Background • Corporate Governance Experience	Other Public Company Directorships: • None Previous, Recently-Held Public Company Directorships: • Forest Laboratories, Inc.

16

PROPOSAL NO. 1 ELECTION OF DIRECTORS

JOSEPH H. BOCCUZI Director Since: 2017 Age: 72 Committees: • Compensation Committee • Nominating and Corporate Governance Committee

Mr. Boccuzi joined the Board of Directors in 2017. He retired from Spencer Stuart in December 2016 after 24 years of service, where he played a central role in establishing and building the firm's Life Sciences Practice. He served in positions of increasing responsibility within Spencer Stuart, most recently as a Partner in the firm's Global Life Sciences, Board and Chief Executive Officer Practices, a role he had held since 1996. Prior to joining Spencer Stuart, Mr. Boccuzi worked in executive search, venture capital and corporate management roles. He served as a consultant with Paul R. Ray & Company, an executive search firm. Prior to that, he worked as a Financial Advisor for Merrill Lynch. Mr. Boccuzi also held several leadership positions at National Patent Development Corporation, a venture capital firm specializing in medical technology and investment throughout the U.S. and worldwide. While there, he managed four medical startup operations serving as chief operating officer, board member and adviser to the board of directors. Prior to that, Mr. Boccuzi worked in sales for Xerox Corporation.

The Board of Directors concluded that Mr. Boccuzi should serve on the Board of Directors because of his deep understanding of leadership, talent and compensation issues in the pharmaceutical industry.

Skills: • Extensive Industry Experience • Global Business Experience • Operational & Strategic Experience • Human Resources & Compensation Experience	Other Public Company Directorships: • None Previous, Recently-Held Public Company Directorships: • None

17	2019 ANNUAL PROXY STATEMENT

CHRISTOPHER W. BODINE Director Since: 2009 Age: 63 Committees: • Nominating and Corporate Governance Committee (Chair) • Compensation Committee

Mr. Bodine joined the Board of Directors in 2009. Mr. Bodine retired from CVS Caremark in January 2009 after 24 years with CVS. Prior to his retirement, Mr. Bodine served as President, Healthcare Services of CVS Caremark Corporation, where he was responsible for strategy, business development, trade relations, sales and account management, pharmacy merchandising, marketing, information technology and Minute Clinic. Prior to the merger of CVS Corporation and Caremark Rx, Inc. in March 2007, Mr. Bodine served for several years as Executive Vice President—Merchandising and Marketing of CVS Corporation. Mr. Bodine is active in the pharmaceutical industry, having served on a number of boards and committees, including the Healthcare Leadership Council, RI Quality Institute, National Retail Federation, National Association of Chain Drug Stores (NACDS), and the NACDS Pharmacy Affairs and Leadership Committees.

The Board of Directors concluded that Mr. Bodine should serve on the Board of Directors because of his extensive industry experience and knowledge of the needs and operations of our major customers.

Skills:

•

Extensive Industry Experience

•

Global Business Experience

•

Risk Oversight Experience

•

Finance & Audit Experience

•

Corporate Governance Experience

•

Financial, Operational & Strategic Expertise

•

Human Resources & Compensation Experience

Other Public Company Directorships: • None Previous, Recently-Held Public Company Directorships: • Fred's Inc. • Nash Finch

18

PROPOSAL NO. 1 ELECTION OF DIRECTORS

ADRIANE M. BROWN Director Since: 2017 Age: 60 Committees: • Audit and Compliance Committee • Quality and Innovation Committee

Ms. Brown joined the Board of Directors in 2017. She currently serves as Senior Advisor to Intellectual Ventures LLC (Intellectual Ventures), having served as President and Chief Operating Officer of Intellectual Ventures until 2017. Prior to joining Intellectual Ventures, Ms. Brown served in a number of leadership positions at Honeywell International, Inc. (Honeywell) from 1999-2010, most recently as Senior Vice President, Energy Strategy, and prior to that, as President and CEO of Honeywell's Transportation Systems global operating group. Prior to joining Honeywell, Ms. Brown had a nearly 20 year career at Corning, Inc. Ms. Brown currently serves as the Chairwoman of the Board of Directors of the Pacific Science Center and also sits on the boards of Jobs for America's Graduates, the Washington Research Foundation, and Intellectual Ventures, LLC. Ms. Brown received her Bachelor of Science in environmental health from Old Dominion University and a Master's of Science in management (Sloan Fellow) from Massachusetts Institute of Technology. She also received a Doctorate of Humane Letters from Old Dominion University.

The Board of Directors concluded that Ms. Brown should serve on the Board of Directors because of her global business experience as a senior executive in technology-rich companies and her experience identifying, protecting and licensing intellectual property.

Skills: • Global Business Experience • Corporate Governance Experience • Operational & Strategic Expertise • Human Resources & Compensation Experience	Other Public Company Directorships: • eBay, Inc. • Raytheon Company Previous, Recently-Held Public Company Directorships: • Harman International Industries, Inc.

19	2019 ANNUAL PROXY STATEMENT

CHRISTOPHER J. COUGHLIN
Lead Independent Director

Director Since: 2014

Age: 66

Committees:

•

Audit and Compliance Committee

•

Compensation Committee

•

Mergers and Acquisitions Committee

•

Nominating and Corporate Governance Committee

Mr. Coughlin joined the Board of Directors in July 2014 following the Company's acquisition of Forest Laboratories, Inc. Mr. Coughlin began serving as our Lead Independent Director in October 2016. Mr. Coughlin served as Senior Advisor to the CEO and Board of Directors of Tyco until September 2012. Prior to that, he was Executive Vice President and Chief Financial Officer of Tyco International from 2005 to 2010. During his tenure, he played a central role in the separation of Tyco into five independent, public companies. Prior to joining Tyco, he worked as the Chief Operating Officer of the Interpublic Group of Companies from June 2003 to December 2004 and as Chief Financial Officer from August 2003 to June 2004. Previously, Mr. Coughlin was Executive Vice President and Chief Financial Officer of Pharmacia Corporation from 1998 until its acquisition by Pfizer in 2003. Prior to that, he was Executive Vice President of Nabisco Holdings and President of Nabisco International. From 1981 to 1996 he held various positions, including Chief Financial Officer, at Sterling Winthrop. In addition to the directorships listed below, Mr. Coughlin also previously served on the Board of Directors of Interpublic Group of Companies, Monsanto Company and Perrigo Company.

The Board of Directors concluded that Mr. Coughlin should serve on the Board of Directors, and as our Lead Independent Director, because his depth of experience in executive leadership roles within complex corporate organizations and his service on public company boards, including in the roles of Chairman and Lead Independent Director, contribute critical risk oversight and management insight to our Board of Directors.

Skills:

•

Extensive Industry Experience

•

Global Business Experience

•

Risk Oversight Experience

•

Finance & Audit Experience

•

Corporate Governance Experience

•

Operational & Strategic Expertise

•

Human Resources & Compensation Experience

Other Public Company Directorships:

•

Alexion Pharmaceuticals, Inc.

Previous, Recently-Held Public Company Directorships:

•

The Dun & Bradstreet Corp. (Former Chairman of the Board)

•

Hologic, Inc.

•

Covidien

•

Dipexium

•

Forest Laboratories, Inc.

20

PROPOSAL NO. 1 ELECTION OF DIRECTORS

CAROL ANTHONY (JOHN) DAVIDSON Director Since: 2018 Age: 63 Committees: • Audit and Compliance Committee (Chair) • Nominating and Corporate Governance Committee

Mr. Davidson joined the Board of Directors in 2018. He retired from Tyco International in September 2012, having served as senior vice president, controller and chief accounting officer since January 2004, where he was responsible for overseeing financial reporting, internal controls, and accounting policies and processes. In this role, Mr. Davidson worked as part of Tyco's new senior leadership team in establishing financial integrity, operational excellence and strong ethical practices across Tyco global operations. Prior to joining Tyco in January 2004, Mr. Davidson served as vice president, audit, risk and compliance for Dell Inc. During his six-year career at Dell he also served in other senior capacities, including chief compliance officer and vice president and corporate controller. In addition, Mr. Davidson spent 16 years with Eastman Kodak Company where he led the company's internal audit function and previously served in a variety of accounting and financial leadership roles. He began his career with Arthur Andersen & Co. From 2011 to 2015 he served as a member of the board of trustees of the Financial Accounting Foundation which oversees the FASB and GASB in accounting standards setting. From 2012 to 2018, Mr. Davidson served on the board of governors of the Financial Industry Regulatory Authority (FINRA) which regulates and oversees the US financial industry in the interest of investor protection and market integrity. Mr. Davidson serves as a trustee of both the University of Rochester and Garth Fagan Dance. He earned his BS in Accounting from St. John Fisher College and his MBA in Finance from the University of Rochester. Mr. Davidson was inducted into the Financial Executives International (FEI) Hall of Fame.

The Board of Directors concluded that Mr. Davidson should serve on the Board of Directors because of his expertise in complex accounting and financial issues, his experience serving on the boards of self-regulatory organizations, including FINRA, his experience serving on the Audit Committees of public company boards, and his extensive leadership experience across multiple industries, which includes experience implementing governance and control processes.

Skills: • Global Business Experience • Risk Oversight Experience • Finance & Audit Experience • Corporate Governance Experience • Operational & Strategic Expertise	Other Public Company Directorships: • TE Connectivity Ltd. • Legg Mason, Inc. Previous, Recently-Held Public Company Directorships: • DaVita, Inc. • Pentair Plc

21	2019 ANNUAL PROXY STATEMENT

THOMAS C. FREYMAN Director Since: 2018 Age: 64 Committees: • Audit and Compliance Committee • Compensation Committee (Chair)* • Mergers and Acquisitions Committee

Mr. Freyman joined the Board of Directors in 2018. Mr. Freyman retired from Abbott Laboratories in 2017, having held various leadership positions during a period where the company executed a significant transformation and refocused its business portfolio. He brings broad-based healthcare experience in two of Allergan's core therapeutic areas through his tenure at Abbott and his involvement in its proprietary pharmaceuticals and medical optics businesses. Most recently, he served as Executive Vice President, Finance and Administration for Abbott since June 2015. Prior to that, he served as Chief Financial Officer (CFO) and Executive Vice President, Finance for Abbott. He was first appointed CFO and Senior Vice President, Finance at Abbott in 2001. Previously, he served as Vice President and Controller of Abbott's Hospital Products Division and held a number of financial planning and analysis positions. Prior to joining Abbott, Mr. Freyman was a certified public accountant at Ernst & Whinney. Mr. Freyman holds a bachelor's degree in accounting from the University of Illinois and a master's degree in management from Northwestern University. He also serves on the Board of Directors of Tenneco Inc. and Hanger, Inc., serving on the audit committee of each of those boards.

The Board of Directors concluded that Mr. Freyman should serve on the Board of Directors because of his extensive experience as a senior executive in our industry, his expertise in complex accounting and financial issues and his experience serving on the Audit Committees of public company boards.

Skills:

•

Extensive Industry Experience

•

Global Business Experience

•

Risk Oversight Experience

•

Finance & Audit Experience

•

Corporate Governance Experience

•

Operational & Strategic Expertise

•

Human Resources & Compensation Experience

Other Public Company Directorships: • Tenneco Inc. • Hanger, Inc. Previous, Recently-Held Public Company Directorships: • None

*  Catherine M. Klema, the current Chair of the Compensation Committee, is not standing for re-election to the Board of Directors. Mr. Freyman will succeed her as Chair of the Compensation Committee upon his re-election to the Board of Directors.

22

PROPOSAL NO. 1 ELECTION OF DIRECTORS

MICHAEL E. GREENBERG, PHD Director Since: 2018 Age: 64 Committees: • Mergers and Acquisitions Committee • Quality and Innovation Committee

Dr. Greenberg joined the Board of Directors in 2018. Dr. Greenberg has been Harvard University's Nathan Marsh Pusey Professor of Neurobiology since 2008. He has been a Co-Leader of Harvard Medical School's Allen Discovery Center for Human Brain Evolution since 2017 and Chair of the Department of Neurobiology since 2008. He was also Founding Director of the F.M. Kirby Neurobiology Center, Children's Hospital Boston, where he continues to serve as director. Prior to that he was a Professor in the Department of Microbiology & Molecular Genetics at Harvard Medical School, where he began in 1986. Dr. Greenberg serves on the Scientific Advisory Board of Decibel Therapeutics. Dr. Greenberg earned his Doctor of Philosophy from Rockefeller University and a Bachelor of Arts degree from Wesleyan University. He completed his post-doctoral fellowship at New York University Medical Center.

The Board of Directors concluded that Dr. Greenberg should serve on the Board of Directors because of his extensive experience in academic medicine and 35-year track record of groundbreaking scientific discoveries in neurobiology, particularly with respect to the central nervous system, one of our therapeutic areas of focus.

Skills: • Clinical Medical Background	Other Public Company Directorships: • None Previous, Recently-Held Public Company Directorships: • None

23	2019 ANNUAL PROXY STATEMENT

ROBERT J. HUGIN Director Since: 2019 Age: 64 Committees: • Mergers and Acquisitions Committee (Chair)

Mr. Hugin joined the Board of Directors in 2019. He previously served as Chief Executive Officer of Celgene Corporation from June 2010 until March 2016 and as Executive Chairman of the Board of Directors from June 2011 to January 2018. Mr. Hugin joined Celgene in 1999 as Chief Financial Officer. Prior to joining Celgene, Mr. Hugin served as a Managing Director at J.P. Morgan & Co. Inc., which he joined in 1985. Mr. Hugin holds a Bachelor of Arts degree from Princeton University and an MBA from the Darden School of Business at the University of Virginia. In addition to the directorships listed below, Mr. Hugin currently serves on the Board of Trustees of Princeton University and previously, served on the boards of Coley Pharmaceutical Group and Atlantic Health System, and served as Chairman of the Board of The Pharmaceutical Research and Manufacturers of America.

The Board of Directors concluded that Mr. Hugin should serve on the Board of Directors because of his extensive experience as a senior executive in our industry, his expertise in complex financial, operational and strategic issues and his extensive corporate governance experience.

Skills:

•

Extensive Industry Experience

•

Global Business Experience

•

Risk Oversight Experience

•

Finance & Audit Experience

•

Corporate Governance Experience

•

Operational & Strategic Expertise

•

Human Resources & Compensation Experience

Other Public Company Directorships: • None Previous, Recently-Held Public Company Directorships: • Celgene Corporation (Former Chairman of the Board) • Danaher Corporation • The Medicines Company

24

PROPOSAL NO. 1 ELECTION OF DIRECTORS

PETER J. MCDONNELL, M.D. Director Since: 2015 Age: 60 Committees: • Compensation Committee • Quality and Innovation Committee

Dr. McDonnell joined the Board of Directors in March 2015 following the Company's acquisition of Allergan, Inc. Dr. McDonnell has been the Director and William Holland Wilmer Professor of the Wilmer Eye Institute of the Johns Hopkins University School of Medicine since 2003. Dr. McDonnell has also served as the Chief Medical Editor of Ophthalmology Times since 2004, and has served on the editorial boards of numerous ophthalmology journals. Dr. McDonnell also served as the Assistant Chief of Service at the Wilmer Institute from 1987 to 1988. Dr. McDonnell also serves as the President and a director of the National Alliance for Eye and Vision Research and the Alliance for Eye and Vision Research, a director and Vice President-elect of the PanAmerican Ophthalmological Foundation, and as the Chief Medical Editor of the Ophthalmology Times. He served as a consultant to the United States Department of Health and Human Services in 1996. Dr. McDonnell served as a full-time faculty at the University of Southern California from 1988 until 1999, where he advanced to the rank of professor in 1994. Dr. McDonnell has been inducted into the Achievement Rewards for College Scientists (ARCS) Foundation Alumni Hall of Fame.

The Board of Directors has concluded that Dr. McDonnell should serve on the Board of Directors because he provides our Board of Directors with wide-ranging expertise in ophthalmology, one of our therapeutic areas of focus. He is widely recognized as an international leader in corneal transplantation, laser refractive surgery and the treatment of dry eye.

Skills: • Clinical Medical Experience • Corporate Governance Experience • Human Resources & Compensation Experience	Other Public Company Directorships: • None Previous, Recently-Held Public Company Directorships: • Allergan, Inc.

25	2019 ANNUAL PROXY STATEMENT

BRENTON L. SAUNDERS Chairman Director Since: 2014 Age: 49 Committees: • None

Mr. Saunders joined the Board of Directors in July 2014 and began serving as our Chairman of the Board in October 2016. Mr. Saunders is Chairman, President and Chief Executive Officer of Allergan plc. He previously served as Chief Executive Officer and President of Forest Laboratories, Inc. and had served as a Director of Forest beginning in 2011. Prior to that, he served as Chief Executive Officer of Bausch + Lomb Incorporated, a leading global eye health company, serving in this capacity from March 2010 until August 2013. Mr. Saunders also held a number of leadership positions at Schering-Plough, including the position of President of Global Consumer Health Care and was named head of integration for the company's merger with Merck & Co. and for Schering-Plough's acquisition of Organon BioSciences. Before joining Schering-Plough, Mr. Saunders was a Partner and Head of Compliance Business Advisory at PricewaterhouseCoopers LLP. Prior to that, he was Chief Risk Officer at Coventry Health Care and Senior Vice President, Compliance, Legal and Regulatory at Home Care Corporation of America. Mr. Saunders began his career as Chief Compliance Officer for the Thomas Jefferson University Health System. Mr. Saunders serves on the Board of Directors of Cisco Systems and RWJBarnabas Health. Mr. Saunders is a member of the Business Council, the Business Roundtable, and PhRMA.

The Board of Directors concluded that Mr. Saunders, as Allergan's CEO, should serve on our Board of Directors, and believe that Mr. Saunders brings to the Board his leadership experience and deep knowledge of the Company as Chief Executive Officer of two global healthcare companies and deep pharmaceutical experience, deep management and operational experience, and invaluable senior compliance experience and broad regulatory expertise.

Skills:

•

Extensive Industry Experience

•

Global Business Experience

•

Risk Oversight Experience

•

Corporate Governance Experience

•

Operational & Strategic Expertise

•

Human Resources & Compensation Experience

Other Public Company Directorships: • Cisco Systems, Inc. Previous, Recently-Held Public Company Directorships: • Forest Laboratories, Inc.

The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

26

Board and Committee Governance

Corporate Governance Guidelines and Code of Conduct

Our Board of Directors has adopted Corporate Governance Guidelines. These guidelines address the make-up, responsibility and functioning of the Board of Directors and its Committees, and include guidelines relating to:

•
The Board's determination of its leadership structure, composition and director independence

•
Criteria for Board membership and refreshment

•
The self-evaluation process of the Board and its Committees

•
Shareholder engagement

•
Review of management performance

•
The Board's authority to retain independent advisors

Our Board of Directors, through our Audit and Compliance Committee, has also adopted a Code of Conduct, which applies to all of our Board members and all of our officers and employees. The Code of Conduct sets forth and summarizes certain of our policies related to legal compliance and honest and ethical business practices. The Code of Conduct is intended to comply with the standards set forth in Section 303A.10 of the NYSE Listed Company Manual and applicable rules and regulations of the United States Securities and Exchange Commission ("SEC"). Any amendments to, or waivers from, provisions of the Code of Conduct that apply to our directors or executive officers, including our Chief Executive Officer and Chief Financial Officer and persons performing similar functions, will be promptly posted on our website at www.allergan.com under the "Investors—Corporate Governance" section.

You can find links to our Corporate Governance Guidelines and our Code of Conduct on our website at www.allergan.com under the "Investors—Corporate Governance" section. Copies of these materials are also available to shareholders without charge by contacting our Investor Relations department by mail with your request at Allergan plc, Investor Relations, 5 Giralda Farms, Madison, NJ 07940.

Governance Materials Available On Our Website

In addition to our Corporate Governance Guidelines and Code of Conduct, the following Board policies and other corporate governance materials are published on our website at www.allergan.com under the "Investors—Corporate Governance" section:

•
The members of our Board of Directors, including a biography for each director

•
The composition and charter of each of our Board Committees

•
Our Memorandum of Association and our Articles of Association

•
Our Board of Directors' statement in support of our Social Contract with Patients

•
Our Code of Conduct

•
Our Corporate Governance Guidelines (which include a description of the responsibilities of our Lead Independent Director)

•
Information relating to Allergan's corporate compliance program

Copies of these materials are also available to shareholders without charge by contacting our Investor Relations department by mail with your request at Allergan plc, Investor Relations, 5 Giralda Farms, Madison, NJ 07940.

Director Independence

On an annual basis, our Board of Directors reviews the independence of each person standing for election to the Board of Directors and affirmatively makes a determination as to his or her independence. For a person to be considered an independent director, the Board of Directors must determine that the person does not have any

27	2019 ANNUAL PROXY STATEMENT

direct or indirect material relationship with Allergan (other than as serving as a director of Allergan). The Board of Directors considers any and all additional relevant facts and circumstances in making an independence determination.

Our Board of Directors has determined that all but one of the people standing for election to our Board, which is at least a majority, have no direct or indirect material relationship with us (other than as our director, as applicable) and are independent within the meaning of the independence standards promulgated by the SEC and the NYSE. The Board of Directors has determined that Nesli Basgoz, M.D., Joseph H. Boccuzi, Christopher W. Bodine, Adriane M. Brown, Carol Anthony (John) Davidson, Christopher J. Coughlin, Thomas C. Freyman, Michael E. Greenberg, PhD, Robert J. Hugin and Peter J. McDonnell, M.D. have no material relationship with the Company and constitute independent directors. Mr. Saunders has been determined to be not independent because he is our Chief Executive Officer.

In making its independence determinations, the Board of Directors reviewed transactions and relationships between, on the one hand, each director or any member of his or her immediate family, and, on the other hand, the Company or one of its subsidiaries or affiliates, in each case based on information provided by the director, our records and publicly available information. Each of the reviewed transactions and arrangements were entered into in the ordinary course of business and none of the reviewed business transactions, donations or grants involved a director serving as an employee or general partner of the entity party to the transaction or any member of his or her immediate family or spouse serving as an executive officer or general partner of such entity. None of our non-employee directors directly or indirectly provides any professional or consulting services to us and none of our directors currently has or has had any direct or indirect material interest in any transactions or arrangements that exceeded the greater of $1 million or 2% of either company's consolidated gross revenues.

Additionally, in making its independence determinations, the Board of Directors considered the fact that many of our independent directors currently serve or have previously served within the last three years as a professor, trustee, director, or member of a board, council or committee for one or more charitable organizations (including research or scientific institutions), hospitals, for profit corporations or any other entity with which Allergan has business transactions or to which Allergan may make grants. These business transactions or grants may include, among other things, purchases of services and supplies, licensing transactions, healthcare sponsorships and programs, research and development and clinical trials, activities, and limited consulting services.

The Board of Directors has determined that the transactions and activities described above were made in the ordinary course and did not affect the independence of the directors involved.

Risk Oversight

Risk oversight continues to be top-of-mind for our Board of Directors. How well we manage risk will ultimately determine our success.

Our Company faces a number of risks, including economic, financial, cyber, legal, regulatory, competition, compliance and reputational risks. Primary day-to-day responsibility for the identification, assessment, and prioritization of risks, as well as for the application of resources to minimize, control, and mitigate these risks, lies with senior management. Our Board of Directors' responsibility with respect to risk is in the area of risk oversight: the Board plays an active role in understanding and overseeing the management of risks that our Company faces and ensures that senior management has the framework and processes in place to effectively and adequately monitor and manage these risks.

Broad risk matters, such as setting the Company's risk appetite and ensuring its fit with strategy, are matters for the full Board. However, certain risk management oversight responsibilities are delegated to Board Committees. The Board Committees meet regularly and report back to the full Board. With respect to cybersecurity, the Audit & Compliance Committee regularly reviews and discusses with the Company's information security department the Company's risk exposure in this area as well as the steps management has taken to monitor and control such exposure. The Audit and Compliance Committee and the full Board each review the Company's cyber risks, threats, and protections at least once a year. All Board Committees foster open communication with the Board, which enables the Board to coordinate its oversight of risk and identify risk interrelationships between Committees.

28

BOARD AND COMMITTEE GOVERNANCE

The Company allocates responsibility for managing risk as follows:

Overview of Risk Management Responsibilities

Board of Directors	Performs Company-wide risk oversight and identifies and monitors appropriate risk parameters

Board Committees	Assist the full Board in carrying out its risk oversight function by considering risk in enumerated areas of responsibility.

Senior Management	Performs day-to-day risk management:

• Identification, assessment, and prioritization of risks

• Application of resources to minimize, control, and mitigate risks

The following Committees have the following risk oversight responsibilities:

Board Committee	Risk Oversight Responsibilities*

Audit and Compliance Committee	•	Oversees major areas of financial and compliance risk exposure

	•	Reviews the Company's risk assessment and risk management policies, including the Allergan Code of Conduct

	•	Reviews the Company's effective corporate compliance program, including updates on the core components of the program

	•	Reviews the Company's continuous efforts and progress with respect to managing risk

	•	Reviews the Company's cybersecurity risk exposure and risk management processes

Compensation Committee	•	Oversees risks relating to the Company's compensation programs to ensure that these programs do not lead to excessive risk-taking by employees and that employee interests are aligned with the interests of the Company's stockholders, as discussed in more detail in the "Risk Assessment" section of this Proxy Statement on pages 67-68

Mergers and Acquisitions Committee	•	Reviews risks relating to mergers, acquisitions, dispositions, investments and similar transactions

Quality and Innovation Committee	•	Oversees risks relating to the Company's compliance with quality systems and other legal and regulatory requirements related to product safety and quality and environmental, health and safety matters

	•	Oversees risks relating to the Company's strategy, activities, results and investment in product research and development and innovation initiatives

*
A detailed overview of each Committee's responsibilities can be found in the respective Committee charters on our website at www.allergan.com under the "Investors—Corporate Governance" section.

29	2019 ANNUAL PROXY STATEMENT

Shareholder Engagement

Our Board of Directors believes that regular, open communication with our shareholders is critical to our Company's long-term success. We recognize the importance of listening to and taking into account the views of our shareholders on performance, governance, environmental, social, executive compensation and other matters, and our Board is committed to understanding the views of the Company's shareholders and considering their input as the Board and management make important decisions.

Accordingly, Allergan includes as part of its governance program a comprehensive shareholder engagement program that allows the Company to maintain an active and open dialogue with its shareholders.

This program is led by Allergan's Lead Independent Director, Nominating and Corporate Governance Committee Chair, and Compensation Committee Chair, as well as certain newer members of the Board. These directors meet with shareholders, both with and without senior management present. Our Board-led engagement is conducted in accordance with the following process:

Spring

- Certain of our independent directors, along with senior management, actively engages with significant shareholders on topics to be considered at the Annual General Meeting of Shareholders.

Summer

- Management analyzes and documents feedback from proxy season and Annual General Meeting of Shareholders.
- Management assesses corporate governance best practices, proxy season trends, and regulatory developments.
- Management shares findings with the Board of Directors.
- Board considers potential governance and compensation program changes.

Fall / Winter

- Certain of our independent directors, along with senior management, actively engages with significant shareholders and proxy advisors to gather feedback and insight on governance and compensation programs.
- Investor feedback shared with the full Board of Directors and its Committees.
- Board and Committees finalize any governance or compensation program changes stemming from Spring and Fall engagements.

Following extensive engagement efforts in the fall of 2016 and the fall of 2017, during which we met with shareholders representing approximately 37% and 25% of the Company's outstanding ordinary shares, respectively, certain of our independent directors and members of our management team engaged with our shareholders in 2018 to discuss their feedback on a variety of topics.

As part of such engagement, in 2018, we reached out to a robust cross section of our shareholder base representing approximately 50% of the Company's outstanding ordinary shares. Many of the shareholders to whom we reached out indicated that that they did not see a need to meet with us in light of our engagement with them in 2016 and/or 2017, and accordingly, we actually engaged either in person or telephonically with shareholders representing approximately 23% of outstanding ordinary shares.

30

BOARD AND COMMITTEE GOVERNANCE

Many of these engagements included a discussion between our investors and our independent directors, without management present.

Topics discussed as part of our comprehensive shareholder engagement program included our business and financial performance, the independence of our Board leadership, Board refreshment, executive compensation, and our corporate social responsibility initiatives.

The directors and senior management who engaged with shareholders shared feedback from these engagements with our full Board and its Committees, which used this feedback to inform their decisions and priorities.

What We Heard	What We Did

Many of our shareholders expressed that they would value a policy requiring an independent Chairman that the Board could phase in with the next CEO transition.	The Board has adopted a policy providing that phased in within a reasonable period of time in connection with the next Chief Executive Officer transition following the March 2019 adoption of the Corporate Governance Guidelines, the Chairman shall be, whenever possible, an Independent Director (as defined below). See page 33 for more information about this policy.

Certain shareholders suggested additions to the responsibilities of the Lead Independent Director to further enhance our strong Lead Independent Director role.	The Board has added additional responsibilities to the role of the Lead Independent Director. See pages 31-32 for more information about the responsibilities of the Lead Independent Director.

Certain shareholders suggested that they would appreciate enhanced Board oversight over the Company's acquisitions and divestitures.	The Board has formed a Mergers and Acquisitions Committee to review and approve potential mergers, acquisitions, dispositions, investment, joint ventures, collaborations, partnerships, licensing arrangements and similar transactions within a specified range. See page 37 for more information about this new committee.

We appreciate the feedback of our shareholders and we are committed to continuing to engage in this constructive dialogue.

Leadership Structure

Our Board believes that independent leadership in the boardroom is critical for Allergan, and that a strong and highly independent Board is a critical foundation for Allergan and its shareholders.

Current Structure

The Company's Board of Directors annually reviews its leadership structure. During the Board's review of its leadership structure in 2018, the Board determined that Mr. Brenton L. Saunders continues to be the right person to serve as its Chairman at this time because of his leadership in our ongoing strategic transformation into a global biopharmaceutical leader, deep knowledge of the Company and its management and operations, extensive experience with complex pharmaceutical enterprises, and he brings that expertise to the role of director and Board Chairman. The Board also determined that Mr. Christopher J. Coughlin continues to be the right person to serve as Lead Independent Director, given his depth of experience in biopharmaceuticals; his extensive financial and industry leadership experience; his demonstrated skill in managing companies before, during, and after significant corporate transformations; and his extensive service on public company boards, for which he was recognized as Director of the Year by the National Association of Corporate Directors in 2015.

Mr. Coughlin's duties as Lead Independent Director include:

•
Coordinating the activities of the other Independent Directors, including the calling of meetings of the Independent Directors and/or other non-management directors (and the establishment of the agendas and schedules for such meetings), with or without the presence of management

31	2019 ANNUAL PROXY STATEMENT

•
Presiding at all meetings of the Board at which the Chairman and CEO is not present, including executive sessions

•
Serving as liaison between the Chairman and CEO and the Independent Directors

•
Serving as liaison between management and the Independent Directors, including with respect to requests for management to provide information to the Board

•
Serving as the Board's liaison for consultation and communication with major shareholders, as appropriate

•
Advising the Chairman and CEO of the Board's information needs, and approving information sent to the Board, including the agenda for Board meetings, Board pre-read materials, meeting calendars and schedules

•
Recommending and authorizing the retention of advisers and consultants who report directly to the Board

•
Facilitating director discussions of the Chairman and CEO's leadership of the Board and the Company, and participating in evaluations of the Chairman and CEO's annual performance against Company objectives which are led by the Compensation Committee

•
Leading the Chairman and CEO succession planning process

•
Assisting the Nominating and Corporate Governance Committee in overseeing conflicts of interest of all directors, including the Chairman and CEO

•
Overseeing the application of the Code of Conduct applicable to the Board, including the Chairman and CEO

•
Ensuring that the Board develops and periodically reviews the Company's long-term strategy

•
Ensuring that the Board oversees management's execution of the Company's long-term strategy

•
Assisting in aligning governance structures with the Company's long-term strategy

•
Providing guidance to the Chairman and CEO on executing the Company's long-term strategy

•
Ensuring effective functioning of key Board committees and providing input on functions of the committees, when required

•
Advising Board committees on activities, if required, and receiving feedback from the chairs of Board committees

•
Providing guidance to the Nominating and Corporate Governance Committee on director succession and development

•
Facilitating cross-committee feedback and providing input on committee meeting agendas, if required

•
Leading or participating in ad-hoc committees established to deal with extraordinary matters (such as investigations or potential mergers and acquisitions)

•
Following up on meeting outcomes

•
Engaging with key regulators to discuss Board process and oversight of management and Company, when necessary

•
Representing Independent Directors with other stakeholders, when necessary

•
Communicating regularly with each director to be certain that each director's views, competencies and priorities are understood

•
Performing such other duties as the Board may determine from time to time

Additionally, the Lead Independent Director shall also take other active roles in governance of the Company as appropriate, including leading the work of the Board when the management directors are excluded from the Board's work, such as when the management directors have a conflict of interest; acting as a sounding board and advisor to the CEO; leading the Board in times of crisis; assisting the Nominating and Corporate Governance Committee in promoting corporate governance best practices; and (helping to ensure efficient and effective Board performance and functioning.

The Board firmly believes that changing at the present time from a combined Chairman/CEO role coupled with a robust Lead Independent Director role, strong independent directors and robust board governance policies could

32

BOARD AND COMMITTEE GOVERNANCE

impede the Company's success. As part of our dialogue with our shareholders as part of our shareholder engagement, the Board has heard from our shareholders that many are supportive of the current combined Chairman and CEO position given the Board's strong independence and focus on governance.

Independent Chair Policy

Additionally, the Board heard from our shareholders that many would value a policy requiring an independent Chairman that the Board could phase in with the next CEO transition. The Board considered this feedback and accordingly has adopted a policy that provides that, phased in within a reasonable period of time in connection with the next Chief Executive Officer transition, the Chairman of the Board, shall be, whenever possible, an independent director.

In selecting the independent director to serve as Chairman, the Board shall take into account the recommendation of the Nominating and Corporate Governance Committee the duties of the Chairman and the qualifications and experiences of the Chairman candidate(s), and the Company's shall disclose the rationale for the selection of the Chairman in the Company's proxy statement. The policy also provides an exemption in the event no independent director is available and willing to serve as Chairman. In the event that the Board determines that a Chairman who was an independent director when selected no longer constitutes an independent director, the Board shall select a new Chairman who is an independent director based on the recommendation of the Nominating and Governance Committee, within a reasonable amount of time.

The Board believes that phasing in an independent Chairman with the next CEO transition is consistent with the feedback that we received from our shareholders and is the best way to change the current leadership structure of the Board. Implementing an independent Chairman policy to take effect immediately would not enhance the Board's effectiveness or the Company's operational, financial or stock performance or ability to create shareholder value, and to the contrary could impede the Board's effectiveness by creating a crisis of confidence in Mr. Saunders at a time when leadership stability and effectiveness is critical, given this juncture of the Company's transformation.

Board Evaluations

Our Board is committed to continuous improvement and recognizes the fundamental role a robust Board and Committee evaluation process plays in ensuring that our Board maintains an optimal composition and is functioning effectively. Accordingly, each year, the Board, as directed by the Nominating and Corporate Governance Committee consistent with its charter (available on our website at www.allergan.com under the "Investors—Corporate Governance" section), conducts a three-part evaluation process involving a review of the Board, each of the Board's Committees and each individual director. The Nominating and Corporate Governance Committee believes that a third-party evaluator is best placed to solicit the most independent and impartial feedback, and accordingly each year the evaluation is conducted by an independent third-party facilitator with deep experience in corporate governance matters and assessments of board effectiveness.

33	2019 ANNUAL PROXY STATEMENT

The evaluation process is as follows:

34

BOARD AND COMMITTEE GOVERNANCE

Succession Planning

Our Board of Directors recognizes that one of its most critical responsibilities is to guarantee excellence and stability in our Company's senior leadership. As a result, our Board is actively engaged in talent management. Our Board oversees the development of executive talent and plans for the succession of the Chairman of our Board, our directors, our Chief Executive Officer and other senior members of executive management.

Board Succession Planning

The Nominating and Corporate Governance Committee considers the critical needs of the Company regularly, taking into account the results of the annual Board of Directors and Committee evaluations and other relevant data to assess Board skills and the leadership capabilities of existing directors to ensure that there are sitting directors who are ready to fill the roles of Chairman, Lead Independent Directors and Chair of each of our Committees should one of those directors vacate his or her position unexpectedly.

Chief Executive Officer Succession Planning

Our Board of Directors is responsible for the selection of our Chief Executive Officer. In connection with its preparation of short- and long-term succession plans for the Chief Executive Officer, including in the event of unanticipated vacancy, our Board of Directors regularly reviews leadership development initiatives, surveys the market for potential candidates in the event of unanticipated vacancy and identifies and periodically updates the skills, experience and attributes that they believe are required to be an effective Chief Executive Officer in light of the Company's business strategy, prospects and challenges.

Board Meetings

During the fiscal year ended December 31, 2018, the Board of Directors of Allergan plc met six times in person and telephonically. In addition, from time to time, the Board is provided with updates telephonically or in writing regarding matters for which it has oversight. Each incumbent director attended at least 75 percent of the combined total of (i) all Board of Directors meetings and (ii) all meetings of Committees of which such director was a member. We do not have a policy with regard to Board members' attendance at our Annual General Meeting of Shareholders. All of the members of the Board of Directors nominated for election at the 2018 Annual General Meeting Shareholders attended that meeting.

Executive Sessions

We schedule regular executive sessions in which all of the directors meet without management participation and regular executive sessions in which only independent directors meet, including as part of each regularly scheduled in-person Board meeting. Mr. Coughlin chairs executive sessions of the independent directors of the Board.

In 2018, the independent directors began to include executive sessions of the independent directors as an agenda item in the middle of each Board meeting rather than as a concluding agenda item. This has facilitated the use of information and feedback received from the independent directors while the full Board remains convened. The Lead Independent Director and the Chairman maintain an ongoing and active dialogue, and the Board has further encouraged this dialogue by timing the occurrence of executive sessions of the independent directors so that their feedback can be delivered to the Chairman in person during Board meetings.

Committees

The Board of Directors has five standing Committees: the Audit and Compliance Committee, the Compensation Committee, the Mergers and Acquisitions Committee, the Nominating and Corporate Governance Committee and the Quality and Innovation Committee.

35	2019 ANNUAL PROXY STATEMENT

Audit and Compliance Committee
Meetings held in 2018: 14

Members	Independence*	Key Skills / Qualifications

Carol Anthony (John) Davidson (Chair)	✓	• Audit / Tax / Accounting

Adriane M. Brown	✓	• Oversight of financial statements

Christopher J. Coughlin	✓	• Compliance

Thomas C. Freyman	✓	• Executive leadership
• Risk oversight

*
All of the members of the Audit and Compliance Committee have been determined to be "independent" and to meet the financial literacy and audit committee independence requirements of the NYSE listing standards and SEC Rule 10A-3.

Key Responsibilities

The primary function of the Audit and Compliance Committee is to assist the Board of Directors in fulfilling its oversight of:

•
The integrity of Allergan's financial statements.

•
Allergan's compliance with legal and regulatory requirements and Allergan's processes, controls, resources and plans to manage risk.

•
The qualifications and independence of Allergan's independent auditor.

•
The performance of Allergan's internal audit function and of its independent auditor.

Additionally, the Audit and Compliance Committee serves as an independent and objective party that:

•
Monitors Allergan's financial reporting process and internal control systems.

•
Evaluates the effectiveness of Allergan's corporate compliance program.

•
Retains, oversees and monitors the qualifications, independence, compensation and performance of Allergan's independent auditor.

•
Provides an open avenue of communication among the independent auditor, financial and senior management, the internal audit department, the Global Chief Compliance Officer and the Board of Directors.

Financial Expertise

•
The Board of Directors determined that each member of the Audit and Compliance Committee is financially literate as required under the NYSE listing standards and that each of Messrs. Davidson, Coughlin and Freyman is an "audit committee financial expert" within the meaning of the SEC rules.

The functions of the Audit and Compliance Committee and its activities during the fiscal year ending December 31, 2018 are described in further detail on page 86 under the heading "Report of the Audit and Compliance Committee."

36

BOARD AND COMMITTEE GOVERNANCE

Compensation Committee
Meetings held in 2018: 6

Members	Independence*	Key Skills / Qualifications

Catherine M. Klema (Chair)**	✓	• Executive leadership

Joseph H. Boccuzi	✓	• Financial experience

Christopher W. Bodine	✓	• Talent development

Christopher J. Coughlin	✓	• Human capital management

Thomas C. Freyman**	✓

Peter J. McDonnell, M.D.	✓

*
All of the members of the Compensation Committee have been determined to be "independent" and to meet the independence requirements of the NYSE listing standards. In addition, all current Compensation Committee members have been determined to qualify as "non-employee directors" within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code.
**
Catherine M. Klema is not standing for re-election to the Board of Directors. Thomas C. Freyman will succeed her as Chair of the Compensation Committee upon his re-election to the Board of Directors.

Key Responsibilities

The key functions of the Compensation Committee are to:

•
Evaluate the performance and determine the compensation of our Chief Executive Officer.

•
Review and determine the compensation payable to our other Named Executive Officers.

•
Oversee and administer our equity compensation and other incentive compensation plans.

•
Oversee the use of senior executive employment agreements and severance plans.

•
Review compensation programs and policies for features that may encourage excessive risk taking, and determine the extent to which there may be a connection between compensation and risk.

•
Review and approve the Compensation Discussion and Analysis to be included in the Proxy Statement for our Annual General Meetings of Shareholders.

Mergers and Acquisitions Committee
Meetings held in 2018: N/A

Members	Independence	Key Skills / Qualifications

Robert J. Hugin (Chair)	✓	• Executive leadership

Christopher J. Coughlin	✓	• Risk oversight

Thomas C. Freyman	✓	• Clinical medical background

Michael E. Greenberg, PhD	✓	• M&A experience

Key Responsibilities

The key functions of the Mergers and Acquisitions Committee, which was formed in 2019, are to:

•
Review potential mergers, acquisitions, dispositions, investments, joint ventures, collaborations, partnerships, licensing arrangements or similar transactions or arrangements, whether by transfer of equity, assets, or otherwise that are proposed by the Company's management.

•
In connection with its review of potential transactions that are proposed by the Company's management, approve any such transactions within a specified price range.

37	2019 ANNUAL PROXY STATEMENT

Nominating and Corporate Governance Committee
Meetings held in 2018: 4

Members	Independence*	Key Skills / Qualifications

Christopher W. Bodine (Chair)	✓	• Senior leadership

Joseph H. Boccuzi	✓	• Corporate governance

Christopher J. Coughlin	✓	• Succession planning

Carol Anthony (John) Davidson	✓	• Talent development

Catherine M. Klema**	✓	• Public company board service
• Global business experience

*
All of the members of the Nominating and Corporate Governance Committee have been determined to be "independent" and to meet the independence requirements of the NYSE listing standards.
**
Catherine M. Klema is not standing for re-election to the Board of Directors.

Key Responsibilities

The key functions of the Nominating and Corporate Governance Committee are to:

•
Identify and present qualified candidates to the Board of Directors for election or re-election as directors of the Company.

•
Ensure that the size and composition of the Board of Directors and its Committees best serve our practices and objectives.

•
Develop and recommend to the Board of Directors a set of corporate governance guidelines and principles and periodically review and recommend changes to such guidelines and principles as deemed appropriate.

•
Oversee the evaluation of the Board of Directors and senior management.

•
Make recommendations to the Board of Directors regarding the compensation payable to members of the Board of Directors.

•
Make recommendations to the Board of Directors regarding governance matters, including our Memorandum of Association and Articles of Association.

Quality and Innovation Committee
Meetings held in 2018: 10

Members	Independence	Key Skills / Qualifications

Nesli Basgoz, M.D. (Chair)	✓	• R&D

Adriane M. Brown	✓	• Innovation

Michael E. Greenberg, PhD	✓	• Strategy

Peter J. McDonnell, M.D.	✓	• Product safety and quality knowledge
• Environmental and health safety knowledge
• Compliance knowledge

Key Responsibilities

The key functions of the Quality and Innovation Committee are to assist the Board with its oversight responsibilities regarding:

•
The Company's compliance with quality systems and other legal and regulatory requirements related to product safety and quality and environmental, health and safety matters.

•
The Company's strategy, activities, results and investment in product research and development and innovation initiatives.

•
The Company's commitments to patients, quality and safety, education and product accessibility as reflected in its Social Contract with Patients.

38

BOARD AND COMMITTEE GOVERNANCE

Each Committee:

•
Operates in accordance with a written charter adopted by the Board (published on our website at www.allergan.com under the "Investors—Corporate Governance—Committee Charters" section).

•
Reviews its charter on an annual basis.

•
Evaluates its performance on an annual basis.

•
Schedules regular executive sessions in which all of the Committee members meet without management participation, including as part of each regularly scheduled in-person Committee meeting.

In addition to Board refreshment, the Board of Directors also values Committee refreshment when making Committee assignment decisions. Our Board believes that there are benefits to Committee refreshment and turnover so that the mix of committee members yield Committees that are as strong as possible from year to year. Because of the active Board refreshment process, there has also been significant Committee refreshment. Continuity but also ensuring that Committees have new perspectives are key considerations when determining Committee composition. Committee leadership refreshment is also part of the Board of Director's ongoing review.

Director Compensation

Our director compensation program is overseen by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews the amount and form of director compensation annually, and in reviewing the compensation program considers a number of factors, including benchmarking studies prepared by an outside consultant and the amount and frequency of travel required of the directors in connection with their service on the Board and Committees.

Under our current director compensation program, all members of the Board of Directors who are not full-time employees of the Company receive a yearly cash retainer equal to $150,000, payable at the time of the directors' election at our Annual General Meeting of Shareholders. Our Lead Independent Director also receives an additional yearly fee of $50,000. As compensation for serving as Committee Chair, the Chair of the Audit and Compliance Committee receives an additional yearly fee of $30,000 and the Chair of each of our other Committees receives an additional yearly fee of $24,000. In addition, all directors receive a yearly grant of restricted stock units valued at approximately $300,000 (using the closing stock price of the date of the Annual General Meeting of Shareholders commencing such Board Year). The restricted stock unit awards granted at the time of the 2018 Annual General Meeting of Shareholders will vest at the earlier of (1) one day before the date of our 2019 Annual General Meeting of Shareholders or (2) May 2, 2019. For the purposes of director compensation, the term "yearly" refers to a "Board Year" in which a director serves and which begins on the date of the Annual General Meeting of Shareholders for such year.

Mr. Saunders, who was employed by us during 2018, did not receive additional compensation for his service as a director during 2018.

39	2019 ANNUAL PROXY STATEMENT

The following table shows the compensation earned and equity awards granted in 2018 to each person who served as a director during 2018 (other than Mr. Saunders):

Name[1]	Fees Earned or Paid in Cash[2] ($)	Restricted Stock Unit Awards[3] ($)	Total

Nesli Basgoz, M.D.	174,000	299,874	473,874

Paul M. Bisaro	150,000	299,874	449,874

Joseph H. Boccuzi	150,000	299,874	449,874

Christopher W. Bodine	174,000	299,874	473,874

Adriane M. Brown	150,000	299,874	449,874

Christopher J. Coughlin	200,000	299,874	499,874

Carol Anthony (John) Davidson	150,000	299,874	449,874

Thomas C. Freyman	132,692	265,218	397,910

Michael E. Greenberg, PhD	110,440	220,747	331,187

Catherine M. Klema	174,000	299,874	473,874

Peter J. McDonnell, M.D.	150,000	299,874	449,874

Patrick J. O'Sullivan	150,000	299,874	449,874

Fred G. Weiss	180,000	299,874	479,874

(1)
Robert J. Hugin is not included as he joined the Board of Directors in February 2019 and therefore did not receive any compensation in 2018.
(2)
Includes yearly cash retainer fees and, if applicable, Lead Independent Director or Committee Chair fees.
(3)
Consists of the annual grant of restricted stock units to non-employee directors, equal to 1,985 units with a per share fair value of $151.07 granted on May 1, 2018. As of December 31, 2018, each of our current non-employee directors other than Mr. Freyman and Dr. Greenberg held 1,985 outstanding unvested restricted stock units. As of December 31, 2018, Mr. Freyman held 1,558 outstanding unvested restricted stock units and Dr. Greenberg held 1,194 outstanding unvested restricted stock units.

In order to better align the interests of our Board with those of our shareholders in a fair and reasonable manner, as well as to align with what we believe is a corporate governance "best practice," we maintain share ownership guidelines for our directors. Our ownership guidelines require our directors to hold shares in the Company in an amount at least equal in value to five times their annual cash retainer, and provide that a director has five years from the date of his or her appointment to achieve compliance with this holding requirement. Under our guidelines, restricted stock units held by a director are treated as shares for this purpose. As of December 31, 2018, each of our directors, other than our recently appointed or elected directors (Joseph H. Boccuzi, Adriane M. Brown, Carol Anthony (John) Davidson, Thomas C. Freyman, Michael E. Greenberg, and Robert J. Hugin) held shares in the Company in an amount at least equal in value to five times their annual cash retainer. Given the dates of their respective appointments, Mr. Boccuzi, Ms. Brown, Mr. Davidson, Mr. Freyman, Dr. Greenberg and Mr. Hugin each have additional time to achieve compliance with this holding requirement under our share ownership guidelines.

Corporate Political Contributions

Public Policy Engagement & Disclosure of Political Activities

Our Board of Directors believes that informed public policy plays a critical role in our ability to achieve our goal of pursuing medical advances to help patients live life to its fullest potential. Therefore, two of our U.S. subsidiaries, Allergan, Inc. and Allergan USA, Inc. engage in various efforts to advance public policies that support healthcare innovation and improve patient access to needed medical treatments while also advocating for a fair, free market system that will provide the best environment for continued innovation.

These efforts include direct and indirect engagement with and advocacy before federal, state and local government officials, sponsoring a federal political action committee, contributing to state and local candidates and committees where permitted, and supporting and participating in industry and trade organizations. We believe that such public policy engagement is an important and appropriate role for companies in open societies when conducted in a legal and transparent manner.

Our public policy priorities and positions are determined in consultation with the Company's business operations and are approved by our senior management.

40

BOARD AND COMMITTEE GOVERNANCE

Lobbying

In the U.S. in 2018, the top issues that the Company lobbied at the federal level included:

•
Allergan's Social Contract with Patients.

•
Intellectual property reform.

•
Incentives for anti-microbial research.

•
Patient safety concerns related to drug compounding, diversion and counterfeit medicines.

In each state where we engage in lobbying, we comply with that state's specific lobbying registration, disclosure and other compliance requirements. For 2018, our state lobbying efforts were focused predominately on nine states: Arizona, California, Florida, Illinois, Massachusetts, New Jersey, New York, Ohio, Pennsylvania, and Texas.

In the U.S. in 2018, the top issues that the Company lobbied at the state level included:

•
Allergan's Social Contract with Patients.

•
Patient access to prescription medicines.

•
Patient safety concerns related to drug compounding and counterfeit medicines.

•
Price transparency disclosure requirements.

In the U.S., a range of lobbying registration and disclosure laws exist with which we comply. At the federal level, we comply with the Lobbying Disclosure Act, which requires us to file quarterly reports with the U.S. Congress to disclose the issues we are lobbying and the amount we spend doing so. These reports call for the disclosure of the expenses associated with lobbying the federal government, including those incurred by our Government Affairs team and non-lobbyist employees, amounts paid to outside lobbying firms and consultants and the portion of our trade association dues attributable to those associations' federal lobbying. For calendar year 2018, we reported total U.S. federal lobbying expenditures of $3,090,000 and state lobbying expenditures of $1,540,000.

Industry & Trade Association Memberships

Additionally, Allergan is a member of industry and trade groups that represent both the pharmaceutical industry and the business community at large so that we may participate in bringing about consensus on broad policy issues that can impact our business objectives and ability to serve patients. Allergan's membership in these industry and trade groups comes with the understanding that, although we may not always agree with the positions of the larger organizations and/or other members, we are committed to participating in the discussions and voicing our concerns as appropriate through our colleagues who serve on the boards and committees of these groups. We may even recuse ourselves from related association or industry group activities if our participation would not advance Allergan's interests.

A list of the major industry and trade groups that we support (over $25,000 for lobbying annually) is available on our website at www.allergan.com under the "Responsibility—Social Responsibility—Public Policy" section.

Political Contributions

While U.S. federal law prohibits corporations from making political contributions to federal candidates, companies can establish political action committees that are funded solely through voluntary employee contributions. The Allergan, Inc. Political Action Committee (the "Allergan, Inc. PAC ") provides eligible employees a direct means to voluntarily participate in the political process that can affect public policy issues of importance to our business interests.

The Allergan, Inc. PAC operates in accordance with all relevant federal and state laws and contributes to candidates from both parties. When selecting candidates to support, priority is given to candidates who understand business issues of importance to Allergan, as well as to candidates who represent states or districts where the company has facilities or employees. Contributions are always made in the best interest of the company and are never made in recognition of the private political preferences of company executives. Input from Allergan employees who participate in the Allergan, Inc. PAC is considered when selecting candidates to support, but all contribution recommendations must be approved by the Allergan, Inc. PAC Treasurer. All Allergan, Inc. PAC contributions are publicly disclosed via reports which are available on the Federal Election Commission's Web site at www.fec.gov.

41	2019 ANNUAL PROXY STATEMENT

In certain jurisdictions where doing so is permitted, Allergan makes corporate contributions to support election campaigns, political action committees, party committees and ballot measure committees. Allergan supports state candidates from both parties and applies the same criteria as with the Allergan, Inc. PAC in selecting which recipients to support. On a semi-annual basis, we make available a list of all corporate state and local political contributions made to support candidates, committees, political parties and ballot measure committees available on our website at www.allergan.com under the "Responsibility—Social Responsibility—Public Policy" section.

Compliance

We believe that our efforts to influence public policy and its participation in the political process are critical to advancing the company's interests. We are also firmly committed to doing so only in a legal and transparent manner. In addition to management oversight of these policies and activities, our contributions and our policies and practices in this area are reviewed and overseen by the Audit and Compliance Committee.

All of our employees must abide by our global Code of Conduct, which defines the way we conduct our affairs with each other, with our stakeholders and with external parties. The Code of Conduct applies to our interactions with government officials, including our advocacy activities on public policy issues, and is intended to ensure that all information that we provide to government officials and entities is complete and accurate to the best of an employee's knowledge and belief.

Our global Code of Conduct also prohibits our employees from using corporate funds or other resources for political purposes without prior approval by the Company. Our corporate policy on ethical business practices includes guidelines conforming to the U.S. anti-kickback laws and Foreign Corrupt Practices Act, making clear that no illegal payments of any kind (monetary or otherwise) are to be offered or made to individuals or entities—including local, state or federal government or political party officials or candidates in the U.S.; government or political party officials or candidates of any other nation; or officials of public international organizations—at any time or under any circumstances.

To ensure compliance with these policies and federal and state law, outside legal experts provide periodic guidance to our Company on required disclosure of its political activities. We also perform periodic audits to assess and enforce compliance with our policy governing our corporate and PAC contributions.

Corporate Social Responsibility

Corporate Responsibility at Allergan

We are mindful of our impact on the world around us. Allergan has a deep commitment to the health, safety, and well-being of the people who put their trust in our products and the global communities where we operate. We are committed to ensuring our contribution to science reflects our commitment to safe, healthful workplaces, strong communities and responsible, ethical business practices in everything we do—research and development, manufacturing and distribution.

Allergan remains focused on sustainable business practices including:

•
Offering needed products that have environmental health and safety design considerations.

•
Managing our environmental impact by improving energy, waste, and water efficiency.

•
Providing a safe and healthy workplace for our employees.

•
Working with (and auditing) our supply chains to improve corporate responsibility performance.

•
Executing on the principles of our Social Contract with Patients.

•
Supporting our business by delivering leading compliance and risk management guidance, resources and assurance.

As a company, we've set an ambitious goal to further reduce our environmental impact by 20% by 2020 (compared to 2015), including by reducing our greenhouse gas emissions, energy consumption, and waste

42

BOARD AND COMMITTEE GOVERNANCE

generation. We believe that these measures are the most relevant and impactful sustainability metrics for our transformed Company.

Results of our sustainability efforts include:

•
Recognition for broad sustainability programs by inclusion in the Dow Jones Sustainability Index and FTSE 4 Good Index.

•
Recognition by the United States Environmental Protection Agency with receipt of 2018 Partner of the Year—Sustained Excellence Award. Additionally, the Waco, Texas plant and four buildings on the Irvine, California campus received ENERGY STAR certification in 2018 for superior energy efficiency and environmental performance

•
Recognition from Center for Climate and Energy Solution in the Organization Leadership category.

•
"B" score in the CDP (Carbon Disclosure Project) Investor Survey, which indicates a more advanced environmental stewardship and signals that the Company is measuring and managing its impact, developing a policy and strategic framework within which to take action and reduce negative climate change impacts.

•
Top quartile employee safety performance, driven by a robust employee observations process and strong management engagement.

•
Implementation of projects at manufacturing operations to reduce waste, and water consumption.

•
Use of 100% renewable energy at seven key manufacturing / R&D operations.

More information on our Corporate Social Responsibility and Sustainability practices can be found at www.allergan.com under the "Responsibility—Social Responsibility" section.

Workforce Sustainability and Talent Management

Allergan is also committed to workforce sustainability by engaging, developing, rewarding, attracting and retaining top talent globally at all levels. As part of our focus on workforce sustainability, we have completed a global all-colleague survey in 2018 to measure engagement, culture and overall satisfaction. Results showed generally positive levels of engagement and influenced our talent focus areas for immediate action planning.

Additionally, aligned with our engagement results, we have put in place a talent management plan that provides opportunities for our leaders to focus on their growth through a blend of performance management, individual development plans, and a variety of learning options that are focused on building leadership and professional skills for our future, including:

•
The implementation of a development plan that enables colleagues to own their career with their manager's support.

•
A strong commitment to building our talent pipeline through robust succession planning, identification of development opportunities, and a Leadership Skills framework for all colleagues.

•
Learning and development programs offered in a variety of formats, including eLearning courses, instructor-led classes, and experiential development, all of which are aligned with our Leadership Skills framework.

We believe that attracting and retaining the very best talent is essential to sustainable and profitable growth for Allergan for years to come.

Our Social Contract

In 2016, our Chief Executive Officer made unprecedented commitments to uphold our Social Contract with Patients (our "Social Contract"). Our Board of Directors has affirmed its commitment to the Social Contract, and the Quality and Innovation Committee of our Board oversees the Company's compliance with the Social Contract.

Our Board of Directors recognizes the strong connection between our Social Contract and the role it plays in the corporate governance of the Company, and believes that adhering to the four principles of the Social Contract is

43	2019 ANNUAL PROXY STATEMENT

key to our Company's success, as it enables our Company to fulfill our responsibilities to patients which, in turn, fuels our ability to generate return for our shareholders. The four principles of the Social Contract are:

Principle 1: Invest & Innovate

•

We commit to investing, at risk, billions of dollars to develop life-enhancing innovations.

•

We will do so in the U.S. and around the world, and use our Open Science model to access promising inventions that exist outside of Allergan.

•

We do so because we believe that this is our responsibility as part of our social contract with people who are hoping for a better, healthier life.

Principle 2: Access & Price

•

We commit to making these branded therapeutic treatments accessible and affordable to patients.

•

We commit to working with decision makers and intermediaries to make our products accessible to all people who need them.

•

We commit to pricing our products in a way that is commensurate with, or lower than, the value they create.

•

We will not engage in price gouging actions or predatory pricing and will limit price increases; where we increase price on our branded therapeutic medicines, we will take price increases no more than once per year and, when we do, they will be limited to single-digit percentage increases.

Principle 3: Quality & Safety

•

We commit to intensely monitoring the safety of our medicines, before they are approved by regulators and after they enter the market.

•

We commit to promptly reporting and acting on new safety data.

•

We commit to maintaining high standards of quality for each of our products and to maintaining a continuous supply of our medicines.

Principle 4: Education

•

We commit to appropriately educating physicians about our medicines so that they can be used in the right patients for the right conditions.

•

We take pride in doing this well because outcomes matter to everyone.

Our Board's structure and composition encourages thoughtful consideration of the four principles and oversight (through The Quality and Innovation Committee) of management's implementation of the Social Contract, as our Board members bring the perspective of all stakeholders to this discussion, including practicing physicians, retail pharmacy, pharmacy benefit managers, pharmaceutical companies and non-profit patient groups.

More information on our Social Contract can be found at www.allergan.com under the "Responsibility—Social Contract" section.

Communications with the Board of Directors

Any interested party, including any shareholder, wishing to contact the Board of Directors, the Lead Independent Director, or any other individual director may do so in writing by sending a letter to:

Chair, Nominating and Corporate Governance Committee
c/o Corporate Secretary
Allergan plc
Clonshaugh Business and Technology Park, Coolock,
Dublin, D17 E400, Ireland

Our Corporate Secretary reviews all such written correspondence and regularly forwards to the Board of Directors a summary of all correspondence and copies of correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board of Directors or its Committees, or that the Corporate Secretary otherwise determines requires the attention of the Board.

44

Proposal No. 2 Non-Binding Vote on the Compensation of Our Named Executive Officers ("Say-on-Pay-Vote")

Background

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing our shareholders the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. The Company has determined to hold such say-on-pay advisory vote every year and following the 2019 Annual General Meeting of Shareholders expects to hold its next non-binding say-on-pay vote at the 2020 Annual General Meeting of Shareholders.

Summary

In accordance with Section 14A of the U.S. Securities and Exchange Act of 1934 (the "Exchange Act"), we are asking our shareholders to provide advisory (non-binding) approval of the compensation of our Named Executive Officers (which consist of our Chief Executive Officer, Chief Financial Officer and our next three highest paid executives), as such compensation is described in the "Compensation Discussion and Analysis" section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this Proxy Statement, beginning on page 47. Our executive compensation programs are designed to enable us to attract, motivate and retain executive talent who are critical to our success. These programs link compensation to the achievement of pre-established corporate financial performance objectives and other key objectives within each executive's area of responsibility and provide long-term incentive compensation that focuses our executives' efforts on building shareholder value by aligning their interests with those of our shareholders. The following is a summary of some of the key points of our executive compensation program. We urge our shareholders to review the "Compensation Discussion and Analysis" section of this Proxy Statement and executive-related compensation tables for more information.

•
Performance-Based Compensation. Our executive compensation program includes (i) annual incentive awards that focus on annual financial and strategic goals that support long-term value creation; and (ii) performance-based long-term incentives that are directly linked to the creation of long-term, sustainable shareholder value.

•
Long-Term Compensation. Grants of performance share units are intended to align the interests of executives with our shareholders and focus executives' attention on long-term growth. In addition, even after performance awards are earned, they continue to be subject to service vesting requirements to promote executive retention and a longer-term perspective.

•
Independent Compensation Consultant. The Compensation Committee has engaged an independent global executive compensation consulting firm, Steven Hall & Partners, to advise the Committee on matters related to executive compensation.

Resolution

RESOLVED, that the compensation of Allergan's Named Executive Officers, as described in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement, be and is hereby approved.

Board Recommendation

The Board of Directors unanimously recommends that shareholders vote FOR adoption of the resolution approving, on an advisory (non-binding) basis, the compensation of the Company's Named Executive Officers, as described in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement.

Our Board of Directors believes that the information provided above and within the "Compensation Discussion and Analysis" section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management's interests are aligned with our shareholders' interests to support long-term value creation.

45	2019 ANNUAL PROXY STATEMENT

Required Vote

A simple majority of votes cast at the Annual Meeting is required to approve, on a non-binding basis, the compensation of our Named Executive Officers.

Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for Named Executive Officers.

46

Compensation Discussion and Analysis

In this section, we discuss and analyze the material elements of compensation paid to each of our Named Executive Officers (or "NEOs") in 2018.

2018 Named Executive Officers

Brenton L. Saunders	Chairman, President and Chief Executive Officer

Matthew M. Walsh	Executive Vice President and Chief Financial Officer

William Meury	Executive Vice President and Chief Commercial Officer

C. David Nicholson, PhD	Executive Vice President and Chief R&D Officer

A. Robert D. Bailey	Executive Vice President and Chief Legal Officer and Corporate Secretary

Maria Teresa Hilado	Former Executive Vice President and Chief Financial Officer

The Executive Summary that follows provides an overview of our performance and its relationship with our compensation decisions and practices. Following the Executive Summary, we will review each element of compensation. This Compensation Discussion and Analysis should be read together with the information in the Summary Compensation Table and other executive compensation tables below.

47	Executive Summary
52	Impact of 2018 Say on Pay Vote & Shareholder Engagement
54	Determination of Compensation
66	Other Compensation Practices
71	2018 Compensation Tables

Executive Summary

2018 Business Highlights and Share Price Performance

2018 was a year of steady strategic progress for Allergan, and we furthered our transformation into a global biopharmaceutical leader focused on four key therapeutics areas—medical aesthetics, eye care, central nervous system and gastroenterology. Through focused execution of our strategic priorities, we delivered on all operational and financial commitments we set in the beginning of the year and entered 2019 with positive momentum.

47	2019 ANNUAL PROXY STATEMENT

Our financial results in 2018 reflected the strength of our Core Business and operational discipline, enabling us to deliver solid top and bottom line performance while offsetting the impact of short-term headwinds.

$15.8B Total Net Revenue ••• that exceeded the top-end of our 2018 updated guidance	+8.3% Core Business Growth ••• from promoted brands and others with ongoing exclusivity	$5.64B Operating Cash Flow ••• was strong through the year and exceeded 2018 guidance	$400M Cost Savings ••• from previously announced restructuring program	$16.69 Non-GAAP Performance Net Income Per Share ••• that exceeded our target for full year 2018 under our Annual Incentive Plan
•
We delivered solid Core Business growth, with particular strength in our leading brands—Botox® Therapeutic (+13%) and Cosmetic (+14%), Vraylar® (+69%) and Juvéderm® (+12%). The continued growth in our Core Business, which represented 87% of our total revenues in 2018, helped offset the unfavorable impact of divestitures and the LOE on certain brands. All growth figures exclude the impact of foreign exchange.

•
We delivered strong non-GAAP operating margins while continuing to invest in key growth drivers across our four key therapeutic areas.

•
We completed a significant cost savings initiative in 2018 that reduced the company's cost base by $400 million and headcount by 1,500, in each case versus 2017, to better position our company for durable long-term growth and profitability in anticipation of the LOE for a leading product.

•
We continued to generate robust cash flows and prudently deployed our capital, with a focus on strategic reinvestments in growth, continued debt reduction and capital returns to shareholders. Specifically, we:

1. Paid down $6.15 billion in debt in 2018, which reduced our gross leverage ratio to 3.0x from 3.7x in year-end 2017.

2. Completed $2.74 billion in share buybacks, representing approximately 5% of our total shares outstanding at the end of 2017.

3. Paid an annual dividend of $2.88 per ordinary share to our shareholders.

48

COMPENSATION DISCUSSION AND ANALYSIS

Over the course of 2018, Allergan's highly-promising R&D pipeline advanced with positive results in six late-stage programs across our four key therapeutic areas.

The positive momentum in our pipeline reinforces our confidence in our long-term outlook, and we expect to deliver one to two new product launches every year over the next several years to address highly unmet needs of patients and create significant value for shareholders.

However, our stock price continued in 2018 to be disconnected from our strong strategic performance and, as a result, recent payouts under our long-term incentive plans have been significantly below target and some awards resulted in no payout at all, demonstrating unambiguous shareholder alignment in our compensation program. See "Our Guiding Principle: Pay for Performance" on page 50 for more details.

While our strong strategic progress and attractive long-term outlook was not reflected in our stock price in 2018, we believe that our focus on execution during the year has set us up to increase shareholder value in 2019 and beyond.

49	2019 ANNUAL PROXY STATEMENT

Our Guiding Principle: Pay for Performance

As we continue our transformation from a generics company into a global biopharmaceutical leader, we remain committed to a pay-for-performance culture and implementation of the best practices in corporate governance. This is evidenced by the fact that 93% of our CEO's total target direct compensation opportunity is variable or "at-risk", a greater proportion than any of our peer companies.

COMPONENTS OF CEO PAY	COMPONENTS OF OTHER NEO PAY (AVERAGE)

Within this pay-for-performance framework, our compensation program is designed to promote six key objectives:

•
Create unambiguous long-term shareholder alignment

•
Drive sustainable top- and bottom-line growth

•
Create a unified management team aligned to a shared set of objectives

•
Attract and retain key executive talent

•
Reinforce our BOLD, entrepreneurial culture

•
Encourage a long-term perspective and discourage short-term risk taking

Application of Best Practices in Compensation and Corporate Governance

Our pay-for-performance culture is supported through sound compensation and corporate governance policies and programs that reflect best practices.

50

COMPENSATION DISCUSSION AND ANALYSIS

What We Do and What We Don't Do

✓

Retain an independent compensation consultant that performs no services for the Company other than for the Board and Compensation Committee

✓

Pay the vast majority of executive compensation in the form of incentive awards

✓

Determine incentive payouts based on a variety of challenging, pre-determined performance goals

✓

Cap the maximum payout under our annual incentive awards and maximum vesting percentage of our PSUs

✓

Include a clawback provision in our Annual Incentive Plan and in our CEO's employment agreement

✓

Take into consideration the compensation levels of an appropriate and relevant peer group of companies when setting compensation

✓

Subject executives to a robust stock ownership policy

✓

Include double-trigger vesting provisions in our equity award agreements

✓

Conduct a periodic risk assessment of our compensation program

✓

Regularly engage with shareholders on compensation and governance matters

✖

Don't allow executives to participate in the determination of their own compensation

✖

Don't pay guaranteed bonuses

✖

Don't use the same performance metrics for short-term and long-term compensation

✖

Don't backdate options or re-price underwater options

✖

Don't provide excessive perquisites

✖

Don't pay compensation that is significantly misaligned with peer companies

✖

Don't allow our officers or directors to hedge or pledge our stock

✖

Don't provide tax gross-ups

✖

Don't encourage excessive risk taking

Key Compensation Decisions for 2018

No Increases in Compensation Opportunities

In 2018, no adjustments were made to base salaries or target annual incentive opportunities for the NEOs (other than for Mr. Walsh, who was hired in 2018). In addition, no new equity incentive awards were granted to our executives (other than to Mr. Walsh) given that the previous equity grant was biennial in nature and reflected 2018 and 2019 target equity values. We will not grant additional equity incentive awards to these recipients prior to 2020.

Incentive Award Payouts Reflect Performance

Our incentive compensation programs are designed to closely align payouts with our financial and/or share price performance as well as the individual performance of our NEOs. Our program goals are directly tied to our strategic goals of (1) driving top- and bottom-line growth, (2) advancing our R&D pipeline and (3) enhancing share price performance—both absolute and relative.

Long-term Incentives:    Share price performance—both absolute and relative—has been the primary performance measure of our long-term awards because it incentivizes actions that drive sustainable growth in our share price through long performance measurement and vesting periods. Additionally, share price performance

51	2019 ANNUAL PROXY STATEMENT

has provided a durable performance measure through our period of transformation from a generic to a branded biopharmaceutical company. Beginning in 2017, with the new PSU program, the Compensation Committee, considering shareholder feedback, added an R&D metric to the PSU program (the "2018-2019 PSUs") to incentivize management to deliver on key R&D milestones that are necessary to advancing our pipeline and driving future performance of the company and eliminated absolute share price performance as a measure. See pages 64-65 for more detail on the 2018-2019 PSUs.

Annual Incentive:    For the 2018 performance year, the financial metrics used to determine the corporate financial performance factor were 50% Non-GAAP Net Revenue ("Net Revenue") and 50% Non-GAAP Performance Net Income Per Share ("PNI"). These were chosen to align to our objective of driving top- and bottom-line growth. Financial performance under our AIP resulted in 142% achievement of the corporate financial metrics. Actual incentive amounts for our NEOs, other than our CEO, ranged from 163% to 210% of target, reflecting strong performance across the strategic financial and individual goals for each of the NEOs during 2018.

For our CEO, despite strong performance across our corporate financial goals and his pre-set strategic objectives, given the performance of our stock and the Compensation Committee's desire to ensure our overall executive compensation program maintains unambiguous shareholder alignment, the Compensation Committee applied negative discretion and reduced his AIP award by over 50% (from $6,177,000 down to $3,000,000). See pages 57-63 for additional details on the 2018 Annual Incentive Plan.

CEO's Realized and Realizable Compensation

As a result of the decline in our share price, approximately 40% of our CEO's target total direct compensation opportunity (base salary, target annual incentive and target long-term incentives) for the most recently completed three-year period (2016-2018) was realizable as of December 31, 2018. In addition, our CEO has realized only approximately 20% of his target long-term incentive opportunity for awards granted since 2014 that were based on our stock price (cash-based awards that vest based on total shareholder return and equity-based awards) and where the performance period was completed as of December 31, 2018. This further demonstrates the alignment of our executive compensation program with long-term shareholder returns.

*
Calculated as value of long-term incentive awards that were based on our stock price and that were completed as of December 31, 2018 compared to target. Excludes PSUs with performance periods in progress and unvested RSUs.
**
Calculated as the annualized value of our CEO's 2016-2018 target total direct compensation (base salary, target annual incentive and target long-term incentives, including transaction-related awards) compared to the actual base salary and AIP awards earned from 2016-2018 and the value of long-term incentive awards for this period as of December 31, 2018, based on our closing price on December 31, 2018 and assuming that the performance period ended on December 31, 2018 for in-cycle awards.

Impact of 2018 Say on Pay Vote & Shareholder Engagement

Consistent with the preference of a substantial majority of our shareholders, the Company has determined to hold a say-on-pay advisory vote on executive compensation annually. Accordingly, at our 2018 Annual General Meeting of Shareholders, we provided shareholders with the opportunity to cast a non-binding vote on a proposal regarding the compensation of our executives in the year ended December 31, 2017. Of the votes cast on this 2018 "say-on-pay" vote, 91% were in favor of the proposal. We were pleased with these results and believe it reflects our continuous efforts to engage with shareholders and solicit their feedback on our compensation program.

As described in this Proxy Statement, over the past several years, certain independent members of our Board and senior management have engaged with our shareholders to discuss and obtain additional feedback on a variety of topics. Since the 2018 Annual General Meeting of Shareholders, we requested calls and meetings with shareholders who collectively owned over 50% of the Company's outstanding ordinary shares and met in person or telephonically with shareholders representing approximately 23% of outstanding ordinary shares. Topics discussed as part of this engagement included corporate governance matters such as the Board's leadership structure and the composition and refreshment of our Board; succession planning; our executive compensation program; business strategy and capital allocation; and corporate social responsibility. Shareholder feedback from these engagements was shared with the Board and its committees so that they could discuss and consider the significant comments or concerns that are identified.

52

COMPENSATION DISCUSSION AND ANALYSIS

A summary of the compensation-related feedback we received during our recent shareholder engagement efforts including feedback received during and after the 2018 Annual General Meeting of Shareholders is set forth below.

Topic	What We Heard and What We Did

Shareholder alignment	Several shareholders commented positively on the alignment achieved between our incentive programs and our stock price performance, including the 44% payout under the performance share units for 2015-2017. Investors shared their views that it is critical to continue to maintain a pay for performance philosophy and retain relative total shareholder return as a component of our incentive programs. We also received positive reaction to the level of share ownership by our CEO and other executives and the inherent alignment achieved by such ownership levels. We intend to continue to focus on shareholder alignment when designing our future incentive programs and continue to reinforce our share ownership and entrepreneurial culture.

R&D milestones	After the 2017 Annual General Meeting of Shareholders, shareholders expressed their desire for us to include an operating goal focused on R&D in our incentive programs, given the criticality of our pipeline to our future success. As a result, we incorporated measurable R&D milestones, including approvals and submissions, from our key R&D programs. Shareholders commented positively on the inclusion of R&D focused metrics in our incentive program and inquired as to the process for selecting the metrics and ensuring they are tied to the programs expected to most likely drive long-term shareholder value. These milestones are established annually through a rigorous process led by the Quality and Innovation Committee, which consists entirely of independent directors, to ensure that the targets are challenging, and the achievements are aligned with expected outperformance if the Company hits such milestones, and subsequently advances the applicable products through the pipeline and brings them to market.

Biennial grant	Certain shareholders expressed their view that the biennial grant structure was atypical and inquired about whether the Company intends to maintain this type of structure going forward. See "Long-Term Incentive Program" on pages 64-65 for more details. In our 2018 Proxy Statement, we provided disclosure regarding the Compensation Committee's rationale for the biennial grant and its alignment with our strategy for that performance period. The Compensation Committee will review whether a more typical annual grant approach is appropriate when reviewing the design of our 2020 long-term incentive program. Shareholders also responded positively to the Company's supplemental disclosure clarifying that given the biennial nature of these awards, the Compensation Committee did not intend to grant additional equity incentive awards to these recipients until 2020.

Executive compensation enhancements made have been responsive to shareholder feedback	Following the 2016 Annual General Meeting of Shareholders, we received feedback from our shareholders requesting enhancements to our disclosure to more clearly articulate how our program design is aligned to our strategy, how we make annual incentive decisions and the performance metrics for outstanding incentive awards. As a result, we enhanced our disclosure in our recent proxy statements regarding how each element of our pay is designed to align to our philosophy and strategy, provided a clearer description of our financial performance and individual performance of our CEO and other NEOs, and included a summary of performance metrics for our outstanding programs. Shareholders have continued to indicate that these enhancements are positive and helpful to investors' understanding of our executive compensation program. We strive to continually enhance our disclosures to provide the appropriate level of detail regarding our compensation philosophy, pay elements and the way they work to advance our business strategy.

Our relationship with our shareholders is an important part of our success and we are committed to continuing to engage with our shareholders in constructive and meaningful dialogue throughout the year.

53	2019 ANNUAL PROXY STATEMENT

An Independent and Deliberate Process for Determining Compensation

Authority of the Independent Compensation Committee

The Compensation Committee, which consists entirely of independent directors, meets regularly during the year (six times in 2018), and makes all compensation decisions regarding senior management, which includes our NEOs and certain other senior officers of the Company. Meeting agendas are determined by the Chair of the Compensation Committee with the assistance of our Chief Human Resources Officer. At the invitation of the Committee, members of management, including the Chief Human Resources Officer, also may attend Committee meetings, as well as representatives from the Committee's independent compensation consultant, Steven Hall & Partners, and external legal counsel, if needed. The Compensation Committee periodically reviews our overall executive compensation program to ensure that it remains aligned with current business objectives and evolving best practices.

Role of the Independent Compensation Consultant

In 2018, the Compensation Committee continued its engagement of Steven Hall & Partners, an independent compensation consulting firm, to advise the Compensation Committee on executive compensation matters. Steven Hall & Partners reports directly to the Compensation Committee and the Compensation Committee retains the sole right to terminate or replace Steven Hall & Partners at any time. Steven Hall & Partners does not provide any other services to the Company or management.

Each year the Compensation Committee reviews the independence of its compensation consultant and other advisors. In performing its analysis, the Compensation Committee considers the factors set forth in SEC rules and NYSE listing standards. After review and consultation with Steven Hall & Partners, the Compensation Committee has determined that Steven Hall & Partners is independent and there are no conflicts of interest raised by the work of Steven Hall & Partners during the year ended December 31, 2018.

Role of Management

At the Compensation Committee's request, the CEO provides input regarding the performance and appropriate compensation of the other executive officers. The Compensation Committee considers the CEO's perspective because of his direct knowledge of each executive officer's performance and contributions. The CEO is not present during voting or deliberations by the Compensation Committee regarding his own compensation.

Importance of Shareholder Feedback

As discussed further on pages 30-31, we value feedback from shareholders and, accordingly, throughout the year, certain independent members of our Board and senior management engage in dialogue with a significant portion of our shareholders regarding a number of matters important to both the Company and its investors, including our executive compensation program. When structuring the compensation program, the Compensation Committee considers feedback received through direct discussions with investors as well as the results of "Say on Pay" proposals and other shareholder proposals related to executive compensation.

Compensation Peer Group

In setting the compensation for our NEOs and other senior executives, the Compensation Committee reviews the elements of our compensation program, including executive officer compensation levels and opportunities as compared to those provided to similarly situated executives among a peer group of companies with which we compete for talent. In setting this compensation, the Compensation Committee considers compensation survey data from independent third-party sources as well as publicly available information. While we generally aim to set each NEO's target total direct compensation (base salary, target annual incentive compensation and target long-term incentive compensation) within the levels paid to similarly situated executives in our peer group, such data is intended to serve as only one of several reference points to assist the Compensation Committee in its discussions and deliberations.

54

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee reserves flexibility to vary pay levels for our executives based on a variety of factors, including the desired mix of variable and fixed pay elements, the NEO's overall performance and changes in roles or responsibilities.

The Company's peer group, which is unchanged from 2017, includes the pharmaceutical companies below.

Peer Group*

AbbVie Inc.	Eli Lilly

Amgen Inc.	Gilead Sciences Inc.

AstraZeneca plc	GlaxoSmithKline plc

Biogen Inc.	Merck & Co. Inc.

Bristol-Myers Squibb Company	Novo Nordisk A/S.

Celgene Corporation	Sanofi

*
The Compensation Committee may, from time to time, also use Pfizer, Inc., as a reference company when reviewing pay levels and programs/practices.

Principal Components of 2018 Executive Compensation

The structure of our executive compensation program for 2018 was unchanged from 2017 and continues to support our compensation objectives.

Relevant Elements of Compensation

Our Philosophy	How We Apply It	Long-Term Incentives in the Form of Performance Share Units and Restricted Stock Units	Annual Incentive Opportunity Based on 2018 Non-GAAP Net Revenue and Non-GAAP Performance Net Income Per Share	Competitive Base Salary	Employee Benefits Focused on Well-Being and Safety	Allergan Transaction Performance- Based Award

Create unambiguous long-term shareholder alignment	Link a substantial portion of executives' pay to share price performance

Drive sustainable top- and bottom-line growth	Tie performance metrics to revenue and adjusted PNI

Create a unified management team aligned to a shared set of objectives	Provide a uniform award program for senior executives

Attract and retain key executive talent	Provide competitive short-term cash-flow with longer-term wealth accumulation opportunities

Reinforce our BOLD, entrepreneurial culture	Provide exceptional rewards for exceptional performance

Encourage a long-term perspective and discourage short-term risk taking	Balance pay opportunities with sound compensation practices

55	2019 ANNUAL PROXY STATEMENT

Our overall executive compensation program is highly sensitive to both our operating and stock price performance. The variable portion of our executive compensation program is designed to balance top- and bottom-line results, advancement of our R&D pipeline and share price performance.

Targeted Growth Area	Goal Tied to Strategy	Primary Program

Top-line	Net Revenue	Annual Incentive

Bottom-line	PNI	Annual Incentive

Pipeline	R&D Milestones	Long-term Incentives*

Share price	Relative Total Shareholder Return	Long-term Incentives

*
Pipeline performance is also a critical component of the individual performance assessment under our annual incentive program for our NEOs.

Base Salary

Base salary provides our NEOs with a degree of financial certainty and stability; however, the focus of our program is on variable, "at-risk" pay. For 2018, base salary represented only 7% of the total target annual compensation opportunity for our CEO, and 16% on average for our other NEOs, versus 12% and 18%, respectively, for the average of our peer group.

In setting base salaries and determining base salary increases for our NEOs, the Compensation Committee considers a variety of factors, including:

•
Level of responsibility.

•
Individual performance.

•
Internal review of the NEO's total compensation, individually and relative to our other officers and executives with similar responsibilities within the Company.

•
General levels of salaries and salary changes relative to other officers and executives with similar responsibilities at peer companies.

Salary levels are typically reviewed upon a promotion or other change in job responsibility. Increases to the salaries of our NEOs are based on the Compensation Committee's and the CEO's assessment (other than for himself) of the individual's performance and market conditions.

The Compensation Committee determined not to make changes to the base salaries for our NEOs for 2018. Base salaries for our CEO and other NEOs continue to be positioned below the median of our peers to ensure that a substantial portion of their pay is variable and tied to our operating and stock price performance.

The base salaries for our CEO and Messrs. Meury, Nicholson, Walsh and Bailey for 2018 are set forth in the following table:

Name	2018 Base Salary ($)

Brenton L. Saunders	$1,300,000
William Meury	$900,000
C. David Nicholson, PhD	$900,000
Matthew M. Walsh	$800,000
A. Robert D. Bailey	$775,000

56

COMPENSATION DISCUSSION AND ANALYSIS

Annual Incentive Awards

Annual cash incentive awards are an important feature of our performance-based compensation program. 2018 annual cash incentive awards to our NEOs were made under our Company-wide AIP. A majority of our non-field-based employees participate in the AIP. If earned, annual cash incentive awards are typically paid in March of the year following the AIP performance period.

2018 Incentive Award Targets

The Compensation Committee determined that the individual target incentive opportunity for our CEO and our NEOs would remain unchanged from 2017 to 2018. The target incentive opportunities for our CEO and Messrs. Meury, Nicholson, Walsh and Bailey for 2018 are set forth in the following table:

Name	2018 Incentive Target ($)

Brenton L. Saunders	$3,000,000
William Meury	$1,000,000
C. David Nicholson, PhD	$1,000,000
Matthew M. Walsh*	$825,000
A. Robert D. Bailey	$775,000

*
Reflects Mr. Walsh's full year incentive target. His 2018 target was pro-rated to reflect the portion of the year between his date of hire (February 20, 2018) and December 31, 2018.

Determination of Corporate Financial Metrics

Rigorous Goal Setting Process

The Compensation Committee annually approves the corporate financial metrics to be used under the AIP based on our strategy and goals for the year. Once it determines the corporate financial metrics to be used, the Compensation Committee sets the threshold, target and stretch performance goals for each metric. The goals selected are determined through a rigorous process led by the Committee in close partnership with management. Target performance is generally aligned to the operating budget that is reviewed and approved by the full Board; however, the Committee undertakes an in-depth review of the assumptions included in the budget to confirm that it reflects the appropriate level of performance necessary to generate a target payout. The Committee believes that it is generally appropriate to use the operating budget as the starting point for its discussion because it reflects the Company's strategic priorities for the year, management's best estimates for expected performance across our product lines and is the basis on which the Company provides guidance to our investors. Once the target performance goal is set, the Committee then reviews multiple scenarios and payout curves to back-test and challenge potential threshold and stretch performance levels to help ensure that the goals selected align with our compensation philosophy and incentivize management appropriately.

2018 Corporate Financial Metrics

For 2018, the Compensation Committee determined to continue to use Net Revenue and PNI as the equally weighted financial metrics under the AIP. We believe that these two measures continue to strike an appropriate balance that holds management accountable for creating durable growth and provides the best comparability with our competitors. Specifically, the Committee selected these metrics for the following reasons:

Metric	Rationale

Net Revenue

•

Incentivizes sustainable top-line revenue growth

•

Focuses management on extending category leadership across therapy areas

•

Aligns with strategy of targeted geographic expansion

•

Is easy to understand and communicate

•

Aligns with the market practice among our peers

PNI	• Aligns to investor expectations • Maintains a strong focus on profitability • Is easy to understand and communicate • Aligns with the market practice among our peers

57	2019 ANNUAL PROXY STATEMENT

For the purpose of measuring corporate financial performance, "PNI" means the reported GAAP results for performance net income per share, adjusted for the following net of tax: (i) amortization expenses, (ii) global supply chain and operational excellence initiatives or other restructurings of a similar nature, (iii) acquisition, divestiture integration and licensing charges, (iv) accretion and fair market value adjustments on contingent liabilities, (v) impairment/asset sales and related costs, including the exclusion of discontinued operations, (vi) legal settlements and (vii) other unusual charges or expenses. For purposes of measuring corporate financial performance, "Net Revenue" means the reported GAAP results for net revenue, adjusted for divestitures, licensing transactions and other unusual events. See Annex B for a reconciliation of Non-GAAP results to GAAP results.

Achieving our target goal results in 100% performance for that measure; threshold goal achievement results in 50% performance; and stretch achievement results in 150% performance. For performance in between these levels, we apply linear interpolation. Unless threshold performance is achieved on at least one corporate financial metric, no annual cash incentive awards would be earned under the AIP, regardless of achievement of individual performance goals. If maximum performance goals are achieved for each corporate financial metric and the individual performance goals, an NEO could receive a maximum award of 225% of target. Individual performance can never represent more than one-third of the total payout.

Illustration of AIP Design

The Committee continually reviews and evaluates the metrics selected in our incentive programs to ensure that they align with our compensation philosophy and business strategy and appropriately balance risk and reward.

2018 Performance Reflected Robust Growth Despite Significant Headwinds

2018 Goal Setting

2018 was anticipated to be a year in which we faced significant challenges as a result of the expected LOE across several products, which were expected to impact revenues by approximately $2.3 billion, including Restasis®, a significant contributor to our annual revenue with over $1.4 billion in U.S. sales in 2017. In light of these significant revenue declines and the desire to set challenging yet achievable incentive targets that reflected the Company's current operating environment, the Committee set the 2018 AIP targets somewhat below 2017 actual results.

To mitigate the impact of anticipated revenue declines, the operating budget for 2018 assumed a generic entrant to Restasis® in the first half of the year, included aggressive growth targets across our remaining Core Business (promoted brands and brands with ongoing exclusivity) and required execution of significant cost savings measures.

58

COMPENSATION DISCUSSION AND ANALYSIS

2018 Results

In 2018, we delivered robust growth of our Core Business and key brands, despite experiencing $1.2 billion in revenue decline from losses of exclusivity, expected losses of exclusivity and asset sales:

•

8.3% growth (excluding the impact of foreign exchange) of our Core Business, with over $1 billion in new revenue, while eliminating $400 million in annual costs through cost savings initiatives.

•

Double-digit growth of key flagship products, including Botox®, Vraylar®, Juvéderm®, CoolSculpting® and Alloderm.

Despite the losses of exclusivity we faced, management remained focused on driving growth of our remaining Core Business in four key therapeutic areas and delivered these results despite other significant unanticipated headwinds that negatively impacted revenue, primarily as a result of supply shortages and product recalls.

While the Company and shareholders continued to benefit from the exclusivity of Restasis® throughout 2018, which was more favorable to our Company than was anticipated in our operating budget, in order to minimize this impact on AIP funding, the Compensation Committee exercised its negative discretion and excluded any above-budget U.S. revenue from Restasis® earned after June 30, 2018 ("Excess Restasis Revenue") from Net Revenue results and exclude any unreinvested Excess Restasis Revenue from PNI results in determining AIP funding. The Committee believes this rewards management and the broader employee population for driving growth across our remaining product lines and avoids a potential windfall under the AIP solely as a result of a delayed generic entrant for Restasis®. The Committee also reduced our PNI results to remove the positive impact of unplanned share repurchases that were not included in our budget, as it did in 2017, to avoid management receiving a benefit under the AIP as a result of a reduction in our outstanding shares.

Non-GAAP Metric[1]	Weighting	Performance Range	Threshold Goal	Target Goal	Stretch Goal	Results	Funding

Net Revenue[2]	50%	0%—150%	$14.74B	$14.96B	$15.33B	$15.21B	133%
PNI[3]	50%	0%—150%	$14.96	$15.27	$15.73	$15.80	150%
Resulting Company Performance							142%

(1)
See Annex B for a reconciliation of GAAP to Non-GAAP results.
(2)
Results adjusted to reflect U.S. Restasis® revenue above budget earned after June 30, 2018 and unplanned asset sales.
(3)
Results adjusted to reflect unreinvested portion of U.S. Restasis® revenue above budget after June 30, 2018, unplanned share repurchases and unplanned asset sales.

59	2019 ANNUAL PROXY STATEMENT

2018 Individual Performance

2018 Individual Goals and Performance of our CEO

The Compensation Committee believes that individual performance is an important consideration in determining the overall cash incentive award payable to an executive. To this end, the Compensation Committee annually approves pre-set strategic goals and objectives for Mr. Saunders to measure his individual performance for the year. In addition to reviewing Mr. Saunders' accomplishments relative to those pre-set objectives, the Committee considers Mr. Saunders' overall performance and leadership, particularly with respect to managing through unanticipated business developments or events.

The Compensation Committee determined that Mr. Saunders demonstrated significant leadership and focus during 2018, delivering a year of strong operational execution and pipeline progression, while managing cost reductions in light of anticipated LOEs and identifying key areas to reinvest for growth. In addition, the Compensation Committee believed Mr. Saunders demonstrated exceptional performance in several key areas in 2018, including:

•
External engagement—Mr. Saunders showed steadfast dedication to engaging with our customers, patients, key opinion leaders and our shareholders.

•
Internal leadership—Mr. Saunders was committed to engaging our colleagues, building on our BOLD culture, developing our internal talent and increasing inclusion and diversity at Allergan.

•
Executive succession—Mr. Saunders completed a successful CFO transition and recruited key talent into the organization to continue to expand our executive talent pipeline and expand on critical skills and experience.

•
Driving innovation—Mr. Saunders remained focused on driving innovation, including with Project Moonwalker, Spotlyte, Data Labs and the establishment of our presence in Cambridge, Massachusetts.

•
Strategic review process—Mr. Saunders led the strategic review process with the Board to identify potential areas to unlock shareholder value.

•
Refreshment of the Board—As Chairman, Mr. Saunders continued to focus on Board refreshment to further strengthen our Board and augment its diverse set of skills and perspectives. The Board's refreshment efforts led to six new directors being added in the past two years as part of our transformation from a generic to a branded biopharmaceutical company.

60

COMPENSATION DISCUSSION AND ANALYSIS

The chart below outlines those pre-set objectives against the key accomplishments considered by the Committee when determining his overall individual performance.

61	2019 ANNUAL PROXY STATEMENT

CEO Award Determination

The Compensation Committee determined that Mr. Saunders' performance against the pre-set strategic goals and objectives described above warranted an individual performance modifier of 145%, which, when applied to our strong 2018 corporate financial performance, resulted in an annual incentive award of $6,177,000. However, given the performance of our stock and the Committee's desire to ensure that our overall executive compensation program maintains unambiguous shareholder alignment, the Committee applied negative discretion and reduced his AIP award by over 50% from $6,177,000 down to $3,000,000.

Executive	Target Annual Incentive ($)	Financial Performance	Individual Performance Modifier	2018 Incentive Award Under Plan	Negative Discretion	Final 2018 Incentive Award	2018 Incentive Award as % of Target

Brenton L. Saunders	$3,000,000	142%	145%	$6,177,000	($3,177,000)	$3,000,000	100%

2018 Individual Goals and Performance of our Other NEOs

In consultation with the Compensation Committee, our CEO assigned specific individual performance goals for 2018 to our other NEOs that were tailored to the scope and nature of their responsibilities. Our CEO then reviewed with the Compensation Committee the performance of each of our NEOs (other than himself) on the basis of these specific objectives and other factors and made recommendations to the Compensation Committee on final award amounts.

Mr. Meury

Mr. Meury's award reflects the Company's exceptional commercial performance during 2018, which included the following achievements:

•
Delivered total revenue of $15.8 billion, with over $1 billion in new revenue from key brands, including Botox®, Vraylar®, Juvéderm®, Lo Loestrin®, CoolSculpting®, Linzess® and Alloderm.

•
Achieved durable growth in the Core Business (+8.3% versus 2017, excluding the impact of foreign exchange), with sales for the majority of our top products increasing versus 2017 and seven products achieving double-digit growth rates.

•
Restructured commercial operations to achieve targeted cost savings of approximately $300 million.

•
Kept commercial teams focused on delivering sales from Restasis® despite the pending LOE and managing the decline in Restasis® sales throughout the year.

•
Continued to build a top-tier commercial operation, with key internal promotions and external talent acquisitions globally, and expansion of the medical aesthetics operation and CNS sales team.

•
Launched key consumer-focused medical aesthetics innovation initiatives including Spotlyte and hosted successful medical aesthetics events globally.

Dr. Nicholson

Dr. Nicholson's award reflects solid R&D performance during 2018, which included the following achievements:

•
Achieved 29 major milestones that are helping to drive the value of our R&D pipeline, including significant submissions, receipt of positive top line results in several projects and multiple phase 3 initiations.

•
Received approvals for 11 major pharmaceutical and device dossiers and submitted 10 major pharma & device dossiers.

•
Institutionalized patient centricity within R&D and developed patient engagement strategy.

•
Strengthened talent pipeline with key external hires and realignment of internal teams to elevate therapeutic area focus and enhance our external presence.

62

COMPENSATION DISCUSSION AND ANALYSIS
•
Established presence in Cambridge, Massachusetts to more easily interact and engage with early stage research and development activities and start-ups.

•
Integrated new acquisitions into Allergan's R&D operational structures, systems, and processes within 3 months of closing.

Mr. Walsh

Mr. Walsh's award reflects solid performance during 2018, which included the following achievements:

•
Successfully deployed $670 million of asset sale proceeds to a pre-planned, optimized ratio of share repurchases and debt reduction.

•
Developed a capital allocation plan that delivers 2.5x net leverage ratio by the end of 2020.

•
Oversaw $6.2 billion of debt reduction, including $3.4 billion through open-market purchases below par, which saved Allergan ~$50 million in foregone purchase premiums and expenses.

•
Completed €1.7 billion refinancing to fully hedge our €-based asset, which resulted in annual interest expense savings.

•
Developed and implemented a strategy and process for deployment of additional Restasis® revenue.

•
Secured key external hires and developed internal high performers.

•
Improved financial operations by shortening the corporate financial close timing by 25% and implementing a new Treasury system.

Mr. Bailey

Mr. Bailey's award reflects solid performance during 2018, which included the following achievements:

•
Achieved successful settlement and defense of commercial and intellectual property litigation.

•
Supported the Board's strategic review process and key divestiture and acquisition activities.

•
Led key brand protection and regulatory initiatives.

•
Managed and coordinated Board refreshment efforts and onboarding including director education.

•
Invested in development of internal talent pipeline and secured key external hires.

Other NEO Award Determinations

Based on corporate performance and the individual performance of each NEO, the amount payable to each of the NEOs under the 2018 Annual Incentive Plan was determined as follows:

Executive	Target Annual Incentive ($)		Financial Performance	Individual Performance	2018 Incentive Award	2018 Incentive Award as % of Target

William Meury	$1,000,000		142%	148%	$2,101,600	210%
C. David Nicholson, PhD	$1,000,000		142%	115%	$1,633,000	163%
Matthew M. Walsh	$709,726	*	142%	135%	$1,360,545	192%
A. Robert D. Bailey	$775,000		142%	137%	$1,507,685	195%

*
Mr. Walsh's target annual incentive award was prorated to reflect the portion of the year between his date of hire (February 20, 2018) and December 31, 2018.

63	2019 ANNUAL PROXY STATEMENT

Long-Term Incentives

The Compensation Committee believes that long-term equity-based incentive awards provide a valuable tool for aligning the interests of management with our shareholders and focusing management's attention on our long-term growth. In addition, the Compensation Committee believes that equity-based awards are essential to attract and retain the talented professionals and managers needed for our continued success. Additionally, unlike several of our industry peers, Allergan does not provide a defined-benefit pension program. As such, we view our long-term incentive program as a valuable driver of retention and opportunity for long-term wealth accumulation while still being variable and aligned with shareholders.

The Company currently maintains the shareholder approved Amended and Restated 2013 Incentive Award Plan of Allergan plc (the "2013 IAP") and the Amended and Restated Allergan, Inc. 2011 Incentive Award Plan (the "Legacy Allergan Plan"). Shares available for issuance under the Legacy Allergan Plan may also be used to settle awards granted under the 2013 IAP, subject to certain limitations.

Our long-term incentives were designed to permit us to pay compensation that could qualify for the performance-based exception under Section 162(m) although we reserved the right to pay compensation that did not qualify as "performance-based" to support the Company's business strategy. See "Tax Deductibility of Compensation" on page 68 for further information regarding Section 162(m) and changes to its application as a result of tax reform. The Compensation Committee continues to assess the impact of Section 162(m) on our compensation programs and intends to attempt to fit within the transition rule for compensation awarded prior to the effective date of the rule, to the extent that the Compensation Committee determines that to be practical and in the interest of the Company, including with respect to the 2018 and 2019 equity awards that were granted in 2017.

Long-Term Incentive Program

2018-2019 PSUs and RSUs

In 2017, our Compensation Committee adopted a new long-term incentive program ("LTI") for 2018-2019 LTI awards and granted performance share units ("PSUs") and restricted stock units ("RSUs") to the NEOs in an amount representing two years of target equity award values. When we conduct the next review of our LTI design and strategy in 2019 for our 2020 LTI awards, we will assess whether a more traditional annual grant approach is appropriate given our business strategy. The awards granted in 2017 require a 5-year period for full vesting, which further incentivizes durable shareholder value creation.

*
While no new equity grants were made to these NEOs (other than Mr. Walsh) in 2018, pursuant to applicable SEC disclosure requirements, the Summary Compensation Table includes an accounting expense related to the 2018 R&D milestone portion of the April 3, 2017 grants given that the R&D milestones are established annually by the Compensation Committee in consultation with the Quality and Innovation Committee of the Board of Directors.

64

COMPENSATION DISCUSSION AND ANALYSIS

Completion of Performance Period for 2015 Transformation Incentive Plan Awards (Allergan Acquisition)

In connection with the closing of the Allergan Acquisition (which occurred on March 17, 2015), members of our management team, including each of the NEOs, were granted transaction related performance-based awards pursuant to the terms of our 2013 IAP. The performance period for the 2015 Transformation Incentive Plan concluded on December 31, 2018. The awards were subject to vesting based upon achievement of relative total shareholder return goals during the 45-month performance period (March 17, 2015 through December 31, 2018). Allergan achieved a 28th percentile ranking for our total shareholder return performance relative to peers, resulting in a 0% payout for the participants.

65	2019 ANNUAL PROXY STATEMENT

Employee and Other Benefits

Our NEOs are eligible to participate in a variety of retirement, health, insurance and welfare and paid time off benefits similar to, and on the same basis as, our other salaried, U.S.-based employees. Additionally, we provide our NEOs, along with our other executives, with a limited number of personal benefits that we believe have a business purpose and are reasonable and consistent with our overall compensation program and better enable us to attract and retain superior employees for key positions. The primary purpose of these additional benefits is to allow our executives to focus greater attention to important Company endeavors by helping them work more efficiently, minimizing distractions, and ensuring their safety and security. These benefits include:

•
Reimbursement of financial counseling and tax preparation up to a maximum of $10,000 per year. We believe that it is important for executives to have professional assistance with managing their total compensation so that they can focus their full attention on growing and managing the business.

•
Limited personal use of Company aircraft and Company cars. We believe that these benefits provide a more secure travel environment for executives and allow them to devote additional time to Company business. To ensure his safety and security, Mr. Saunders is required by our Board of Directors to use the Company aircraft for all business and personal travel. Mr. Saunders is required to reimburse the Company to the extent the incremental cost of any personal travel exceeds $200,000 in any calendar year. Additionally, Mr. Saunders is provided with access to a dedicated Company car and driver.

All taxes payable on the value of the benefits described above are borne by the recipient of such benefits.

Other Compensation Practices

Share Ownership Guidelines

Share ownership requirements support our strong ownership and entrepreneurial culture and ensure alignment of our senior management team with our shareholders over the longer term. We maintain a formal share ownership policy, under which our CEO and other senior executives are required to acquire and hold Allergan shares in an amount representing a multiple of base salary as set forth below:

Role	Requirements

Chief Executive Officer	6 × base salary

Other NEOs	4 × base salary

Under our share ownership policy, shares counted toward the ownership requirements include: (i) vested ordinary shares held of record or in a brokerage account by the individual or his or her spouse; and (ii) vested unexercised stock options. Executives are required to retain in stock 100% of the after-tax net proceeds associated with stock option exercises and/or PSU and RSU distributions until the designated multiple of base salary is reached.

Messrs. Saunders, Meury and Bailey are in compliance with the share ownership guidelines, with Mr. Saunders holding 49x his base salary and Messrs. Meury and Bailey holding 31x and 19x their base salaries, respectively. Dr. Nicholson previously reached the share ownership requirement but is currently below the requirement due to the recent share price decline. Mr. Walsh began employment in 2018 and is currently below the stock ownership guidelines. Both Dr. Nicholson and Mr. Walsh are required to retain in stock 100% of the after-tax net proceeds associated with PSU and RSU distributions until they reach 4x base salary. Mr. Saunders has purchased Company shares in the open market and has never sold shares (other than for tax or option exercise price withholding).

66

COMPENSATION DISCUSSION AND ANALYSIS

The following table sets forth the stock ownership guidelines and current holdings for our NEOs as of December 31, 2018.

Prohibitions on Hedging and Pledging of Our Shares

Our global securities trading policy prohibits any NEO or any other officer or employee subject to its terms from entering into short sales or derivative transactions to hedge their economic exposure to our shares. In addition, these officers and employees are prohibited from pledging our shares as security for any loan.

Clawback Policies; Recoupment of Incentive Compensation

Pursuant to Mr. Saunders' employment agreement with the Company, all equity awards (including any proceeds, gains or other economic benefit actually or constructively received upon any receipt or exercise of any equity award or upon the receipt or resale of any shares of the Company underlying an equity award) will be subject to the provisions of any clawback policy implemented by the Company, including, without limitation, any clawback policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such clawback policy and/or in the applicable equity award.

In addition to the clawback provision in Mr. Saunders' employment agreement, our Annual Incentive Plan also provides that the Compensation Committee has the discretion to require a participant to repay the income, if any, derived from an award under the plan in the event of a restatement of the Company's financial results within three years after payment of such award to correct a material error that is determined by the Compensation Committee to be the result of fraud or intentional misconduct.

These clawback policies help ensure that incentive compensation is payable only if the applicable underlying performance goals are met, consistent with our pay-for-performance philosophy.

Risk Assessment

The Compensation Committee, with the assistance of senior management, the Compensation Committee's independent compensation consultant and management's outside compensation consultant, periodically reviews the elements of our compensation programs to determine whether they encourage excessive risk taking. We recently performed a formal assessment of our global compensation programs, including our executive compensation and global sales incentive compensation programs and policies, and the results were reviewed with the Compensation Committee.

67	2019 ANNUAL PROXY STATEMENT

The assessment reaffirmed our belief that our compensation programs and policies are structured and operated in a manner that does not create risks that are reasonably likely to have a material adverse effect on our business. Among other items, we cite the following design elements in our executive compensation program that discourage excessive risk taking:

Committee Oversight: The Compensation Committee makes all compensation decisions regarding senior management, including our NEOs, and has retained an independent compensation consultant that provides no services to the Company or management.	Appropriate Use of Discretion: To reduce the tendency of formulae and other objective financial performance measures to encourage short-term or excessive risk-taking, compensation decisions are not based solely on the Company's financial performance, but also on subjective considerations that account for non-financial performance and judgment.

Performance Goals: A significant portion of executives' compensation is tied to the achievement of a variety of longer-term performance goals and sustained stock price performance, intended to encourage a long-term perspective and discourage short-term risk taking. Goals are appropriately set to be sufficiently challenging but also reasonably achievable with strong performance.	Clawbacks: The Company has clawback provisions that give the Compensation Committee the discretion to reduce the incentive amounts payable to our NEOs based on factors determined to be appropriate, including the achievement of performance goals applied under our Company-wide AIP, as described on page 67.

Stock Ownership Guidelines: The Company has robust stock ownership guidelines to further align the interests of our executives with shareholders and ensure a longer-term focus, as described on pages 66-67.	Payout Caps: The design of our short- and long-term incentives include payout caps that reduce incentives that may encourage short-term business decisions.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code, as amended in 2017 by the Tax Cuts and Jobs Act, restricts deductibility for federal income tax purposes of annual individual compensation in excess of $1 million to the NEOs, effective for tax years beginning after 2017, subject to a transition rule for written binding contracts which were in effect on November 2, 2017, and which were not modified in any material respect on or after such date. In the past, Section 162(m)'s deductibility limitation was subject to an exception for compensation that qualified as "performance-based". Our compensation programs were designed to permit us to pay compensation that could qualify for the performance-based exception, although we reserved the right to pay compensation that did not qualify as "performance-based" to support the Company's business strategy. While the Compensation Committee has considered the deductibility of compensation as a factor in making compensation decisions, it has retained the flexibility to provide compensation that is consistent with the Company's goals for its executive compensation program, even if such compensation would not be fully tax-deductible.

The Compensation Committee is continuing to assess the impact of Section 162(m) of the Code, as amended, on our compensation programs. The Company intends to attempt to fit within the transition rule referred to above, if applicable, for compensation awarded prior to the effective date of the rule, to the extent that the Compensation Committee determines that to be practical and in the interest of the Company, including with respect to the 2018 and 2019 equity awards that were granted in 2017. Despite the change in law, the Compensation Committee intends to continue to implement compensation programs that it believes are competitive and in the best interests of the Company and its shareholders. Accordingly, the Compensation Committee may approve amendments to compensatory arrangements or approve new compensatory arrangements that exceed the current limits of Section 162(m) of the Code, which may not be deductible.

68

COMPENSATION DISCUSSION AND ANALYSIS

CEO Pay Relative to Median Pay of Our Employees

The compensation for our CEO in 2018 ($6,624,473) as disclosed in the 2018 Summary Compensation Table) was approximately 74 times the annual "total compensation", as defined by Item 402(u) of Regulation S-K, of our median employee ($89,976). Total compensation includes base salary, incentive compensation, equity awards and certain other retirement and health and welfare benefits and other perquisites and allowances. Our CEO to median employee pay ratio is calculated in accordance with Item 402(u) of Regulation S-K and represents a reasonable estimate calculated in accordance with SEC regulations and guidance.

We identified the median employee by examining the 2018 total target cash compensation for all individuals, excluding our CEO, who were employed by us on December 31, 2018. We included all employees, whether employed on a full-time, part-time, or seasonal basis. We did not make any assumptions, adjustments, or estimates with respect to total target cash compensation. Compensation was annualized for any full-time employees that were not employed by us for all of 2018. Compensation that is stated in non-US dollars was converted to US dollars using the conversion rate on November 30, 2018 for all individuals employed at that date and using the conversion rate on December 31, 2018 for those who were not employed as of November 30, 2018. After identifying the median employee based on total target cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our Named Executive Officers as set forth in the 2018 Summary Compensation Table.

69	2019 ANNUAL PROXY STATEMENT

Compensation Committee Report

The Compensation Committee of Allergan plc has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

THE COMPENSATION COMMITTEE
Catherine M. Klema, Chair Joseph H. Boccuzi Christopher W. Bodine Christopher J. Coughlin Thomas C. Freyman Peter J. McDonnell, M.D.

70

2018 Compensation Tables

Summary Compensation Table

The following table sets forth certain information regarding the annual and long-term compensation for services rendered to the Company in all capacities with respect to the fiscal years ended December 31, 2016, December 31, 2017 and December 31, 2018 of our NEOs:

Name and Principal Position	Year	Salary[1] ($)	Bonus[2] ($)	Stock Awards[3] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation[4] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings[5] ($)	All Other Compensation[6] ($)	Total ($)

Brenton L. Saunders	2018	$1,300,000	—	$2,143,395	—	$3,000,000	—	$181,078	$6,624,473
Chairman, President &	2017	1,232,822		22,682,025		8,752,500	249	160,030	32,827,626
Chief Executive Officer	2016	1,023,425				2,940,000	2,035	173,568	4,139,028

Matthew M. Walsh	2018	$673,846	$700,000	$7,807,519	—	$1,360,545	—	—	$10,541,910
Chief Financial Officer

William Meury	2018	$900,000	—	$676,926	—	$2,101,600	—	$32,431	$3,710,957
Chief Commercial Officer	2017	873,973		7,162,716		3,022,500		23,815	11,083,004
	2016	742,380				902,000		41,671	1,686,051

C. David Nicholson, PhD	2018	$900,000	—	$676,926	—	$1,633,000	—	$53,818	$3,263,744
Chief R&D Officer	2017	837,158		7,162,716		3,022,500	5	30,387	11,052,765

A. Robert D. Bailey	2018	$775,000	—	$451,233	—	$1,507,685	—	$66,762	$2,800,680
Chief Legal Officer &
Corporate Secretary

Maria Teresa Hilado	2018	$224,615	$1,800,000	$483,562	—	—	—	$205,965	$2,714,142
Former Chief Financial Officer	2017	760,993		5,066,319		2,366,250	335	2,567,686	10,761,583
	2016	639,640				580,663	3,161	37,588	1,261,052

(1)
Salary includes annual salary and any salary earned but deferred, as applicable, under the Company's deferred compensation plans.
(2)
For Mr. Walsh, represents the payment of a sign-on award in connection with his hiring on February 20, 2018. For Ms. Hilado, represents a cash retention award paid in April 2018.
(3)
For our Named Executive Officers other than Mr. Walsh, the amounts shown in this column represent the aggregate grant date fair value of the 2018 R&D portion of the performance share units granted on April 4, 2017 to our Named Executive Officers. These values represent the accounting expense for awards granted during 2017, and these Named Executive Officers did not receive any additional equity grants during 2018. For Mr. Walsh, the amounts shown in this column represent the aggregate grant date fair value of his performance share units and restricted stock units granted on February 20, 2018, in each case computed in accordance with FASB ASC Topic 718. These amounts do not represent the actual value realized by the Named Executive Officers during the respective year. The maximum possible value of the portion of the performance share unit awards that relate to the 2018 R&D goals that were established in 2018 on the date the goals were established, assuming achievement at the highest performance level for the R&D goals, was as follows: $4,286,789 for Mr. Saunders, $11,415,288 for Mr. Walsh, $1,353,852 for Messrs. Meury and Nicholson, $902,466 for Mr. Bailey, and $967,124 for Ms. Hilado. For discussion of the assumptions used in these valuations, see Share-Based Compensation in Note 9 to the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2018. For additional discussion of our long-term incentive program, see "Long-Term Incentives" on pages 64-65 of the Compensation Discussion and Analysis.
(4)
For 2018, represents payment under our AIP for the 2018 performance year. For additional detail on our annual incentive plan, see "Annual Incentive Awards" on pages 57-63 of the Compensation Discussion and Analysis. For 2017 and 2016, represents payment under our AIP for the 2017 and 2016 performance years. For 2017, also includes payment of a portion of the Merger Success Awards.
(5)
For 2016 and 2017, represents above-market interest earned by our Named Executive Officers on their non-qualified deferred compensation account balances. For 2018, the interest earned was not considered above-market for purposes of reporting under the instructions for this table. For additional detail regarding our non-qualified deferred compensation plans, see the tables and text under "2018 Nonqualified Deferred Compensation" on page 76.

71	2019 ANNUAL PROXY STATEMENT

(6)
All Other Compensation for 2018 consisted of Company matches under our qualified and non-qualified savings plans and other perquisites as follows:

Name	Company Aircraft[1] ($)	Car and Driver[2] ($)	Savings Plan Company Matching Contributions ($)	Financial Planning Reimbursement ($)	Consulting Fees[3] ($)	Total Other Compensation ($)

Brenton L. Saunders	80,946	3,212	86,919	10,000		181,078
Matthew M. Walsh
William Meury	546	1,185	20,700	10,000		32,431
C. David Nicholson, PhD			50,818	3,000		53,818
A. Robert D. Bailey	18,192	105	47,165	1,300		66,762

Maria Teresa Hilado		893	51,072	10,000	144,000	205,965

(1)
Amounts represent the incremental costs to us associated with the executive's personal use of our aircraft. Incremental costs include fuel costs, landing and parking fees, per hour accruals for maintenance service plans, passenger catering and ground transportation, crew travel expenses and other trip-related variable costs (including fees for contract crew members and the use of our fractional jet interest). Because our aircraft are used primarily for business travel, incremental costs exclude fixed costs that do not change based on usage, such as pilots' salaries, aircraft purchase or lease costs, fractional jet interest management fees, home-base hangar costs and certain maintenance fees.
(2)
The incremental cost for the Company car and driver for commuting and nonbusiness events is calculated by multiplying the variable rate by the applicable miles driven. The variable rate includes a driver's overtime compensation (if any), plus a cost per mile calculation based on fuel and maintenance expense. Because Company car and drivers are used primarily for business travel, incremental costs exclude fixed costs that do not change based on usage such as drivers' salaries and vehicle purchase or lease cost. For instances where a car service is used, the incremental cost to the company is the actual fees paid for such service.
(3)
Amount represents consulting fees paid to Ms. Hilado during 2018 following her separation from the company.

72

2018 COMPENSATION TABLES

2018 Grants of Plan-Based Awards

The following table provides information about non-equity awards granted to our NEOs for 2018:

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock and

Name	Award Type	Grant Date	Date of Committee Action	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)	Underlying Options (#)	Option Awards ($/ sh)	Option Awards ($)

Brenton L. Saunders	Non-Equity Incentive Plan Award[1]	3/7/2018	3/7/2018	750,000	3,000,000	6,750,000
	Performance Share Units[2]	3/7/2018	3/28/2017				0	13,989	27,978				2,143,395

Matthew M. Walsh	Non-Equity Incentive Plan Award[1]	3/7/2018	3/7/2018	177,432	709,726	1,596,884
	Performance Share Units[3]	2/20/2018	1/14/2018				0	18,681	37,361				4,992,081
	Performance Share Units[2]	3/7/2018	3/7/2018				0	4,670	9,340				715,563
	Restricted Share Units[4]	2/20/2018	2/20/2018							9,340			1,499,911
	Restricted Share Units[5]	2/20/2018	2/20/2018							13,076			2,099,875

William Meury	Non-Equity Incentive Plan Award[1]	3/7/2018	3/7/2018	250,000	1,000,000	2,250,000
	Performance Share Units[2]	3/7/2018	3/28/2017				0	4,418	8,836				676,926

C. David Nicholson, PhD	Non-Equity Incentive Plan Award[1]	3/7/2018	3/7/2018	250,000	1,000,000	2,250,000
	Performance Share Units[2]	3/7/2018	3/28/2017				0	4,418	8,836				676,926

A. Robert D. Bailey	Non-Equity Incentive Plan Award[1]	3/7/2018	3/7/2018	193,750	775,000	1,743,750
	Performance Share Units[2]	3/7/2018	3/28/2017				0	2,945	5,890				451,233

Maria Teresa Hilado	Non-Equity Incentive Plan Award[1]	3/7/2018	3/7/2018	206,250	825,000	1,856,250
	Performance Share Units[2]	3/7/2018	3/28/2017				0	3,156	6,312				483,562

(1)
Amounts represent threshold, target and maximum award opportunities under the 2018 AIP. The actual amounts earned by each NEO are set forth in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table. For a discussion of the 2018 AIP, see "Annual Incentive Awards" on pages 57-63 of the Compensation Discussion and Analysis.
(2)
Represents the grant date fair value, computed in accordance with FASB ASC Topic 718, of one-sixth of the performance share unit grant ("PSUs") awarded in 2017, for which a R&D performance goal for 2018 was established during 2018. For our NEOs, other than Mr. Walsh, the grant date fair value relates to the PSUs awarded in 2017, and these executives did not receive any additional equity grants during 2018. Mr. Walsh received his PSU grant in 2018 in connection with his hiring. The payout of PSUs awarded in 2017 (or 2018, for Mr. Walsh) can range from 0% to a maximum of 200% of target, depending on the level of achievement of the applicable performance goals. Earned PSUs vest 50% on each of December 31, 2020 and 2021. For more information on the PSUs, see pages 64-65 of the Compensation Discussion & Analysis of this proxy statement.
(3)
Represents the grant date fair value of 50% of Mr. Walsh's 2018 PSU grant which is based on relative total shareholder return performance and one-sixth of his PSU grant for which an R&D performance goal was established during 2017. The Committee approved Mr. Walsh's compensation arrangements on January 14, 2018, and the awards were granted on his first day of employment, February 20, 2018.
(4)
9,340 restricted stock units vest in five equal annual installments, beginning on the first anniversary of the grant date.
(5)
13,076 restricted stock units vest in four equal annual installments, beginning on the first anniversary of the grant date.

73	2019 ANNUAL PROXY STATEMENT

2018 Outstanding Equity Awards at Fiscal Year-End

The following sets forth the outstanding equity awards for our NEOs at December 31, 2018:

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options - Exercisable #	Number of Securities Underlying Unexercised Options - Unexercisable #		Option Exercise Price $	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Shares or Units That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Shares or Units That Have Not Vested ($)

Brenton L. Saunders	83,720	20,931	[1]	$224.00	7/1/24	22,383	[2]	$2,991,712	83,936	[5]	$11,218,886
	63,566			$196.16	5/12/24	16,865	[3]	2,254,176
	225,748			$91.13	9/30/23
	2,790			$90.22	8/14/23
	3,691			$73.14	8/22/22
	9,446			$70.79	8/22/21

Matthew M. Walsh						9,340	[3]	$1,248,384	28,021	[5]	$3,745,287
						13,076	[4]	1,747,738

William Meury	15,422	3,856	[1]	$224.00	7/1/24	7,068	[2]	$944,709	26,506	[5]	$3,542,792
	12,813			$196.16	5/12/24	3,107	[3]	415,282
	22,867			$80.20	5/20/23
	11,476			$72.07	5/6/22
	16,082			$63.51	12/4/21

C. David Nicholson, PhD	13,604	3,402	[1]	$215.77	8/4/24	2,091	[2]	$279,483	26,506	[5]	$3,542,792
						7,068	[3]	944,709

A. Robert D. Bailey	13,219	3,305	[1]	$224.00	7/1/24	4,712	[2]	$629,806	17,670	[5]	$2,361,772
	12,813			$196.16	5/12/24	2,664	[3]	356,070
	13,602			$161.66	11/11/23

Maria Teresa Hilado	1,357			$265.57	12/8/24	1,262	[2]	$168,679	18,933	[5]	$2,530,585
						2,373	[3]	317,175

(1)
Represents options granted on July 1, 2014 (other than Dr. Nicholson, whose grant was made on August 4, 2014), which vest ratably 20% per year on each anniversary of the grant date in 2015 through 2019.
(2)
Represents the portion of the performance share units granted on July 1, 2014 (other than Ms. Hilado, whose grant was made December 8, 2014, and Dr. Nicholson, whose grants were made on August 4, 2014 and December 31, 2014), which were vested based on achievement of the performance objectives (vested at 44% of target). Following the performance period ending September 1, 2017, these units remained subject to time-vesting, and vest 33% per year on December 31 of 2017, 2018 and 2019. The number reported is the remaining 33% of the units that remain subject to time-vesting and the value reported reflects the value of these unvested units multiplied by our closing share price on December 31, 2018.
(3)
Represents restricted stock units granted on April 3, 2017 (other than Mr. Walsh, whose grant was made February 20, 2018), which vest ratably 20% per year on each anniversary of the grant date.
(4)
Represents restricted stock units granted on February 20, 2018, which vest ratably 25% per year on each anniversary of the grant date.
(5)
Represents the target number of performance share units granted on April 3, 2017 (other than Mr. Walsh, whose grant was made February 20, 2018), which are not yet earned, with the number of units eligible to vest based 50% on our relative total shareholder return between January 1, 2017 and December 31, 2019 and 50% on our achievement of R&D goals. Units remain subject to time-vesting thereafter, and vest 50% per year on December 31 of 2020 and 2021. The value reported is the target number of units granted multiplied by our closing share price on December 31, 2018.

74

2018 COMPENSATION TABLES

2018 Option Exercises and Stock Vested

The following table sets forth certain information with respect to vesting of stock awards and exercise of stock options during the fiscal year ended December 31, 2018 for our NEOs.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise[1] (#)	Value Realized on Exercise[2] ($)	Number of Shares Acquired on Vesting[3] (#)	Value Realized on Vesting[4] ($)

Brenton L. Saunders			22,462	3,239,168
Matthew M. Walsh
William Meury	44,865	4,057,864	4,874	720,059
C. David Nicholson, PhD			3,859	581,551
A. Robert D. Bailey			3,841	560,778

Maria Teresa Hilado			4,086	691,513

(1)
Shares acquired on exercise are presented on a pre-tax basis.
(2)
Represents the difference between the market price of our ordinary shares at the time of exercise and the option strike price multiplied by the number of options that were exercised.
(3)
Shares acquired on vesting are presented on a pre-tax basis.
(4)
Represents the closing market price of our ordinary shares on the date of vesting (or date immediately prior that was a trading day) multiplied by the number of shares that have vested, plus the value of any accrued dividends paid in connection with the units vesting.

75	2019 ANNUAL PROXY STATEMENT

2018 Nonqualified Deferred Compensation

The following table sets forth the executive contributions, employer matching contributions, earnings, withdrawals/distributions and account balances, where applicable, for certain of our NEOs in the Executive Deferred Savings Plan (the "Executive Deferred Compensation Plan"), an unfunded, unsecured deferred compensation plan:

Name	Executive Contributions in Last FY1 ($)	Registrant Contributions in Last FY2 ($)	Aggregate Earnings in Last FY3 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE[4] ($)

Brenton L. Saunders	170,100	66,219	20,523		746,904
Matthew M. Walsh
William Meury
C. David Nicholson, PhD	96,900	26,518	3,648		160,826
A. Robert D. Bailey	43,943	22,865	2,482	26,877	98,719

Maria Teresa Hilado	216,563	26,772	27,397	201,610	810,503

(1)
Executive contributions include salary contributions for 2018 and additional deferrals related a portion of 2017 AIP bonus awards paid in 2018. Any contributions are also reported in the "Salary" column for 2018 or the "Non-Equity Incentive Plan Compensation" column for 2017 in the Summary Compensation Table on page 71. Included in the amounts above representing AIP bonus awards earned in 2017 but paid in 2018 were $170,100 for Mr. Saunders, $60,900 for Dr. Nicholson, $43,943 for Mr. Bailey and $216,563 for Ms. Hilado.
(2)
This column represents company matching contributions to the non-qualified deferred compensation plan in 2018. All Registrant contributions are reported in the "All Other Compensation" column of the Summary Compensation Table on page 71.
(3)
This column represents deemed investment earnings at the guaranteed fixed interest rate for 2018. No other investment alternatives for amounts deferred or credited are offered under the non-qualified deferred compensation plan.
(4)
This column reflects balances as of December 31, 2018 and includes deferred compensation earned in prior years, which was disclosed as either "Salary" or "Non-Equity Incentive Plan Awards" in the Summary Compensation Table of prior proxy statements.

Pursuant to the Executive Deferred Compensation Plan, eligible employees may defer up to 80% of their salary and up to 100% of their annual cash incentive award, if any. The Company did not make any matching contributions for 2018. All contributions are 100% vested. All contributions to the Executive Deferred Compensation Plan have a guaranteed fixed interest rate of return. This guaranteed rate is adjusted annually and was 3% for 2018.

Assets in the Executive Deferred Compensation Plan are distributed either (i) at separation of service as a result of retirement, disability, termination or death; or (ii) on a designated date elected by the participant. The Executive Deferred Compensation Plan requires participants to make an annual distribution election with respect to the money to be deferred in the next calendar year. If a participant so elects, deferrals made in one year may be distributed as soon as the next year following the deferral election. Participants may elect to receive a distribution as a lump-sum cash payment or in installment payments paid over two to 15 years, or two to 10 years for contributions after January 1, 2015, as the participant elects. Incentive award deferrals are credited to a participant's account the year following the year in which the incentive is earned. As a result, incentive award deferrals may not be distributed until the year following the year in which the incentive is paid to a participant and credited to his or her account. Per regulatory requirements, participants may not accelerate distributions from the Executive Deferred Compensation Plan.

76

Potential Payments Upon Termination or Change in Control

Brenton L. Saunders

Pursuant to the terms of his employment agreement, Mr. Saunders will be entitled to the following payments and benefits in the event of a termination by the Company without Cause or by Mr. Saunders for Good Reason at any time after July 1, 2017 and until the end of the agreement term (December 31, 2019):

•
a lump sum cash payment equal to two times the sum of (A) Mr. Saunders' then-current annual base salary and (B) Mr. Saunders' target bonus amount; and

•
continued group health benefits for Mr. Saunders and his dependents for up to 24 months following termination.

In the event that Mr. Saunders' employment terminates without Cause or he resigns for Good Reason at any time after July 1, 2017 and until the end of the agreement term (December 31, 2019), and if the termination occurs within 90 days prior to or 12 months following a change in control (as defined in the employment agreement), he will be entitled to the same payments and benefits as in the non-change in control context (as described above), except that (i) the lump sum cash payment will equal three times (instead of two times) the sum of Mr. Saunders' then-current annual base salary and target bonus amount, and (ii) continued group health benefits will be provided for up to 36 months (instead of up to 24 months) following termination.

If the Company elects not to continue Mr. Saunders' employment with the Company at the conclusion of the agreement term or any time thereafter on substantially the same terms in effect at the expiration of the employment agreement or on other mutually agreeable terms, then Mr. Saunders will be entitled to the same payments and benefits as in the non-change in control context (as described above), as well as any accrued compensation obligations to Mr. Saunders through his termination date, including a pro-rated bonus for the year of termination.

If, at the expiration of Mr. Saunders' employment agreement, Mr. Saunders retires from the Company or does not agree to enter into a new employment agreement or an amendment to the existing agreement extending his employment for a period of at least three years on substantially the same terms as his existing agreement, Mr. Saunders will be entitled to any accrued compensation obligations through his termination date, including a pro-rated bonus for the year of termination.

Conditions to Payment

In order to receive his severance benefits, Mr. Saunders is required to execute a release of claims against the Company and comply with certain restrictive covenants included in his employment agreement consisting of (i) limitations on soliciting or interfering with the Company's employees, customers, suppliers, licensees, or other business associates for a one year period following the executive's termination of employment; (ii) restrictions on competing with Allergan for a one year period following termination; and (iii) non-disparagement and cooperation covenants effective for 24 months following termination. In the event that Mr. Saunders incurs a termination of employment that does not entitle him to severance, the Company may elect to pay the executive a lump sum cash amount equal to his then-current base salary and target bonus in exchange for the executive's agreement to comply with the non-competition restrictions described above.

Executive Severance Plan

On July 20, 2017, the Compensation Committee of the Board approved the Allergan plc 2017 Executive Severance Plan, which we refer to as the "Severance Plan". Each of our NEOs other than Mr. Saunders participates in the Severance Plan (each a "Participant"). The Severance Plan provides each Participant certain severance payments and benefits upon a termination for any reason, as well as additional severance payments and benefits if the Participant's employment is terminated (A) outside of the CIC Protection Period by the Company without Cause or (B) within the CIC Protection Period (i) by the Company without Cause or (ii) by the Participant with Good Reason.

The following is a summary of the termination and change in control provisions applicable to each of the Participants under the Severance Plan.

77	2019 ANNUAL PROXY STATEMENT

Termination for Any Reason

Under the terms of the Severance Plan, the Company will pay each Participant his or her Accrued Obligations, which are generally defined to include earned but unpaid base salary through the date of termination, unreimbursed business expenses and earned and accrued vacation pay, if applicable, to the extent not previously paid.

Termination Without Cause (Outside the CIC Protection Period)

In addition to payment of his or her Accrued Obligations, a Participant whose employment is terminated outside of the CIC Protection Period by the Company without Cause is also entitled to receive the following payments and benefits under the Severance Plan:

•
a lump sum payment equal to 1.5 multiplied by the sum of (A) the Participant's annual base salary and (B) the Participant's target annual incentive award for the fiscal year in which the termination occurs;

•
continued group health benefits (medical, dental and vision) for the Participant and the Participant's eligible dependents for a period of up to 24 months with the Participant paying active employee premium rates; and

•
outplacement services for up to 24 months.

A Participant's entitlement to continued group health benefits is subject to the terms and conditions of the Company's health program, including that eligibility will cease once the Participant becomes eligible to participate in Medicare. A Participant's receipt of these additional payments and benefits under the Severance Plan is conditioned upon the Participant's execution of an effective release of claims against the Company, which shall include non-competition, non-solicitation and other customary restrictive covenants.

Termination Within the CIC Period Without Cause or For Good Reason

In addition to those payments and benefits to which a Participant is entitled upon a termination of employment for any reason as described under Termination for Any Reason, a Participant whose employment is terminated within the CIC Protection Period either (i) by the Company without Cause or (ii) by the Participant for Good Reason is also entitled to receive the following payments and benefits under the Severance Plan:

•
a lump sum payment equal to 2.5 multiplied by the sum of (A) the Participant's annual base salary as of the termination date or, if greater, the Participant's annual base salary at the time of the first occurrence of a change in control within the two years preceding the termination date, and (B) the Participant's target annual incentive award for the fiscal year in which the termination occurs;

•
continued group health benefits (medical, dental and vision) for the Participant and the Participant's eligible dependents for a period of up to 30 months with the Participant paying active employee premium rates; and

•
outplacement services for up to 30 months.

A Participant's entitlement to continued group health benefits is subject to the terms and conditions of the Company's health program, including that eligibility will cease once the Participant becomes eligible to participate in Medicare.

Release of Claims/Participant Obligations

A Participant's receipt of payments and benefits under the Severance Plan is conditioned upon the Participant's execution of an effective release of claims against the Company, as well as compliance with non-competition, non-solicitation and other customary restrictive covenants.

No Tax Gross-Up

Participants are not entitled to receive a tax gross-up under the Severance Plan. Rather, any payment or benefit received by the Participant that would constitute a "parachute payment" within the meaning of Internal Revenue Code Section 280G will be reduced to the extent necessary so that no portion will be subject to any excise tax but only if, by reason of such reduction, the net after-tax benefit received by the Participant exceeds the net after-tax benefit that would be received by the Participant if no reduction was made.

78

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Offset/Reduction for other Payments and Benefits

Payments and benefits under the Severance Plan will be offset against any duplicative payments or benefits a Participant may be entitled to under any other severance plan, agreement, arrangement or program of the Company.

Other Benefits and Awards

The Severance Plan generally provides that any outstanding bonus awards, equity awards, and long-term incentive awards will be governed by the terms of the applicable plan and award agreement and not by the Severance Plan upon a Participant's termination of employment.

Outstanding Equity Awards

Pursuant to the terms of the 2013 IAP and Legacy Allergan Plan certain long-term incentive awards held by the Named Executive Officers will vest in full and, as applicable, become exercisable upon a "qualified termination" during the two year period following a change in control (each as defined in the applicable plan).

Separation Arrangement with Maria Teresa Hilado

On December 12, 2017, the Company and Ms. Hilado reached a definitive agreement on the terms of a separation agreement in connection with Ms. Hilado's departure from the Company as its Executive Vice President and Chief Financial Officer. In addition to her entitlements under the Executive Severance Plan as described above, in exchange for her continued employment with the Company through April 4, 2018, Ms. Hilado received a $1,800,000 retention payment, continued vesting of her outstanding RSU awards for 12 months following her date of termination, continued vesting of her Transformation Incentive Plan award, with payout, if any, based on actual performance under the terms of that award, immediate vesting of her outstanding nonqualified stock options with such stock options remaining exercisable for 24 months following her date of termination, and, in the event the Company had entered into a definitive agreement on or prior to December 31, 2018 that would constitute a "Change in Control" under the terms of the Severance Plan, and provided that such change in control is consummated, an additional cash payment equal to one times her base salary and annual target bonus. Ms. Hilado also received $16,000 per month in exchange for consulting services provided to the Company from her termination date through December 31, 2018.

As is the case in respect of payments and benefits under the Severance Plan, the additional payments and benefits under the separation arrangement were subject to Ms. Hilado's execution and non-revocation of a release of claims in favor of the Company and compliance with the terms of a 24-month non-competition provision.

Estimated Termination Payments

In accordance with the requirements of the rules of the SEC, the table below indicates the amount of compensation payable by the Company to each NEO upon certain types of termination of employment. The amounts assume that such termination was effective as of December 31, 2018, and thus exclude amounts earned through such date and are only estimates of the amounts that would actually be paid to such executives upon their termination.

The table does not include certain amounts that the NEOs are entitled to receive under certain plans or arrangements that do not discriminate in scope, terms or operation in favor of the Company's NEOs and that are generally available to all salaried employees. The table also does not include the accrued and vested accounts of the executives under the Company's non-qualified deferred compensation plan. These amounts are generally distributed to the Company's executives upon a termination of employment, regardless of the reason, in accordance with his or her election under the applicable plan. The accrued and vested amounts under the

79	2019 ANNUAL PROXY STATEMENT

non-qualified deferred compensation plan are set forth in the table under "2018 Nonqualified Deferred Compensation" on page 76.

Name and Principal Position	Cash Severance[1]	Health and Welfare Benefits[2]	Outplacement[3]	Restricted Stock[4]	Performance Shares[5]	Stock Options[6]	Total

Brenton L. Saunders
Good Reason or Without Cause	8,600,000	36,025	50,000	—	4,719,401	—	13,405,426
Qualifying Termination in Event of Change in Control	12,900,000	54,037	50,000	5,245,888	11,218,886	—	29,468,811

Matthew M. Walsh
Good Reason or Without Cause	2,437,500	33,553	50,000	—	1,936,393	—	4,457,446
Qualifying Termination in Event of Change in Control	4,062,500	41,942	50,000	2,996,123	3,745,287	—	10,895,851

William Meury
Good Reason or Without Cause	2,850,000	32,003	50,000	—	1,490,309	—	4,422,312
Qualifying Termination in Event of Change in Control	4,750,000	40,004	50,000	1,359,991	3,542,792	—	9,742,786

C. David Nicholson, PhD
Good Reason or Without Cause	2,850,000	14,690	50,000	—	1,490,309	—	4,404,999
Qualifying Termination in Event of Change in Control	4,750,000	17,587	50,000	1,224,192	3,542,792	—	9,584,571

A. Robert D. Bailey
Good Reason or Without Cause	2,325,000	32,165	50,000	—	993,628	—	3,400,793
Qualifying Termination in Event of Change in Control	3,875,000	40,206	50,000	985,876	2,361,772	—	7,312,855

(1)
See the above narrative disclosure for a description of the cash severance benefits payable to the NEOs.
(2)
See the above narrative disclosure for a description of the group health, insurance and welfare benefits payable to the NEOs.
(3)
See the above narrative disclosure for a description of the outplacement services provided to the NEOs. The amount disclosed represents the minimum cost to the Company under our program terms. The actual cost may vary depending on the actual services provided.
(4)
For all NEOs, all restricted stock units will accelerate upon a termination in connection with a change in control.
(5)
In the event of termination without a change in control, for all NEOs, represents the pro-rated value of the Performance Share Units granted on April 3, 2017 (or for Mr. Walsh, February 20, 2018), based on target performance (upon an actual termination without a change in control, payout is based on actual performance at the conclusion of the performance period). For all NEOs, in the event of termination in connection with a change in control, represents the target value of the Performance Share Units (upon an actual termination following a change in control, employees are entitled to the greater of (a) the award at target or (b) award based on performance to date).
(6)
For all NEOs, all stock options will accelerate upon termination in connection with a change in control (as of December 31, 2018, all unvested stock options are underwater).

Certain Definitions

Cause

For purposes of Mr. Saunders' employment agreement, "Cause" means that the Company has terminated Mr. Saunders because of (i) his refusal to perform or substantially perform his duties with the Company, other than due to periods of illness, injury or incapacity, or to follow the lawful instructions of the Board; (ii) his illegal conduct or gross misconduct; (iii) a material breach of his obligations under the employment agreement; (iv) a conviction of, or entry of a plea of guilty or nolo contendere with respect to, a felony or a crime involving moral turpitude; (v) a prohibition or restriction from performing any material portion of his duties by applicable law; or (vi) a willful breach of the material policies of the Company to which he is subject and which have been previously made available to him.

For purposes of the Severance Plan, "Cause" means (i) the employee's failure to perform his or her duties in any material respect (other than any such failure resulting from incapacity due to physical or mental illness); (ii) the employee's failure to comply with any valid and legal directive of the Board or the person to whom the employee reports; (iii) the willful misconduct or gross negligence by the employee that has caused or is reasonably expected to result in material injury to the Company's business, reputation or prospects; (iv) the engagement by the employee in illegal conduct or in any act of serious dishonesty which could reasonably be expected to result in material injury to the Company's business or reputation or which adversely affects the employee's ability to perform his or her duties; (v) the employee being indicted or convicted of (or having pled guilty or nolo contendere to) a felony or any crime involving moral turpitude, dishonesty, fraud, theft or financial impropriety; or (vi) a material violation by the employee of the Company's rules, policies or procedures. For any termination by

80

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

the Company for Cause that occurs after the occurrence of a Change in Control, termination of an employee's employment shall not be deemed to be for Cause unless and until the Company delivers to the employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the Board (after reasonable written notice is provided to the employee and the employee is given an opportunity, together with counsel, to be heard before the Board), finding that the employee has engaged in the conduct described in any of (i)–(vi) above.

Change in Control

For purposes of the Severance Plan, the 2013 IAP and Mr. Saunders' employment agreement, "Change in Control" generally means (i) the acquisition by any individual, entity or group of the beneficial ownership of more than fifty percent (50%) of the total fair market value of the Company's outstanding shares or the combined voting power of the Company's outstanding voting securities or during any 12-month period, of fifty percent (50%) or more of the Company's outstanding voting securities; (ii) the replacement of the majority of the Company's incumbent directors by individuals not approved by a majority of the Company's incumbent Board; or (iii) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, unless (a) the beneficial owners of the Company's outstanding ordinary shares and voting securities immediately prior to such transaction beneficially own more than fifty percent (50%) of the outstanding common shares and combined voting power of the resulting corporation, (b) no individual, entity or group beneficially owns more than fifty percent (50%) of the combined voting power of the resulting corporation except to the extent that such ownership existed prior to the transaction, and (c) a majority of the members of the board of directors of the resulting corporation were members of the Company's incumbent Board.

CIC Protection Period

For purposes of the Severance Plan, the "CIC Protection Period" means the period commencing on the 60th day prior to a change in control and ending on the second anniversary of such change in control.

Good Reason

For purposes of Mr. Saunders' employment agreement, "Good Reason" means that the executive has terminated his employment with the Company due to (i) a material diminution in his base salary; (ii) the assignment to him of duties that are materially inconsistent with his position, duties, or responsibilities; (iii) any change in the geographic location at which her performs his services to the Company outside of a 75-mile radius of the city limits of Parsippany, New Jersey; or (iv) any other material breach of his employment agreement.

For purposes of the Severance Plan, "Good Reason" means the occurrence of any of the following events, unless the employee has consented in writing thereto: (i) a material decrease in any of the employee's base salary, target bonus or long-term incentive opportunity; (ii) a material diminution in the employee's authority, duties or responsibilities (other than temporarily while the employee is physically or mentally incapacitated or as required by applicable law), including any assignment to the employee of any duties inconsistent in any material respect with the employee's position; (iii) a relocation of the employee's primary work location resulting in an increase in the employee's one-way commute by 50 miles or more; or (iv) the failure of the Company to obtain a successor's binding agreement expressly to assume and agree to fully perform the Company's obligations under the Severance Plan.

Qualifying Termination

For purposes of the 2013 IAP, "Qualified Termination" means (i) a termination by the Company of a holder's employment with the Company or any of its subsidiaries for any reason other than the holder's death, disability, willful misconduct or activity deemed detrimental to the interests of the Company; or (ii) a resignation by the holder from employment with the Company or any of its subsidiaries with good reason, which includes (a) a substantial adverse change in the nature or status of the holder's responsibilities, (b) a reduction in the holder's base salary and/or levels of entitlement or participation under any incentive plan or employee benefit program without the substitution or implementation of an alternative arrangement of substantially equal value, or (c) the Company requiring the holder to relocate to a work location more than 50 miles from his work location.

81	2019 ANNUAL PROXY STATEMENT

Equity Compensation Plan Information as of December 31, 2018

The following table summarizes certain information about the options, warrants, rights and other equity awards under the Company's equity compensation plans as of the close of business on December 31, 2018. The table does not include information about tax qualified plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)		Weighted-average[1] exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding security reflected in column (a)) (#) (c)

Equity compensation plans approved by security holders	3,790,369	[2]	$229.83	4,672,792
Equity compensation plans not approved by security holders	5,025,552	[3]	$140.05	4,769,890	[4]

Total	8,811,797		$150.80	9,442,682

(1)
Reflects the weighted average exercise price of options only and excludes restricted stock unit and performance share unit awards.
(2)
Includes shares issuable pursuant to 1,417,113 restricted stock units and performance share units (assuming target payout for the performance share units) and 2,373,256 options granted under the 2013 IAP.
(3)
Includes shares issuable upon exercise of options and pursuant to other rights under the following plans assumed by the Company in connection with certain acquisitions: the Legacy Allergan Plan; Allergan, Inc. Deferred Directors' Fee Program; Allergan Irish Share Participation Scheme; 2000 Stock option plan of Forest Laboratories, Inc.; 2004 Stock option plan of Forest Laboratories, Inc., 2007 Stock option plan of Forest Laboratories, Inc.; Kythera Biopharmaceuticals, Inc. 2012 Equity Incentive Award Plan; Kythera Biopharmaceuticals, Inc. 2004 Stock Plan; and Kythera Biopharmaceuticals, Inc. 2014 Employment Commencement Incentive Plan. This amount includes 1,087,311 restricted stock units and performance share units (assuming target payout for the performance share units) and 3,934,117 options.
(4)
Includes shares remaining available for issuance under the Legacy Allergan Plan and does not include shares remaining for issuance under any other legacy plans or plans assumed by the Company in connection with certain acquisitions. The Company has not and will not grant additional awards under these plans, other than the Legacy Allergan Plan.

82

Proposal No. 3  Non-Binding Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Auditor and Binding Authorization of the Board of Directors to Determine its Remuneration

Background

The Audit and Compliance Committee is responsible for the appointment, compensation, retention, and oversight of the independent auditor, and oversees the process for selecting, reviewing, and evaluating the lead audit partner.

Each year, the Audit and Compliance Committee considers whether to reappoint the independent auditor by assessing the independent auditor's qualifications and performance based on the following criteria: (1) the independent auditor's work over the course of the prior year, including the quality and efficiency of the services provided and the independent auditor's communication and interactions with the Company; (2) the auditor's independence, objectivity, technical expertise, and knowledge of our industry and the Company's operations; (3) whether the auditor has recently been the subject of any administrative, criminal, or civil investigations or been accused of violating Public Company Accounting Oversight Board ("PCAOB") policies; and (4) the independent auditor's fee structure.

The lead audit partner of the independent auditor is required by law to rotate every five years. The Chair of the Audit and Compliance Committee is directly involved in and approves the selection of the new lead audit partner. The next mandatory periodic rotation of the lead audit partner is scheduled to take place in 2022.

The firm of PricewaterhouseCoopers LLP ("PwC") has audited our consolidated financial statements since our inception, and the Board of Directors, based on this year's assessment of PwC's performance and qualifications as outlined above, recommends that the shareholders ratify, in a non-binding vote, the appointment of PwC to audit our consolidated financial statements for the fiscal year ending December 31, 2019 and to authorize, in a binding vote, the Board of Directors, acting through the Audit and Compliance Committee, to determine PwC's remuneration.

There are several benefits of retaining a longer-tenured independent auditor. PwC has gained institutional knowledge and expertise regarding the Company's global operations, accounting policies and practices, and internal controls over financial reporting. Audit and other fees are also competitive with peer companies because of PwC's familiarity with the Company and its operations.

Representatives of PwC are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

We have been informed by PwC that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in us or our affiliates.

Shareholder ratification of the appointment of PwC as our independent auditor is not required by our Articles of Association or otherwise. However, the Board of Directors is submitting the appointment of PwC to the shareholders entitled to vote at the Annual Meeting for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit and Compliance Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit and Compliance Committee in its discretion may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in our best interests and in the best interests of our shareholders.

Resolution

RESOLVED, that the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company until the next Annual General Meeting of Shareholders of the Company in 2020 be and is hereby ratified, in a

83	2019 ANNUAL PROXY STATEMENT

non-binding vote, and that the Board of Directors, acting through the Audit and Compliance Committee, be and is hereby authorized, in a binding vote, to determine its remuneration.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the non-binding ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2019 and the binding authorization of the Board of Directors, acting through the Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP's remuneration.

Required Vote

A simple majority of votes cast at the Annual Meeting is required to ratify, on a non-binding basis, the selection of PwC as the Company's independent auditor for the fiscal year ending December 31, 2019 and authorize, on a binding basis, the Board of Directors, acting through the Audit and Compliance Committee, to determine PwC's remuneration.

Abstentions will not have any effect on the outcome of this proposal because an abstention does not represent a vote cast.

The ratification of PwC is a matter on which a broker or other nominee has discretionary voting authority, and thus, we do not expect any broker non-votes with respect to this proposal.

The aspect of this vote ratifying the appointment of PwC as our independent auditor for 2019 is advisory, and therefore not binding on the Company, the Board of Directors or the Audit and Compliance Committee. However, the Board of Directors and Audit and Compliance Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote.

84

Audit Fees

The aggregate fees billed or expected to be billed by PwC, our independent auditor, in fiscal years 2018 and 2017 were as follows:

Services	2018	2017

Audit Fees	$22,041,000	$23,615,000
Audit-Related Fees	4,785,000	1,754,000

Total Audit and Audit-Related Fees	26,826,000	25,369,000

Tax Fees	5,821,000	6,604,000
All Other Fees	194,000	1,541,000
TOTAL FEES	$32,841,000	$33,514,000

Audit Fees

The audit fees are the aggregate fees for PwC's professional services rendered for the annual audits of the Company's financial statements, including statutory financial statement filings required by international regulation, and the reviews of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees

Audit-related fees include services for system pre-implementation reviews; internal control reviews; due diligence associated with our pending and completed business development activities, including acquisitions, licensing arrangements, carve-out audits and divestiture activity; other audit services related to financial reporting matters in connection with our Irish filing requirements and our debt issuances; and services related to new accounting pronouncements prior to the year of adoption.

Tax Fees

Tax fees include tax compliance for our foreign subsidiaries, tax advice in connection with certain acquisitions and other tax advice and tax planning services. Tax fees in 2018 include $2,192,000 primarily related to tax structuring and integration services, $2,550,000 for tax planning consulting services and $1,079,000 for other services provided in connection with tax audits, transfer pricing and other tax compliance/preparation services.

Tax fees in 2017 include $2,271,000 primarily related to tax structuring and integration services, $2,580,000 for tax planning consulting services and $1,753,000 for other services provided in connection with tax audits, transfer pricing and other tax compliance/preparation services.

All Other Fees

All other fees in 2018 and 2017 consist of fees for miscellaneous services not characterized as audit services, audit related services or tax services and principally include permitted advisory services for the Company's trade channel strategy assessment and distributor risk management advisor services.

The Audit and Compliance Committee believes that the provision of all non-audit services rendered is compatible with maintaining PwC's independence.

The Audit and Compliance Committee approved all audit and non-audit services provided by PwC in 2018 and 2017. The Audit and Compliance Committee has adopted a policy to pre-approve all audit and certain permissible non-audit services provided by PwC. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the types of services to be provided by PwC and the estimated fees related to these services. During the approval process, the Audit and Compliance Committee considers, among other things, the impact of the types of services and the related fees on the independence of PwC. PwC and management are required to periodically report to the full Audit and Compliance Committee regarding the extent of services provided by

PwC, in accordance with the pre-approval policy and the fees for the services performed. During the year, circumstances may arise when it may become necessary to engage PwC for additional services not contemplated in the pre-approval. In those instances, the Audit and Compliance Committee requires specific pre-approval by the Audit and Compliance Committee or its delegate, the Audit and Compliance Committee Chair, before engaging PwC for such services.

85	2019 ANNUAL PROXY STATEMENT

Report of the Audit and Compliance Committee

The primary functions of the Audit and Compliance Committee are to assist the Board of Directors in fulfilling its oversight of:

•
The integrity of Allergan's financial statements.

•
Allergan's compliance with legal and regulatory requirements and Allergan's processes, controls, resources and plans to manage risk.

•
The outside auditor's qualifications and independence.

•
The performance of Allergan's internal audit function and of its independent auditor.

Additionally, the Audit and Compliance Committee serves as an independent and objective party that:

•
Monitors Allergan's financial reporting process and internal control systems.

•
Evaluates the effectiveness of Allergan's corporate compliance program.

•
Retains, oversees and monitors the qualifications, independence, compensation and performance of Allergan's independent auditor.

•
Provides an open avenue of communication among the independent auditor, financial and senior management, the internal auditing department, the Global Chief Compliance Officer and the Board of Directors.

The Audit and Compliance Committee charter describes in greater detail the full responsibilities of the Audit and Compliance Committee, and is available on our website at www.allergan.com under the "Investors" section. The Audit and Compliance Committee reviews its charter annually, and will review its charter at such other times as deemed appropriate by the Audit and Compliance Committee.

The Audit and Compliance Committee schedules its meetings and implements procedures designed to ensure that during the course of each fiscal year it devotes appropriate attention to each of the matters assigned to it under the Audit and Compliance Committee charter. The Audit and Compliance Committee met in person or telephonically 14 times throughout the year. In addition, the Audit and Compliance Committee makes itself available to Allergan and its internal and external auditors during the course of the year to discuss any issues believed by such parties to warrant the attention of the Audit and Compliance Committee.

In carrying out its responsibilities, the Audit and Compliance Committee acts in an oversight capacity. Management has the primary responsibility for the financial reporting process, including the system of internal controls, and for preparation of consolidated financial statements in accordance with generally accepted accounting principles. Allergan's independent auditor is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. In performing its oversight responsibilities in connection with the Company's 2018 audit, the Audit and Compliance Committee:

•
Reviewed and discussed the Company's audited consolidated financial statements for fiscal 2018 with management and with the Company's independent auditor, PwC.

•
Discussed with PwC the matters required to be discussed by Auditing Standard No. 16 (Communication with Audit Committees), as adopted by the PCAOB and currently in effect.

•
Received the written disclosures and the letter from PwC required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with PwC its independence from the Company and its management.

Based on the review and discussions above, the Audit and Compliance Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

Carol Anthony (John) Davidson, Chair Adriane M. Brown Christopher J. Coughlin Thomas C. Freyman

86

Proposal No. 4  Renewal of the Authority of the Directors of the Company (the "Directors") to Issue Shares

Background

Under Irish law, directors of an Irish public limited company (or "plc") must have authority from its shareholders to issue any shares, including shares which are part of the company's authorized but unissued share capital.

The Board's current authorization to issue shares, which has been in place since May 2, 2018 and which will expire on November 2, 2019, permits our Board of Directors to allot and issue new shares without shareholder approval up to a maximum of our authorized but unissued share capital.

We are asking for your approval to renew the Board's authority to issue our authorized shares on the terms set forth below.

Summary

We understand that it is customary practice in Ireland for a listed plc to seek shareholder authority to issue up to 33.3% of its issued ordinary share capital, and for such authority to be limited to a period up to 18 months, because of governance guidelines applicable to companies listed on the Irish Stock Exchange.

Therefore, in accordance with customary practice in Ireland, and notwithstanding the fact that we are not listed on the Irish Stock Exchange, we are seeking approval to authorize the Board to issue up to a maximum of 33.3% of our issued ordinary share capital as of March 5, 2019, for a period expiring 18 months from the passing of this resolution, unless otherwise varied, revoked or renewed. Notwithstanding the foregoing, we expect to propose renewal of this authorization on a regular basis at our annual general meetings in subsequent years.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares; rather, approval of this Proposal No. 4 will only grant the Board the authority to issue shares that are already authorized under our Articles of Association upon the terms set forth in this Proposal.

This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with funding acquisitions and raising capital.

In addition, we note that, because we are a NYSE-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NYSE and SEC, including those rules that limit our ability to issue shares in specified circumstances. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the NYSE with whom we compete. Accordingly, approval of this resolution would merely place us on par with other NYSE-listed companies.

Resolution

RESOLVED, that the directors be and are hereby generally and unconditionally authorized pursuant to section 1021(1) of the Irish Companies Act 2014 with effect from the passing of this resolution to exercise all powers of the Company to allot relevant securities (within the meaning of section 1021(12) of the Companies Act 2014) up to an aggregate nominal amount of $11,079.91 (110,799,177 shares) (being equivalent to approximately 33.3% of the aggregate nominal value of the issued ordinary share capital of the Company (excluding treasury shares) as of March 5, 2019) and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the Directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.

87	2019 ANNUAL PROXY STATEMENT

Board Recommendation

The Board of Directors unanimously recommends that shareholders vote FOR the renewal of our Board of Directors' authority under Irish law to allot and issue ordinary shares.

Our Board believes that the renewal of the Board's share issuance authorities is fundamental to our business. Our business depends on our ability to invest in long-term growth opportunities that will unlock value and drive shareholder return, which requires efficient access to capital and ability to issue shares of the Company as consideration for acquisitions.

Required Vote

A simple majority of votes cast at the Annual Meeting is required to approve the renewal of our Board of Directors' authority under Irish law to allot and issue ordinary shares.

Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

88

Proposal No. 5A  Renewal of the Authority of the Directors to Issue Shares for Cash Without First Offering Shares to Existing Shareholders

Proposal No. 5B  Authority to Allot New Shares up to an Additional 5% for Cash in connection with an Acquisition or Other Capital Investment

Background

In general, before an Irish plc can issue shares for cash to any new shareholders (including rights to subscribe for or otherwise acquire any shares), it must first offer those shares or rights to existing shareholders of the company pro-rata to their existing shareholdings pursuant to what is commonly referred to as the "statutory pre-emption right." However, a plc's shareholders can authorize a Board to opt-out of (or "dis-apply") the statutory pre-emption right.

The Board's current authorization to issue new shares for cash up to a maximum of our authorized but unissued share capital without first offering those shares to existing shareholders (thereby opting out of the statutory pre-emption right) has been in place since May 2, 2018 and which will expire on November 2, 2019.

We are asking for your approval to renew our Board's authority to opt out of the statutory pre-emption right on the terms set forth below.

Summary

We understand that it is customary practice in Ireland to seek shareholder authority to opt-out of the pre-emption rights provision: (1) in the event of (a) the issuance of shares for cash in connection with any rights issue and (b) the issuance of shares for cash, provided the issuance is limited to up to 5% of a company's issued ordinary share capital; and (2) in connection with an acquisition or a specified capital investment which is announced contemporaneously with the issue, or which has taken place in the preceding six-month period and is disclosed in the announcement of the issue provided that the issuance is limited to up to 5% of a company's issued ordinary share capital with an overall limit of 7.5% in any rolling three-year period. It is also customary practice in Ireland for such authorities to be limited to a period of up to 18 months. These practices are customary because of governance guidelines applicable to companies listed on the Irish Stock Exchange.

Therefore, in accordance with customary practice in Ireland, and notwithstanding the fact that we are not listed on the Irish Stock Exchange, we are seeking the authorities set forth in the preceding paragraph for a period expiring 18 months from the passing of these resolutions, unless otherwise varied, renewed or revoked.

Granting the Board these authorities is a routine matter for public companies incorporated in Ireland. Similar to the authorization sought for Proposal No. 4, these authorities are fundamental to our business and will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital; rather, approval of these proposals will only grant the Board the authority to issue shares in the manner already permitted under our Articles of Association upon the terms below.

Without these authorizations, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. Furthermore, we note that these authorizations are required as a matter of Irish law and are not otherwise required for other companies listed on the NYSE with whom we compete. Accordingly, approval of this resolution would merely place us on par with other NYSE-listed companies.

89	2019 ANNUAL PROXY STATEMENT

As required under Irish law, the resolutions in respect of Proposals No. 5A and 5B are special resolutions that require the affirmative vote of at least 75% of the votes cast. In addition, under Irish law, the Board may only be authorized to opt-out of pre-emption rights if it is authorized to issue shares, which authority is being sought in Proposal No. 4.

Resolution 5A

RESOLVED, as a special resolution, that, subject to the passing of the resolution in respect of Proposal No. 4 as set out above and with effect from the passing of this resolution, the Directors be and are hereby empowered pursuant to section 1023(3) of the Irish Companies Act 2014 to allot equity securities (as defined in section 1023(1) of the Irish Companies Act 2014) for cash, pursuant to the authority conferred by Proposal No. 4 as if sub-section (1) of section 1022 did not apply to any such allotment, provided that this power shall be limited to:

  (a)
  the allotment of equity securities in connection with a rights issue in favor of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the Directors may deem necessary or expedient to deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise); and

  (b)
  this power shall be limited to the allotment of equity securities up to an aggregate nominal value of $1,663.65 (16,636,513 shares) (being equivalent to approximately 5% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 5, 2019), and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the Directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.

Resolution 5B

RESOLVED, as a special resolution, that, subject to the passing of the resolution in respect of Proposal No. 4 as set out above and with effect from the passing of this resolution, the Directors be and are hereby empowered pursuant to section 1023(3) of the Irish Companies Act 2014 to allot equity securities (as defined in section 1023(1) of the Irish Companies Act 2014) for cash, pursuant to the authority conferred by Proposal No. 4 as if sub-section (1) of section 1022 of the Irish Companies Act 2014 did not apply to any such allotment, provided that:

  (a)
  the proceeds of any such allotment are to be used only for the purposes of financing (or re-financing, if the authority is to be used in within six months after the original transaction) a transaction which the Directors determine to be an acquisition or other capital investment of a kind contemplated by the Statement of Principles on Disapplying Pre-emption Rights most recently published by the Pre-Emption Group prior to the date of the Proxy Statement; and

  (b)
  the nominal value of all equity securities allotted pursuant to this authority together with the nominal value of all treasury shares (as defined in Section 106 of the Irish Companies Act 2014) may not exceed $1,663.65 (16,636,513 shares) representing approximately 5% of the nominal value of the issued share capital (excluding treasury shares), and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the Directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.

90

PROPOSAL NO. 5A RENEWAL OF THE AUTHORITY OF THE DIRECTORS TO ISSUE SHARES FOR CASH WITHOUT FIRST OFFERING SHARES TO EXISTING SHAREHOLDERS AND PROPOSAL NO. 5B AUTHORITY TO ALLOT NEW SHARES UP TO AN ADDITIONAL 5% FOR CASH IN CONNECTION WITH AN ACQUISITION OR OTHER CAPITAL INVESTMENT

Board Recommendation

The Board of Directors unanimously recommends that shareholders vote FOR the renewal of the Board of Directors' authority under Irish law to allot and issue shares for cash without first offering shares to existing shareholders and FOR the authority to allot new shares up to an additional 5% for cash in connection with an acquisition or other capital investment.

In the event that Proposal No. 5A is not approved, in any capital raising transaction where we propose to issue shares for cash consideration, we would be required to first offer those shares that we propose to issue for cash to all of our existing shareholders in a time-consuming pro-rata rights offering, which would disadvantage us vis-à-vis many of our peers in competing for capital, would significantly encumber the capital-raising process, would significantly increase our costs, and would significantly increase the timetable for completing such a cash financing transaction, thus potentially limiting our ability to advance the development of our product candidates and otherwise achieve strategic goals that we believe are in the best interests of our shareholders.

In the event that Proposal No. 5B is not approved, in any capital raising transaction where we propose to issue shares for cash consideration, we would be required to first offer those shares that we propose to issue for cash to all of our existing shareholders in a time-consuming pro-rata rights offering, which would disadvantage us vis-à-vis many of our peers in competing for capital, would significantly encumber the capital-raising process, would significantly increase our costs, and would significantly increase the timetable for completing such a cash financing transaction, thus potentially limiting our ability to advance the development of our product candidates and otherwise achieve strategic goals that we believe are in the best interests of our shareholders.

Required Vote

Proposals No. 5A and 5B are each special resolutions, and therefore each require the affirmative vote of not less than 75% of the votes cast in person or by proxy at the Annual Meeting in order to be approved.

In addition, approval of each of Proposals No. 5A and 5B are subject to and conditional upon Proposal No. 4 also being approved. The approval of each of Proposals No. 5A and 5B is subject to the approval of Proposal No. 4 because Irish law requires that a general authority to allot and issue shares be in place before an authority to opt out of the statutory pre-emption right can be granted. Therefore, unless shareholders approve Proposal No. 4, each of Proposals No. 5A and 5B will fail and not be implemented, even if shareholders approve Proposal No. 5A and/or Proposal No. 5B.

Abstentions and broker non-votes will not have any effect on the outcome of these proposals because neither an abstention nor a broker non-vote represents a vote cast.

91	2019 ANNUAL PROXY STATEMENT

Proposal No. 6  Shareholder Proposal to Require an Independent Board Chairman (Immediate Change)

A shareholder has informed the Company that the shareholder intends to present the non-binding proposal set forth below at the Annual Meeting. If the shareholder (or the shareholder's qualified representative) is present at the Annual Meeting and properly submits the proposal for a vote, then the shareholder proposal will be voted upon at the Annual Meeting.

In accordance with federal securities laws, the shareholder proposal and supporting statement are presented below as submitted by the shareholder and are quoted verbatim. The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement.

The Company will promptly provide to any shareholder the name, address and number of the Company's voting securities held by the person submitting this proposal upon receiving an oral or written request made to the Company's Investor Relations department by telephone at (862) 261-7488, by email at investorrelations@allergan.com or by writing to Allergan plc, Investor Relations, 5 Giralda Farms, Madison, NJ 07940.

Board Recommendation

The Board of Directors unanimously recommends that shareholders vote AGAINST the adoption of this proposal.

Required Vote

A simple majority of votes cast at the Annual Meeting is required to approve the shareholder proposal described in this Proposal No. 6.

Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

Proposal No. 6

RESOLVED:    Shareholders request that the Board of Directors adopt a policy, and amend the governing documents of the Company as necessary, to provide that the Chairman of the Board of Directors be an independent Director who is not, and has not previously served as, an executive officer of the Company. The policy should specify (a) how to select a new independent Chairman if a current Chairman ceases to be independent during the time between annual meetings of shareholders; and (b) that compliance with the policy is excused if no independent Director is available and willing to serve as Chairman.

Supporting Statement:

It is the Board of Directors' responsibility to protect shareholders' interests by providing independent oversight of management, including the CEO, in directing the Company's business and affairs. Currently, Mr. Brenton Saunders holds both the positions of Chairman of the Board and CEO. We believe that having the same individual hold both positions has not served the best interests of shareholders.

We believe that having an independent Chairman (preferably with pharmaceutical industry leadership experience) would help ensure that management acts in the best interests of shareholders, and that the Board is best positioned to engage in an objective and independent evaluation of the Company's strategic plan going forward. We believe that this is especially important in light of the value destruction that has occurred at the Company as a result of the strategic decisions made by the current CEO and management team over the past several years, with the share price as of October 26, 2018 reflecting a decline of approximately 46% from its high during the preceding three-year period.

92

PROPOSAL NO. 6 SHAREHOLDER PROPOSAL TO REQUIRE AN INDEPENDENT BOARD CHAIRMAN (IMMEDIATE CHANGE)

With respect to a shareholder proposal that the Company separate the positions of Chairman and CEO submitted to the Company's 2018 annual meeting, ISS stated in its 2018 Proxy Analysis that "A vote FOR this proposal is warranted. The Company's TSR [total stockholder return] has underperformed its peers over both the short and long term which suggests that shareholders would benefit from the greater independent oversight that may be achieved by an independent board chair." That proposal received nearly 40% support from shareholders voting—a remarkable result given that the proponent did not conduct an active solicitation campaign. In response, the Company argued in its 2018 proxy statement that the Company's Lead Independent Director role provides strong, independent oversight and cited enhancements to the role of lead director made in January 2017. Nevertheless, this structure has failed to protect shareholders from a string of strategic blunders, including questionable patent maneuvers that damaged the Company's reputation, empire-building acquisitions, and a token "strategic review" that yielded no fundamental change in business plan.

Given management's multi-year record of value destruction and the moribund stock price, we believe a separation of the roles of Chairman and CEO is critical to ensure appropriate oversight by the Board, and to disrupt the status quo with which management has become comfortable. We urge that shareholders vote 'FOR' this proposal.

The Board of Directors recommends that shareholders vote AGAINST this shareholder proposal. The Board of Directors believes that this proposal is not in the best interests of the Company or its shareholders. See Board of Directors' Response to Shareholder Proposal No. 6 on pages 94-95.

93	2019 ANNUAL PROXY STATEMENT

Board of Directors' Response to Shareholder
Proposal No. 6

The Board of Directors recommends that shareholders vote AGAINST Proposal No. 6.

In light of the Company's continuing engagement with its shareholders and the feedback it has received as part of those discussions, the Company has adopted a policy, and has amended its governance policies accordingly, to provide that the Chairman of the Board shall be an independent director, phased in at the time of the next CEO transition. Proposal No. 6, by contrast, calls for an immediate change to the Chairman, which is an extremely disruptive manner in which to implement the separation of Chairman and CEO and is also unnecessary in light of the Board's adoption of an independent Chairman policy, the strength of the Company's Board of Directors and the Company's overall strong governance policies.

The Company's Board of high caliber independent directors, including its Lead Independent Director Christopher J. Coughlin and recently appointed independent director Robert J. Hugin, former Chief Executive Officer and Executive Chairman of Celgene Corporation, together with strong governance policies, provide effective independent oversight that has been enhanced in recent years in response to shareholder feedback.

The Board has determined, through meaningful shareholder engagement, that while in general having an independent Chairman position provides value to shareholders, it is important that the Board be able to phase in this requirement at the next CEO transition (as is by far the most common means of implementing the separation of the Chairman and CEO positions), rather than making a disruptive immediate change as proposed by the proponent of this proposal. To separate the roles now could undermine Mr. Saunders' ability to lead and create an unnecessary crisis of confidence in his leadership among key stakeholders as he and the rest of the management team execute the Company's strategy to create a world-class biopharmaceutical business and develop the Company's promising product pipeline.

The Board firmly believes that the current combined Chairman/CEO role coupled with the Company's slate of refreshed, high caliber, engaged independent directors and robust board governance policies provide effective oversight by the Board and best position the Company for long-term success as it executes its strategy. In recent years, the Board of Directors has been actively involved in a refreshment process to update Board leadership with the appropriate experience, talent, diversity and fresh perspectives to position the Company as a premier biopharmaceutical company and create value for shareholders. Since 2017, six new Directors have been added, constituting a majority of the Board of Directors, who collectively possess significant leadership, scientific, financial, technology and recruitment experience that further enhances independent oversight and advances the Company's business.

The appointment of Robert J. Hugin to the Board of Directors in February 2019 further strengthened the Board. Mr. Hugin brings extensive industry, leadership and public company board experience to the Board, augmenting the Board's diverse set of skills and strategic perspective to help the Company create sustainable long-term growth and value. As the former Chief Executive Officer and Executive Chairman of Celgene Corporation, Mr. Hugin brings deep operational, financial and commercial experience that is highly relevant to Allergan's business and strategy. With a strong track record of building and advancing innovative therapies through both internal research and development and external partnerships, while delivering strong business results and shareholder value, Mr. Hugin will add valuable perspective as the Board continues to guide the Company's strategy.

At the same time, the Board has a strong Lead Independent Director role held by Christopher J. Coughlin. Mr. Coughlin effectively provides important oversight as the Lead Independent Director, engaging with investors and demonstrating strong leadership skills, independent thinking and a deep understanding of the business. Mr. Coughlin has extensive financial and industry leadership experience, having served in senior executive positions and on public company boards at complex organizations, including those in the pharmaceutical industry. Mr. Coughlin was named Director of the Year by the National Association of Corporate Directors in 2015 and served as Chairman of the Board of Dun & Bradstreet and in several top executive positions at Tyco and Interpublic Group, overseeing execution of several major corporate transformations.

94

BOARD OF DIRECTORS' RESPONSE TO SHAREHOLDER PROPOSAL NO. 6

The Lead Independent Director position has been enhanced over the past few years based on shareholder feedback. Following a series of meetings with shareholders in 2016, the Board of Directors implemented governance changes to ensure robust independent leadership in the boardroom. These changes included appointing Mr. Coughlin as Lead Independent Director, and in January 2017, establishing new and enhanced Lead Independent Director responsibilities. Furthermore, in May 2018, the Company's corporate governance guidelines clarified that the appointment of a Lead Independent Director is an express requirement when the Chairman is not an independent director. Additionally, this past year, Mr. Coughlin was instrumental in overseeing the Company's strategic review to enhance shareholder value, a comprehensive process in which the full Board was deeply engaged.

Moreover, the Board has taken affirmative steps to facilitate accountability to shareholders and independent oversight of management. These include providing that independent directors hold regular meetings led by the Lead Independent Director without management present, and hold executive sessions of the independent directors as an agenda item in the middle of each Board meeting rather than as a concluding agenda item, which facilitates the use of information and feedback received from the independent directors while the full Board remains convened.

In light of the effective independent oversight at the Company that has been enhanced in recent years and the Board's adoption of a policy to require an independent Chairman at the next CEO transition, the Board believes that an immediate change to the Chairman, as required by Proposal No. 6, would be extremely disruptive to the Company and would not be in the interest of shareholders. Over the past few years, the Company has been executing a strategic transformation, becoming a global biopharmaceutical leader focused on four key therapeutic areas where it has strong leadership positions and significant opportunities for growth—Medical Aesthetics, Eye Care, Central Nervous System and Gastroenterology. Our Chairman and Chief Executive Officer, Mr. Saunders possesses deep knowledge of the Company and its management and operations, has extensive experience with complex pharmaceutical enterprises, has deep relationships in the medical community and with our customers and has been instrumental in this transformation. The Board of Directors believes that adoption of Proposal No. 6 will not meaningfully advance the Company's governance beyond the steps already taken and could impede Mr. Saunders' effectiveness as the Company's current leader.

The Board of Directors believes that shareholder Proposal No. 6 is not in shareholders' best interests and therefore the Board of Directors unanimously recommends that you vote AGAINST Proposal No. 6.

95	2019 ANNUAL PROXY STATEMENT

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership of our ordinary shares and our other equity securities. Officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during and with respect to the 2018 fiscal year all filing requirements applicable to our officers, directors and greater-than-10% beneficial owners were complied with and all filings were timely filed, except that for Mr. Boccuzi, one Form 4 was not timely filed and for Mr. Swanton, although the initial Form 3 was timely filed, a correction had to be filed subsequently for inadvertently omitted shares.

96

Certain Relationships and Related Transactions

Under the oversight of our Nominating and Corporate Governance Committee, our legal department is primarily responsible for the implementation of processes and controls to obtain information from directors, director nominees, and executive officers regarding transactions between them or their immediate family members and the Company. Each director and executive officer reports quarterly to the Company certain information about transactions that the Company would be required to disclose under Item 404(a) of Regulation S-K ("Related Party Transactions"). Director nominees and persons promoted to executive officer positions also provide such information. Management reviews its records and, as appropriate, makes additional inquiries of management personnel and third parties and other resources for purposes of identifying Related Party Transactions.

If a transaction is brought to the attention of our legal department, our legal department then determines, based on the facts and circumstances, whether such a transaction, in fact, constitutes a Related Party Transaction. In deciding whether a proposed transaction is a Related Party Transaction, our legal department assesses:

•
The related person's relationship to us.

•
The related person's interest in the transaction.

•
The material facts of the proposed transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved.

•
The benefits to us of the proposed transaction.

•
If applicable, the availability of other sources of comparable products or services.

•
Whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.

If our legal department determines that the proposed transaction is a Related Party Transaction, the proposed transaction is submitted to our Nominating and Corporate Governance Committee for consideration. The Nominating and Corporate Governance Committee may only approve or ratify those transactions that are in, or are not inconsistent with, our best interests and the best interests of our shareholders, as the Nominating and Corporate Governance Committee determines in good faith.

As required under SEC rules, we disclose in our Proxy Statement any Related Party Transactions determined to be directly or indirectly material to us or a related person. No reportable transactions have occurred since January 1, 2018 or are currently proposed.

97	2019 ANNUAL PROXY STATEMENT

Stock Ownership of Certain Beneficial Owners

The following table sets forth the name, address (where required) and beneficial ownership of each person (including any "group" as defined in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than 5% of our ordinary shares, based on filings made under Section 13 of the Exchange Act as of March 5, 2019 and based on 332,730,264 ordinary shares outstanding as of March 5, 2019:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]		Percent of Class (%)

Wellington Management Group LLP 280 Congress Street Boston, MA 02210	24,934,153	[2]	7.49%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	24,179,830	[3]	7.27%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	21,466,017	[4]	6.45%

(1)
Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, we believe the persons named in this table have sole voting and investment power with respect to all ordinary shares reflected in this table. As of March 5, 2019, 332,730,264 of our ordinary shares were issued and outstanding.
(2)
According to Schedule 13G/A filed with the SEC on February 12, 2019, each of Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP is the beneficial owner of 24,934,153 shares (with shared voting power with respect to 5,591,827 shares and shared dispositive power with respect to 24,934,153 shares) while Wellington Management Company LLP is the beneficial owner of 22,912,800 shares (with shared voting power with respect to 4,850,729 shares and shared dispositive power with respect to 22,912,800 shares). Wellington Management Group LLP is the parent holding company of certain holding companies and the Wellington Investment Advisers. The securities reported on Schedule 13G/A are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP.
(3)
According to Schedule 13G/A filed with the SEC on February 11, 2019, The Vanguard Group is the beneficial owner of 24,179,830 shares (with sole voting power with respect to 378,644 shares, shared voting power with respect to 75,501 shares, sole dispositive power with respect to 23,734,208 shares and shared dispositive power with respect to 445,622 shares). Vanguard Fiduciary Trust Company ("VFTC"), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 273,104 shares or .08% of the ordinary shares outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. ("VIA"), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 274,092 shares or .08% of the ordinary shares outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.
(4)
According to Schedule 13G/A filed with the SEC on February 8, 2018, Blackrock, Inc. is the beneficial owner of 21,466,017 shares (with sole voting power with respect to 18,325,686 shares and sole dispositive power with respect to 21,466,017 shares).

98

Stock Ownership of Directors and Executive Officers

The following table sets forth, as of March 15, 2019, based on 330,218,341 ordinary shares outstanding as of that date, the beneficial ownership of Allergan ordinary shares (including rights to acquire shares within 60 days of March 15, 2019) by (i) each Allergan director and director nominee; (ii) each Allergan NEO; and (iii) all current directors and executive officers (including NEOs) as a group. No shares have been pledged as security by any of the Allergan directors or executive officers named below. No individual director, nominee, NEO or directors, nominees, and executive officers as a group beneficially owned more than 1% of Allergan ordinary shares.

Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, Allergan believes the persons named in this table have sole voting and investment power with respect to all ordinary shares reflected in this table. The business address of each of Allergan's directors and NEOs is Clonshaugh Business and Technology Park, Coolock, Dublin, D17 E400, Ireland.

	Amount and Nature of Beneficial Ownership

Name	Ordinary Shares[1] (#)	Rights to Acquire Shares (Options) (#)	Rights to Acquire Shares (Restricted Stock Units) ($)	Total (#)

Directors (excludes executive officer directors)
Nesli Basgoz, M.D.	5,111	9,100	1,985	16,196
Joseph H. Boccuzi	1,500		1,985	3,485
Christopher W. Bodine	16,510		1,985	18,495
Adriane M. Brown	811		1,985	2,796
Christopher J. Coughlin[2]	14,446	15,927	1,985	16,431
Carol Anthony (John) Davidson			1,985	1,985
Thomas C. Freyman	1,100		1,558	2,658
Michael E. Greenberg, PhD			1,194	1,194
Robert J. Hugin	3,000		426	3,426
Catherine M. Klema	24,049		1,985	25,624
Peter J. McDonnell, M.D.	4,247		1,985	6,232

Named Executive Officers
Brenton L. Saunders	131,418	386,171	5,596	523,182
Matthew M. Walsh[3]	6,902			6,902
William Meury	4,023	78,660	1,767	84,450
C. David Nicholson, PhD	7,049	13,604	1,767	22,420
A. Robert D. Bailey	15,084	39,634	1,178	55,896
Maria Teresa Hilado[4]	13,292			13,292

All current directors, director nominees and executive officers as a group (19 individuals)	260,737	580,048	30,247	870,950

(1)
Ordinary shares include voting securities represented by shares held of record, shares held by a bank, broker or nominee for the person's account and shares held through family trust arrangements, including any shares of restricted stock which remain subject to sale restrictions.
(2)
Includes 10,000 shares held by a grantor retained annuity trust in which Mr. Coughlin retains a pecuniary interest.
(3)
Mr. Walsh became the Company's Chief Financial Officer on February 20, 2018.
(4)
Ms. Hilado was the Company's Chief Financial Officer until February 20, 2018.

99	2019 ANNUAL PROXY STATEMENT

Shareholder Proposals for the 2020 Annual General Meeting of Shareholders

Shareholder Proposals in the Proxy Statement for the 2020 Annual General Meeting of Shareholders.

Under Rule 14a-8 of the Exchange Act, shareholder proposals to be included in the Proxy Statement for the 2019 Annual General Meeting of Shareholders must be received by our Secretary at our principal executive offices no later than November 23, 2019 (120 calendar days before the anniversary of the date we expect to release this Proxy Statement for the 2019 Annual General Meeting of Shareholders) and must comply with the requirements of Rule 14a-8 of the Exchange Act.

Other Shareholder Proposals and Nominations for Directors to Be Presented at the 2019 Annual General Meeting of Shareholders.

If you desire to bring a matter before the 2020 Annual General Meeting of Shareholders outside the process of Rule 14a-8, you may do so by following the procedures set forth in the Company's Articles of Association. In accordance with our Articles of Association, in order to be properly brought before the 2020 Annual General Meeting of Shareholders, a shareholder's notice must generally be delivered to Allergan plc, Clonshaugh Business and Technology Park, Coolock, Dublin, D17 E400, Ireland, Attention: Company Secretary, not more than 150 days nor less than 120 days prior to the anniversary date of the notice convening the Company's 2019 Annual General Meeting of Shareholders and must contain specified information concerning the matters to be brought before such meeting and concerning the shareholder proposing such matters. Any such proposal or nomination must also meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal or nomination to be eligible for inclusion in the Company's 2020 Proxy Statement. Therefore, to be presented at the Company's 2020 Annual General Meeting of Shareholders, such a proposal or nomination must be received by the Company on or after October 24, 2019, but no later than November 23, 2019.

100

Proxy Statement

General

Your proxy is solicited by the Board of Directors of Allergan plc for use at the 2019 Annual General Meeting of Shareholders to be held at The Conrad Hotel, Earlsfort Terrace, Dublin 2, Ireland, at 8:30 a.m. local time on May 1, 2019, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders.

In connection with the Annual Meeting, we have prepared a Notice of Annual General Meeting of Shareholders, a Proxy Statement, and our 2018 Annual Report to Shareholders, which provides detailed information relating to our activities and operating performance (collectively, our "proxy materials").

Under SEC rules, we have elected to make our proxy materials available to our shareholders via the Internet rather than mailing paper copies of those materials to each shareholder, as we believe electronic delivery to our shareholders will expedite the receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting by reducing printing and mailing of our proxy materials. On or about March 22, 2019, we mailed a Notice of Internet Availability of Proxy Materials (the "Internet Notice") directing shareholders to a website where they can access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018 and view instructions on how to vote via the Internet or by telephone. If you receive an Internet Notice by mail, you will not automatically receive a printed copy of our proxy materials unless you specifically request one by following the instructions to request that a paper copy be mailed to you that are printed on the Internet Notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ALLERGAN PLC ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2019

The Notice of Annual Meeting, this Proxy Statement and the 2018 Annual Report to Shareholders are available at www.proxyvote.com. Our Irish statutory financial statements will be available at www.proxyvote.com on or before April 5, 2019.

You are encouraged to review all of the important information contained in the proxy materials before voting.

101	2019 ANNUAL PROXY STATEMENT

Who Can Vote

Only shareholders of record of our ordinary shares at 4:00 p.m. Eastern Standard Time on March 5, 2019, the record date for the Annual Meeting, are entitled to receive notice of and to attend, speak and vote their shares at the Annual Meeting.

Beneficial owners of our ordinary shares are entitled to receive notice of and to attend our Annual Meeting, and have the right to direct their broker, bank or other nominee how to vote but may not vote their shares in person at the Annual Meeting unless they obtain a legal proxy giving them the right to vote their shares at the Annual Meeting from the broker, bank or other nominee holding their shares in street name. Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name.

Certain distinctions between shares held of record and those owned beneficially are summarized below:

Shareholders of Record

If your ordinary shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares and these proxy materials are being sent to you directly by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owners

If your shares are held in a brokerage account or by another nominee, you are considered to be the beneficial owner of shares held in "street name," and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker, bank or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank or other nominee how to vote and you are also invited to attend the Annual Meeting, but because you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy giving you the right to vote your shares at the Annual Meeting from the broker, bank or other nominee holding your shares in street name. If your shares are held in street name, your broker, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares.

Each ordinary share is entitled to one vote on each matter properly brought before the Annual Meeting. Ordinary shares that are held in treasury will not be entitled to vote at the Annual Meeting.

As of March 5, 2019, the record date for the Annual Meeting, there were 332,730,264 of our ordinary shares outstanding.

How to Vote

Your vote is very important, and we encourage you to vote your shares and to submit your proxy regardless of whether or not you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote as described in this section of the Proxy Statement, one of the individuals named as your proxy will vote your shares as you have directed.

Shareholders of Record

If you are a shareholder of record, you may vote in one of the following ways:

By Telephone or over the Internet.
You may submit your proxy by calling the toll-free telephone number noted on your proxy card or Internet Notice. Telephone proxy submission is available 24 hours a day and will be accessible until 3:59 p.m. Eastern Daylight Time on April 30, 2019. Easy-to-follow voice prompts allow you to submit your proxy and confirm that your instructions have been properly recorded. If you are a shareholder of record of Allergan and you choose to submit your proxy by telephone by calling the toll-free number on your proxy card, your use of that telephone system, and in particular the entry of your pin number/other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act 2014, of each of Brenton L. Saunders and A. Robert D. Bailey as your proxy to vote your shares on your behalf in accordance with your telephone instructions.
You also may choose to vote over the Internet. The website for Internet voting is noted on your proxy card or Internet Notice. Internet voting is also available 24 hours a day and will be accessible until 3:59 p.m. Eastern Daylight Time on April 30, 2019. As with telephone proxy submission, Internet voting allows you to confirm that your instructions have been properly recorded.
Shareholders who vote through the Internet or submit their proxy by telephone should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the shareholder.
By Mail.
If you received a paper copy of the proxy card by mail and choose to vote by mail, please mark your proxy card, date and sign it, and promptly return it in the postage-paid envelope provided. We must receive your signed proxy card by 10:00 a.m. Eastern Daylight Time on April 29, 2019.
In Person at the Annual Meeting. You may vote in person by attending the Annual Meeting and submitting a ballot.

If your proxy is properly completed, the shares it represents will be voted at the Annual Meeting as you instructed. If you submit your proxy, but do not provide instructions, your proxy will be voted in accordance with the Board of Directors' recommendations as set forth in this Proxy Statement.

Shares must be voted either in person, by telephone proxy submission or over the Internet or by completing and returning a proxy card by mail. Shares cannot be voted by marking, writing on and/or returning an Internet Notice. Any Internet Notice that is returned will not be counted as a vote.

102

PROXY STATEMENT

Revoking Your Proxy

Shareholders of Record

If you are a shareholder of record of our ordinary shares, you have the right to revoke your proxy at any time before it is voted at the Annual Meeting by (1) filing a written notice with our Company Secretary, or (2) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If you wish to grant a new proxy, you can do so by telephone or over the Internet up to 3:59 p.m. Eastern Daylight Time on April 30, 2019, or by mail, which we must receive by 10:00 a.m. Eastern Daylight Time on April 29, 2019.

Any such notices and new proxies that are sent by mail should be sent to Allergan plc, Company Secretary, Clonshaugh Business and Technology Park, Coolock, Dublin, D17 E400, Ireland.

Beneficial Owners

Persons who hold their shares through a bank, brokerage firm or other nominee may change or revoke their voting instructions by following the requirements of their bank or broker, or may vote in person at the Annual Meeting by obtaining a legal proxy from their bank or broker and submitting the legal proxy at the Annual Meeting along with their ballot.

Solicitation of Proxies

We have retained the services of a proxy solicitation firm, MacKenzie Partners, Inc. ("MacKenzie"), to solicit proxies for the Annual Meeting from our shareholders by mail. We will bear the entire cost of our and MacKenzie's solicitations, including the payment of fees of approximately $17,500 to MacKenzie for their services, and the cost of preparation, assembly, printing and mailing of this Proxy Statement, the Internet Notice, the proxy card and any additional proxy materials or information furnished to our shareholders. In addition, our directors, officers and employees may solicit proxies on our behalf by telephone, facsimile, electronic mail or personal solicitation. Our directors, officers and employees will receive no additional compensation for such services. We will reimburse brokers, custodians and nominees for the reasonable expenses they incur furnishing proxy solicitation and other required Annual Meeting materials to street name holders who beneficially own those shares on the record date.

Quorum and Voting

At the close of business on March 5, 2019, 332,730,264 ordinary shares were outstanding and entitled to vote at the Annual Meeting. Votes cast by proxy (including through the Internet or by telephone) or in person at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting who will determine whether or not a quorum is present. The presence, in person or by proxy, of the holders of a majority of our outstanding ordinary shares and entitled to vote at the Annual Meeting is necessary in order to constitute a quorum for the conduct of business at the Annual Meeting. Ordinary shares held in treasury will not be included in the calculation of the number of ordinary shares present at the Annual Meeting for the purposes of determining a quorum. If a proxy is received but marked "abstain" or if a broker non-vote (as described below) occurs, those shares will be considered as present and entitled to vote for the purposes of determining the presence of a quorum.

Broker Non-Votes

If your ordinary shares are held by a broker in street name, under NYSE rules your broker may vote your shares on certain routine matters if you do not provide your broker with voting instructions. Proposal No. 3, the ratification of the selection of our independent auditor and the authorization of the Board of Directors, acting through the Audit and Compliance Committee, to determine its remuneration, is considered a routine matter upon which brokerage firms may vote on behalf of their clients even if no voting instructions are provided.

If your ordinary shares are held by a broker in street name, under NYSE rules your broker may not vote your shares on certain non-routine matters if you do not provide your broker with voting instructions. This is called a "broker non-vote" and occurs because your broker lacks discretionary voting authority to vote your shares on a non-routine matter if you do not provide your broker with your voting instructions.

103	2019 ANNUAL PROXY STATEMENT

The non-routine matters on the agenda for this year's Annual Meeting are (a) Proposal No. 1: the election of directors, (b) Proposal No. 2: the compensation of our Named Executive Officers, (c) Proposal No. 4: the renewal of the authority of the directors of the Company (the "Directors") to issue shares, (d) Proposal No. 5A: the renewal of the authority of the Directors to issue shares for cash without first offering shares to existing shareholders, (e) Proposal No. 5B: the renewal of the authority of the Directors to allot new shares up to an additional 5% for cash in connection with an acquisition or other capital investment and (f) the shareholder proposal (Proposal No. 6). Accordingly, with respect to the proposals other than Proposal No. 3 (ratification of the selection of our independent auditor and authorization of the Board of Directors, acting through the Audit and Compliance Committee, to determine its remuneration), your broker will not be able to vote your shares without specific instructions from you.

Voting Procedures

A properly submitted proxy that is received by 3:59 p.m. Eastern Daylight Time on April 30, 2019 (with respect to proxies submitted through the Internet or by telephone) or by 10:00 a.m. Eastern Daylight Time on April 29, 2019 (with respect to proxies submitted by mail) and that is not revoked will be voted in the manner directed by the shareholder submitting the proxy. If no direction is made, such proxy will be voted:

•
FOR the election of each of Nesli Basgoz, M.D., Joseph H. Boccuzi, Christopher W. Bodine, Adriane M. Brown, Christopher J. Coughlin, Carol Anthony (John) Davidson, Thomas C. Freyman, Michael E. Greenberg, PhD, Robert J. Hugin, Peter J. McDonnell, M.D. and Brenton L. Saunders as our directors;

•
FOR the approval, on a non-binding basis, of our Named Executive Officer compensation;

•
FOR the ratification, on a non-binding basis, of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2019 and the authorization, on a binding basis, of the Board of Directors, acting through the Audit and Compliance Committee, to determine its remuneration;

•
FOR the renewal of the authority of the Directors to issue shares;

•
FOR the renewal of the authority of the Directors to issue shares for cash without first offering shares to existing shareholders and the authority of the Directors to allot new shares up to an additional 5% for cash in connection with an acquisition or other capital investment;

•
AGAINST the shareholder proposal described in Proposal No. 6.

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other proper matters are presented at the Annual Meeting, or any continuations, adjournments or postponements of the Annual Meeting, it is the intention of the proxy holders named in our form of proxy to vote the proxies held by them in accordance with their best judgment.

The proxy for the Annual Meeting gives each of Brenton L. Saunders and A. Robert D. Bailey or any other proxy appointed by you discretionary authority to vote your shares in accordance with his best judgment with respect to all additional matters that might come before the Annual Meeting.

Irish Statutory Financial Statements

We are presenting our Irish statutory financial statements, including the reports of the directors and the statutory auditors thereon, at the Annual Meeting, and we are making a copy of them available for download in PDF format on www.proxyvote.com on or before April 5, 2019. Since we are an Irish company, we are required to prepare Irish statutory financial statements under applicable Irish company law and to deliver those accounts to shareholders of record in connection with our Annual Meeting. The Irish statutory financial statements cover the results of operations and financial position of Allergan plc for the year ended December 31, 2018. Irish law requires the directors to prepare financial statements for each financial year giving a true and fair view of the state of the group's and parent company's affairs at the end of the financial year and of the group's profit or loss for the financial year. Under that law, the directors have prepared the group's consolidated financial statements in accordance with U.S. generally accepted accounting principles, as defined in Section 279 of the Irish Companies Act 2014, to the extent that the use of those principles in the preparation of the consolidated financial statements does not contravene any provision of the Irish Companies Act 2014 or of any regulations made thereunder and the parent company financial statements in accordance with accounting standards issued by the Financial

104

PROXY STATEMENT

Reporting Council and promulgated by the Institute of Chartered Accountants in Ireland (Generally Accepted Accounting Practice in Ireland).

We will mail without charge, upon written request, a copy of the Irish statutory financial statements to shareholders of record or beneficial owners of our ordinary shares. Requests should be sent to Allergan plc, Clonshaugh Business and Technology Park, Coolock, Dublin, D17 E400, Ireland.

"Householding"

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called "householding." Under this practice, non-registered shareholders who have the same address and last name will receive only one copy of the Internet Notice and, upon request, our proxy materials, unless one or more of these non-registered shareholders notifies us that he or she wishes to receive individual copies. If you share an address with another non-registered shareholder and prefer to receive separate copies of the Internet Notice, or if you currently receive separate copies and would prefer to receive one copy, please contact our Investor Relations department with your request by mail at Allergan plc, Investor Relations, 5 Giralda Farms, Madison, NJ 07940, or by telephone at (862) 261-7488.

Information on Our Website

Information on our website, other than our Proxy Statement and form of proxy, or any other website referred to in this Proxy Statement, is not part of the proxy soliciting material and is not incorporated into this Proxy Statement by reference.

Assistance

If you need assistance in submitting your proxy or have questions regarding the Annual Meeting, please contact our Investor Relations department by email at investorrelations@allergan.com by mail at Allergan plc, Investor Relations, 5 Giralda Farms, Madison, NJ 07940, or by telephone at (862) 261-7488. You may also contact our proxy solicitor, MacKenzie Partners, by email at proxy@mackenziepartners.com or by telephone (toll-free) at (800) 322-2885.

105	2019 ANNUAL PROXY STATEMENT

Other Business

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other proper matters are presented at the Annual Meeting, however, it is the intention of the proxy holders named in the Company's form of proxy to vote the proxies held by them in accordance with their best judgment.

By Order of the Board of Directors
March 22, 2019 Dublin, Ireland
A. Robert D. Bailey, EVP and Chief Legal Officer and Corporate Secretary

106

Annex A—Core Business

                Also includes revenues from established brands and royalties.

A-1	2019 ANNUAL PROXY STATEMENT

Annex B—Non-GAAP Reconciliations

Non-GAAP performance net income per share, non-GAAP operating income and adjusted EBITDA are used by management as key metrics in evaluating the Company's performance. We believe that these financial measures enhance the comparability of our results between periods and provide additional information and transparency to investors on adjustments and other items that are not indicative of the Company's operating performance.

The following table presents a reconciliation of Allergan plc's reported net (loss) from continuing operations attributable to shareholders and diluted earnings per share to Non-GAAP Performance Net Income and Non-GAAP Performance Net Income Per Share for the 12 months ended December 31, 2018:

ALLERGAN PLC
PERFORMANCE NET INCOME
RECONCILIATION TABLE
(Unaudited; in millions except per share amounts)

Twelve Months Ended December 31, 2018

GAAP to Non-GAAP Performance net income calculation
GAAP (loss) from continuing operations attributable to shareholders	$(5,096.4)
Adjusted for:
Amortization	6,552.3
Acquisition, divestiture and licensing charges	485.7
Accretion and fair-value adjustments to contingent consideration	(106.6)
Goodwill and other impairments and asset sales, net and related costs	6,503.3
Other	(42.6)
Non-acquisition restructurings, including Global Supply Chain initiatives	79.8
Legal settlements	56.8
Income taxes on items above and other discrete income tax adjustments	(2,719.9)

Non-GAAP performance net income attributable to shareholders	$5,712.4

Diluted earnings per share
Diluted (loss) per share from continuing operations attributable to shareholders—GAAP	$(15.12)

Non-GAAP performance net income per share attributable to shareholders	$16.69

Basic weighted average ordinary shares outstanding	337.0
Effect of dilutive securities:
Dilutive shares	5.2

Diluted weighted average ordinary shares outstanding	342.2

We define non-GAAP adjustments to the reported GAAP measures as GAAP results adjusted for the following net of tax: (i) amortization expenses, (ii) global supply chain and operational excellence initiatives or other restructurings of a similar nature, (iii) acquisition, divestiture, integration and licensing charges, (iv) accretion and fair market value adjustments on contingent liabilities, (v) impairment/asset sales and related costs, including the exclusion of discontinued operations, (vi) legal settlements and (vii) other unusual charges or expenses.

We define adjusted EBITDA as an amount equal to consolidated net income / (loss) from continuing operations attributable to shareholders for such period adjusted for the following: (i) interest expense, (ii) interest income, (iii) (benefit) for income taxes, (iv) depreciation and amortization expenses, (v) stock-based compensation expense, (vi) asset impairment charges and losses / (gains) and expenses associated with the sale of assets, including the exclusion of discontinued operations, (vii) business restructuring charges associated with Allergan's global supply chain and operational excellence initiatives or other restructurings of a similar nature, (viii) costs and charges associated with the acquisition and divestitures of businesses and assets including, but not limited to, milestone payments, integration charges, other charges associated with the revaluation of assets or liabilities and charges associated with the revaluation of acquisition related contingent liabilities that are based in whole or in part on future estimated cash flows, (ix) litigation charges and settlements and (x) other unusual charges or expenses. We define non-GAAP adjusted operating income as adjusted EBITDA including depreciation and certain stock-based compensation charges and excluding dividend income and other-than-temporary investment impairments included within other income (expense), net.

For the year ended December 31, 2018, GAAP net revenues were $15,787.4 million and included $25.0 million relating to a milestone component of an ongoing intellectual property agreement.

B-1	2019 ANNUAL PROXY STATEMENT

The following table presents a reconciliation of Allergan plc's reported net (loss) from continuing operations attributable to shareholders for the 12 months ended December 31, 2018 to adjusted EBITDA and adjusted operating income:

ALLERGAN PLC
ADJUSTED EBITDA and ADJUSTED OPERATING INCOME, RECONCILIATION TABLE
(Unaudited; in millions)

Twelve Months Ended December 31, 2018

GAAP (loss) from continuing operations attributable to shareholders	$(5,096.4)
Plus:
Interest expense	911.2
Interest income	(45.2)
(Benefit) for income taxes	(1,770.7)
Depreciation	196.3
Amortization	6,552.3

EBITDA	$747.5

Adjusted for:
Acquisition, divestiture and licensing charges	480.3
Goodwill and other impairments and asset sales, net and related costs	6,503.3
Other	(42.6)
Non-acquisition restructurings, including Global Supply Chain initiatives, excluding depreciation	75.6
Legal settlements	56.8
Accretion and fair-value adjustments to contingent consideration	(106.6)
Share-based compensation including cash settlements	239.8

Adjusted EBITDA	$7,954.1

Adjusted for:
Depreciation	(192.1)
Other income related to fair value accounting*	7.0
Share-based compensation not related to restructuring charges and purchase accounting impact on stock-based compensation for acquired awards	(213.2)

Non-GAAP Operating Income	$7,555.8

*
Amounts relate to mark to market adjustments on available for sale securities and non-service components of pension costs based on ASU 2016-01 and ASU 2017-07, respectively.

B-2

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 3:59 P.M. Eastern Daylight Time on April 30, 2019. Have your proxy card in hand when you access the proxyvote.com website and follow the instructions to obtain your records and to create an electronic voting instruction form. ALLERGAN PLC CLONSHAUGH BUSINESS AND TECHNOLOGY PARK COOLOCK, DUBLIN D17 E400, IRELAND SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to submit your proxy to up until 3:59 P.M. Eastern Daylight Time on April 30, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, to be received by 10:00 a.m. Eastern Daylight Time on April 29, 2019. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E66223-P19608 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ALLERGAN PLC The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Nesli Basgoz, M.D. For Against Abstain 1b. Joseph H. Boccuzi ! ! ! 2. To approve, in a non-binding vote, Named Executive Officer compensation. 1c. Christopher W. Bodine 1d. Adriane M. Brown 3. To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2019 and to authorize, in a binding vote, the Board of Directors, acting through its Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP's remuneration. ! ! ! 1e. Christopher J. Coughlin 1f. Carol Anthony (John) Davidson ! ! ! ! ! ! ! ! ! 4. To renew the authority of the directors of the Company (the "Directors") to issue shares. To renew the authority of the Directors to issue shares for cash without first offering shares to existing shareholders. To authorize the Directors to allot new shares up to an additional 5% for cash in connection with an acquisition or other capital investment. 1g. Thomas C. Freyman 5a. 1h. Michael E. Greenberg, PhD 5b. 1i. Robert J. Hugin 1j. Peter J. McDonnell, M.D. The Board of Directors recommends you vote AGAINST the following proposal: For Against Abstain 1k. Brenton L. Saunders ! ! ! 6. To consider a shareholder proposal requiring an independent Board Chairman (immediate change), if properly presented at the meeting. The signatory (or signatories) hereto acknowledge(s) receipt of the Notice of Annual Meeting and the accompanying proxy statement and, revoking any proxy or voting instructions previously given, hereby appoint(s) Brenton L. Saunders and A. Robert D. Bailey as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them individually to represent and vote at the Annual Meeting (and at any adjournments thereof) all of the ordinary shares held by the undersigned at the close of business on March 5, 2019, in each case as indicated above. YesNo ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Please indicate if you plan to attend this meeting. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and 2018 Annual Report to Shareholders are available at www.proxyvote.com. Our Irish Statutory Financial Statements will be available at www.proxyvote.com on or before April 5, 2019. E66224-P19608 ALLERGAN PLC 2019 Annual General Meeting of Shareholders ("Annual Meeting") May 1, 2019, 8:30 AM local time This proxy is solicited by the Board of Directors The Board of Directors has fixed the close of business on March 5, 2019 as the record date for the determination of shareholders entitled to receive notice of and to attend, speak and vote at the Annual Meeting. Only shareholders of record at the close of business on March 5, 2019 will be entitled to receive notice of and to attend, speak and vote at the Annual Meeting or any adjournment, postponement or continuation thereof. Your attention is directed to the Proxy Statement for more complete information regarding the matters to be acted upon at the Annual Meeting. The Board of Directors recommends that you vote “FOR“ each director nominee included in Proposal No. 1 and “FOR“ Proposals No. 2, 3, 4, 5a and 5b. The Board of Directors recommends that you vote “AGAINST“ Proposal No. 6. The Proxy Statement and 2018 Annual Report to Shareholders are available at www.proxyvote.com. Our Irish Statutory Financial Statements will be available at www.proxyvote.com on or before April 5, 2019. You may vote the shares in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to vote the shares: (i) by accessing the Internet site described in the Notice Regarding the Availability of Proxy Materials previously provided to you up until 3:59 p.m. Eastern Daylight Time on April 30, 2019, (ii) by calling the toll-free telephone number listed on the Internet site at www.proxyvote.com, voter instruction form, proxy card or Notice Regarding the Availability of Proxy Materials to submit your proxy up until 3:59 p.m. Eastern Daylight Time on April 30, 2019, or (iii) by marking, dating and signing any proxy card or voter instruction form provided to you and returning it in the accompanying postage paid envelope as quickly as possible, to be received by 10:00 a.m. Eastern Daylight Time on April 29, 2019 (which will be forwarded to the Company's registered address electronically). A shareholder entitled to attend and vote is entitled, using the form provided (or the form in section 184 of the Companies Act 2014), to appoint one or more proxies to attend, speak and vote instead of him or her at the Annual Meeting. A proxy need not be a shareholder of record. If you wish to nominate a proxy other than the Board of Directors, please contact our Company Secretary and also note that your nominated proxy must attend the Annual Meeting in person in order for your votes to be cast. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. NOTE: This proxy may also be voted in accordance with the Board of Directors' recommendations with respect to such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof. Continued and to be signed on reverse side